CREDIT AND SECURITY AGREEMENT

dated as of May 31, 2012

between

FREDERICK’S OF HOLLYWOOD GROUP INC., FOH HOLDINGS, INC., FREDERICK’S OF HOLLYWOOD, INC., FREDERICK’S OF HOLLYWOOD STORES, INC., HOLLYWOOD MAIL ORDER, LLC,

as Borrowers

and

SALUS CAPITAL PARTNERS, LLC,

as Lender

Table of Contents

1.	DEFINITIONS		1

2.	AMOUNT AND TERMS OF THE LINE OF CREDIT		20

	2.1	Line of Credit; Limitations on Borrowings; Termination Date; Use of Proceeds.	20
	2.2	Procedures for Advances.	22
	2.3	Collection of Accounts and Application to Obligations.	23
	2.4	Interest and Interest Related Matters.	24
	2.5	Fees; Fee Letter	25
	2.6	Interest Accrual; Principal and Interest Payments; Computation.	25
	2.7	Termination or Reduction of Line of Credit by Borrowers; Notice.	26
	2.8	Payments Free of Taxes	27
	2.9	Increased Costs.	27
	2.10	Survival	28
	2.11	Consolidated Credit Facility; Joint and Several Obligations	28
	2.12	Borrower Representative	28

3.	SECURITY INTEREST AND THE COLLATERAL AND LENDER’S RIGHTS CONCERNING THE COLLATERAL		29

	3.1	Security Interest and the Collateral.	29
	3.2	Lender’s Rights Concerning the Collateral	30
	3.3	Power of Attorney	32
	3.4	Assignment of Insurance	33
	3.5	Borrowers’ Premises.	33
	3.6	License to Use Intellectual Property Rights	33
	3.7	Financing Statements.	34
	3.8	Collateral Related Matters	34
	3.9	Notices Regarding Disposition of Collateral	35

4.	CONDITIONS PRECEDENT		35

	4.1	Conditions Precedent to Initial Advance	35
	4.2	Additional Conditions Precedent to All Line of Credit Usage	37

5.	REPRESENTATIONS AND WARRANTIES		38

	5.1	Corporate Existence and Power Name; Chief Executive Office; Inventory and Equipment Locations; Identification Numbers	38
	5.2	Subsidiaries; Joint Ventures; Affiliates; Capitalization	38
	5.3	Authorization; No Conflict as to Law or Agreements	39
	5.4	Enforceable Obligations	39
	5.5	Financial Statements; No Material Adverse Effect	39
	5.6	Projections	39
	5.7	Litigation	40
	5.8	Intellectual Property Rights.	40

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	5.9	Taxes	41
	5.10	Title and Liens	41
	5.11	No Defaults	41
	5.12	Full Disclosure	41
	5.13	Labor Matters	41
	5.14	Rights to Payment	42
	5.15	Employee Benefit Plans.	42
	5.16	Environmental Matters.	42
	5.17	Solvency	43
	5.18	Material Agreements	43

6.	AFFIRMATIVE COVENANTS		44

	6.1	Reporting Requirements	44
	6.2	Financial Covenants	47
	6.3	Preservation of Existence	47
	6.4	Books and Records	48
	6.5	Payment of Indebtedness and Charges.	48
	6.6	Compliance with Laws.	48
	6.7	Maintain Collateral; Defend Collateral.	49
	6.8	Protect Intellectual Property Rights	49
	6.9	Insurance	52
	6.10	Further Assurances	53

7.	NEGATIVE COVENANTS		53

	7.1	Indebtedness	53
	7.2	Liens	54
	7.3	Investments	55
	7.4	Restricted Payments	56
	7.5	Transactions with Affiliates	56
	7.6	Sale of Assets	57
	7.7	Transfer of Intellectual Property Rights	57
	7.8	Mergers, Subsidiaries; Asset Acquisitions	57
	7.9	Sale and Leaseback	58
	7.10	Restrictions on Nature of Business	58
	7.11	Accounting; Fiscal Year	58
	7.12	Discounts	58
	7.13	Pension Plans	58
	7.14	Change to Place of Business; Premises	58
	7.15	Constituent Documents; Name Change	58
	7.16	Deposit Accounts	59
	7.17	Retail Stores	59
	7.18	Changes in Terms of Subordinated Debt	59

8.	EVENTS OF DEFAULT AND REMEDIES		59

	8.1	Events of Default	59
	8.2	Rights and Remedies	62

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	8.3	Immediate Default and Acceleration	63

9.	MISCELLANEOUS		63

	9.1	No Waiver; Cumulative Remedies	63
	9.2	Amendment; Consents and Waivers; Authentication	63
	9.3	Execution in Counterparts; Delivery of Counterparts	64
	9.4	Notices, Requests, and Communications	64
	9.5	Borrowers Information Reporting; Confidentiality	64
	9.6	Further Documents	65
	9.7	Costs and Expenses	66
	9.8	Indemnity	66
	9.9	Binding Effect; Assignment; Complete Agreement	67
	9.10	Sharing of Information	67
	9.11	Severability of Provisions	67
	9.12	Headings	67
	9.13	Definitional Terms and Rules of Interpretation	68
	9.14	Governing Law; Jurisdiction, Venue; Waiver of Jury Trial	68
	9.15	WAIVER OF JURY TRIAL AND DAMAGES	68

Exhibits

Exhibit A:	Revolving Note
Exhibit B:	Compliance Certificate
Exhibit C:	Borrowing Base Certificate

Schedules

Schedule 1:	Permitted Holders
Schedule 4.1(i)	List of Deposit Accounts to be Subject to Control Agreements
Schedule 5.1:	Trade Names; Chief Executive Office/Principal Place of Business; Other Inventory and Equipment Locations
Schedule 5.2:	Capitalization Chart/Organizational Chart
Schedule 5.7:	Litigation Matters
Schedule 5.8:	Intellectual Property Matters
Schedule 5.11	Default Matters
Schedule 5.13:	Labor Matters
Schedule 5.15:	Employee Benefit Plans
Schedule 5.16:	Environmental Matters
Schedule 5.18:	Material Contracts
Schedule 7.1:	Indebtedness
Schedule 7.2:	Permitted Liens
Schedule 7.3:	Investments
Schedule 7.16:	Deposit Accounts

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CREDIT AND SECURITY AGREEMENT

This CREDIT AND SECURITY AGREEMENT (this “Agreement”), dated as of May 31 2012, and is entered into by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”), and Salus Capital Partners, LLC (the “Lender”).

RECITALS

WHEREAS, Borrowers have requested that Lender provide them with a $24,000,000 revolving line of credit (as such line may be reduced as provided herein, the “Line of Credit”), to be used by Borrowers for working capital and other lawful corporate purposes (including, but not limited to, paying costs and expenses directly incurred in connection with this Agreement), and to repay certain indebtedness of Borrowers outstanding on the date hereof. Lender is agreeable to meeting Borrowers’ request, provided that Borrowers agree to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.            DEFINITIONS

Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in this Section 1. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the UCC to the extent such terms are defined therein.

“Account Funds” is defined in Section 2.3(b) of this Agreement.

“Accounts” shall have the meaning given it under the UCC.

“Advance” and “Advances” means an advance or advances under the Line of Credit, and includes, without limitation, the FILO Advance.

“Affiliate” or “Affiliates” means any other Person controlled by, controlling, or under common control with any of the Borrowers, including without limitation any Subsidiary of a Borrower. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Capital Stock, contract or otherwise.

“Agreement” means this Credit and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

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“Applicable Margin” means (i) with respect to Advances under the Line of Credit other than the FILO Advances, four percent (4.0%), and (ii) with respect to the FILO Advance, eleven and one-half percent (11.5%).

“Availability” means, on any date of determination, an amount equal to (i) the lesser of (A) the Maximum Line of Credit and (B) the Borrowing Base, less (ii) the aggregate Line of Credit Usage as of such date, provided, that to the extent that Availability is determined for purposes of the making of any Advance, Availability shall be determined as of the date of such Advance based upon the Advance Request and based on the collateral report most recently submitted pursuant to Section 6.1(c) of this Agreement.

“Bank of America Collection Account” means Account No. xxxxx maintained by Borrowers with Bank of America, N.A., which account which receives funds from the Store Accounts maintained with Bank of America, N.A.

“Bankruptcy Code” means title 11 of the United States Code.

“Borrowing Base” means on any date of determination, an amount equal to the sum of:

(i)          ninety-five percent (95%) of Eligible Credit Card Receivables, plus

(ii)         ninety percent (90%) of Eligible Accounts, plus

(iii)        a percentage, which is equal to the Inventory Advance Rate in effect at such time, of Eligible Inventory, plus

(iv)        the Maximum FILO Amount, minus

(v)          Borrowing Base Reserves then in effect.

“Borrowing Base Reserves” means, as of any date of determination, an amount or a percentage of a specified category or item that Lender establishes in its Permitted Discretion from time to time to reduce availability under the Borrowing Base to reflect (a) events, conditions, contingencies or risks which adversely affect the assets or business of Borrowers, or any component of the Borrowing Base, the Collateral or its value, or the enforceability, perfection or priority of Lender’s liens therein, or impediments to Lender’s ability to realize upon the Collateral, or claims and liabilities that Lender determines will need to be satisfied in connection with its realization upon the Collateral, (b) Lender’s judgment that any collateral report or financial information relating to Borrowers and furnished to Lender may be incomplete, inaccurate or misleading in any material respect, or (c) to reflect that a Default or Event of Default then exists. Without limiting the generality of the foregoing, Borrowing Base Reserves may include (but are not limited to) reserves based on (i) rent based upon rent past due for more than thirty (30) days for any leased Premises, (ii) rent in an amount equal to up to one month’s rent for each of Borrowers’ leased locations in a Landlord Lien State for which Lender is not party to a landlord waiver in form and substance reasonably acceptable to Lender; (iii) outstanding taxes and other governmental charges, including, without limitation, ad valorem, real estate, personal property, sales and other taxes which Lender determines could have priority over the interests of Lender in the Collateral; (iv) unpaid salaries, wages and benefits due employees of Borrowers; (v) liabilities for customer credits, customer deposits, frequent shopper programs, fifty percent (50%) of gift cards and gift certificates issued no more than one year prior to the date of determination and the like; (vi) warehousemen’s or bailee’s charges and other Permitted Liens which Lender determines could have priority over the interests of Lender in the Collateral; (vii) freight forwarder’s charges, custom broker’s charges, or other similar third party charges which Lender determines could have priority over the interests of Lender in the Collateral; (viii) credit card chargebacks and customer disputes; (ix) accounts payable owed by Borrowers with respect to consigned inventory (to the extent included in the Borrowing Base), and (x) held or post dated checks.

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“Business Day” means each day on which the Federal Reserve Bank of New York is open for business and, if such day relates to determination of the LIBOR Rate, a day on which dealings are carried on in the London Interbank Eurodollar market.

“Business Plan” is defined in Section 6.1(d) of this Agreement, and as used in this Agreement shall mean and refer to the most recent Business Plan in effect for the then current fiscal period delivered by Borrowers and approved by Lender, and as the same may be updated, modified or amended with Lender’s approval, as provided in Section 6.1(d) of this Agreement.

“Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

“Capital Stock” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), and including, without limitation stock or equity appreciation rights.

“Cash Management Bank” means Wells Fargo Bank, National Association or any other financial institution reasonably acceptable to Lender.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

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“Change of Control” means each occurrence of any of the following:

(a)          Permitted Holders fail to own and control, directly or indirectly, 51%, or more, of the Capital Stock of Group having the right to vote for the election of members of the Board of Directors of Group;

(b)          the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 30% of the Capital Stock of Group having the right to vote for the election of members of the Board of Directors of Group;

(c)          during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Group (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Group was approved by a vote of at least a majority the directors of Group then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of Group;

(d)          the Parent shall cease to have, directly or indirectly through one or more Loan Parties, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each Borrower (other than Group) and each Guarantor, free and clear of all Liens (other than Liens in favor of Lender);

(e)          Group shall cease to have, directly or indirectly through one or more Loan Parties, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of the Parent, free and clear of all Liens (other than Liens in favor of Lender);

(f)          (i) Group consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to any Person, or (ii) any Borrower consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to another Person, or (iii) any entity consolidates with or merges into any other Borrower unless the Parent has beneficial ownership of one hundred percent (100%) of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity; and

(g) an individual holding the office of Group’s Chief Executive Officer or Chief Financial Officer as of the Closing Date shall for any reason either cease to hold such office or be actively engaged in the day-to-day management of Borrowers, unless a successor approved by Lender in its Permitted Discretion is appointed within ninety (90) days of such cessation of such individual.

“Charges” means all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the Pension Benefit Guaranty Corporation at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or arising on account of (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of Borrowers, (d) Borrowers’ ownership or use of any properties or other assets, or (e) any other aspect of Borrowers’ business.

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“Closing Date” means the date of the making of the initial Advance hereunder or the date on which Lender sends Borrowers written notice that each of the conditions precedent to the making of the initial Advance hereunder either has been satisfied or has been waived.

“Collateral” means any property or other assets, now existing or hereafter acquired, real or personal, tangible or intangible, and whether owned by, consigned to, or held by, or under the care, custody or control of Borrowers, including all money, cash, cash equivalents, Accounts, Deposit Accounts and deposits, Investment Property, Inventory, Equipment, Fixtures, Goods, Chattel Paper, Documents, Instruments, letters of credit, Letter of Credit Rights, Supporting Obligations, Commercial Tort Claims, books and records, real property interests, leasehold estates in real property of Borrowers, as lessee, General Intangibles (including all Intellectual Property, payment intangibles, contract rights, choses in action, and Software), and all of Borrowers’ other interests in property of every kind and description, and the products, profits, rents of, dividends or distributions on, accessions to, and all Proceeds (including tort claims, insurance claims and insurance proceeds) of any of the foregoing, regardless of whether the Collateral, or any of it, is property as to which the UCC provides for the perfection of a security interest, and all rights and remedies applicable to such property.

“Collection Account” is defined in Section 2.3(a) of this Agreement.

“Compliance Certificate” is defined in Section 6.1(a) of this Agreement and is in the form attached hereto as Exhibit B.

“Confidential Information” means all non-public, confidential or proprietary information of Borrowers disclosed to Lender prior to or during the term of this Agreement by Borrowers or any of its officers, employees, agents or representatives, including, without limitation, any trade secrets, research and development test results, marketing or business plans, strategies, forecasts, budgets, projections, customer and supplier information, and any other analyses, computations or studies prepared by or for Borrowers.

“Constituent Documents” means with respect to any Person, as applicable, that Person’s certificate of incorporation, articles of incorporation, by-laws, certificate of formation, articles of organization, limited liability company agreement, management agreement, operating agreement, shareholder agreement, partnership agreement or similar document or agreement governing such Person’s existence, organization or management or concerning disposition of ownership interests of such Person or voting rights among owners of such Person’s ownership interests.

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“Contingent Liability(ies)” means, with respect to any Person, any obligation of such Person guaranteeing any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Liability” shall not include any products warranties extended in the ordinary course of business. The amount of any Contingent Liability shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Liability is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Liability) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Control Agreement” means each deposit account control agreement, securities account control agreement, or similar agreement executed by a financial institution in favor of Lender with respect to any deposit account, securities account or other account of Borrowers, and pursuant to which Lender has “control” of such account, as contemplated by Section 9-104 of the UCC, and which is reasonably satisfactory to Lender in form and substance.

“Copyright Security Agreement” means the Copyright Security Agreement executed by Borrowers in favor of Lender.

“Credit Card Agreements” means all agreements now or hereafter entered into by Borrowers with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Credit Card and Account Funds” is defined in Section 2.3(b) of this Agreement.

“Credit Card Collection Account” means any deposit account maintained by Borrowers for the purpose of collecting proceeds of Credit Card Receivables, which is established and maintained at an institution reasonably satisfactory to Lender and subject to the Lender’s first priority security interest and Lender’s exclusive control pursuant to a Control Agreement; provided that, notwithstanding Lender’s exclusive control, the applicable Credit Card Processor may have rights to debit such deposit account for unpaid processing fees, chargebacks and other amounts due under the applicable Credit Card Agreement.

“Credit Card Issuer” means any Person who issues or whose members issue credit cards (but specifically excluding Borrowers or any Affiliate of a Borrower as issuer of any proprietary or house credit card).

“Credit Card Processor” means any servicing or processing agent that facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to Borrowers’ sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

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“Credit Card Receivables” means, collectively, (i) all present and future rights of Borrowers to payment from any Credit Card Issuer or Credit Card Processor arising from the sale of goods or provision of services to customers who have purchased such goods or services using a credit or debit card, and (ii) all present and future rights of Borrowers to payment from any Credit Card Issuer or Credit Card Processor in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or provision of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor under the applicable Credit Card Agreement(s) or otherwise.

“Daily One Month LIBOR” means, for any day, the rate of interest equal to LIBOR then in effect for delivery for a one (1) month period. When interest is determined in relation to Daily One Month LIBOR, each change in the interest rate shall become effective on the Business Day that Lender determines that Daily One Month LIBOR has changed.

“Default” means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

“Default Period” is defined in Section 2.4(c) of this Agreement.

“Default Rate” is defined in Section 2.4(c) of this Agreement.

“Designated Officer” means an individual holding any of the positions of Chief Executive Officer, Chief Financial Officer, President, Vice President, Finance or Manager of Treasury of Group or Stores.

“Director” means a director if a Borrower is a corporation, or a governor, or manager or managing member if a Borrower is a limited liability company.

“Disqualified Capital Stock” means, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (A) debt securities or (B) any Capital Stock referred to in clause (i) or (ii) above, in each case under clause (i), (ii) or (iii) above at any time on or prior to date that is 180 days following the Maturity Date; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock.

“Distribution Center Lease” means the lease agreement, dated as of September 25, 1998, between Cotton Fredericks, LLC, an Arizona limited liability company, as successor to Ryan Companies US, Inc., a Minnesota corporation, as landlord, and Frederick’s, as tenant, with respect to the distribution center of Frederick’s located in Phoenix, Arizona, as such lease may be amended, modified, extended or renewed from time to time.

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“Domain Names” means fredericks.com or any other Internet domain name by which the customers of the Borrowers may access an Internet website through which the Borrowers conduct business.

“EBITDA” means, for any fiscal period, Borrowers’ net income (or loss) for such period, plus (a) without duplication and in each case to the extent deducted in determining net income (or loss) for such period, the sum of (i) interest expense, (ii) income tax expense, and (iii) depreciation and amortization expense, minus (b) without duplication and in each case to the extent included in consolidated income (or loss) for such period, (i) interest income, and (ii) other non-cash income.

“Eligible Accounts” means all unpaid Accounts of Borrowers arising from the sale of goods or the performance of services, net of any credits and discounts, but excluding Credit Card Receivables and any Accounts having any of the following characteristics:

(a)          That portion of Accounts (i) unpaid 110 days or more after the applicable due date, or (ii) requiring payment more than 60 days after the applicable invoice date;

(b)          That portion of Accounts related to goods or services with respect to which Borrowers have received notice of a claim or dispute, which are subject to a claim of offset or a contra account, or which reflect a reserve for warranty claims or returns;

(c)          That portion of Accounts not yet earned by the final delivery of goods or the final provision of services by Borrowers to the account debtor, including with respect to both goods and services, progress billings, and that portion of Accounts for which an invoice has not been sent to the applicable account debtor;

(d)          Accounts constituting (i) proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (ii) proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office;

(e)          Accounts owed by any unit of government, whether foreign or domestic (except that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which Borrowers have provided evidence satisfactory to Lender that (i) Lender’s Lien constitutes a perfected first priority Lien in such Accounts, and (ii) such Accounts may be enforced by Lender directly against such unit of government under all applicable laws);

(f)          Accounts denominated in any currency other than United States Dollars;

(g)          Accounts owed by an account debtor located outside the United States or Canada which are not (i) backed by a bank letter of credit naming Lender as beneficiary or assigned to Lender, in Lender’s possession or control, or with respect to which a Control Agreement concerning the letter-of-credit rights is in effect, and reasonably acceptable to Lender, or (ii) covered by a foreign receivables or credit insurance policy acceptable to Lender in its Permitted Discretion;

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(h)          Accounts owed by an account debtor that is insolvent or is the subject of bankruptcy on insolvency proceedings or that has gone out of business;

(i)          Accounts owed by an Owner, Subsidiary, Affiliate, Officer or employee of any Borrower;

(j)          Accounts not subject to a first priority, perfected security interest in favor of Lender or which are subject to any Lien in favor of any Person other than Lender, except Permitted Liens;

(k)          Any Account or portion thereof that has been restructured, extended, amended or modified;

(l)          That portion of Accounts that constitutes advertising charges, finance charges, service charges or sales or excise taxes;

(m)          Accounts owed by an account debtor, regardless of whether otherwise eligible, to the extent that the aggregate balance of such Accounts exceeds $1,000,000, without the prior consent of Lender;

(n)          Accounts owed by an account debtor, regardless of whether otherwise eligible, if twenty-five percent (25%) or more of the total amount of Accounts due from such account debtor is ineligible under clauses (a), (b), or (k) above; and

(o)          Accounts, or portions of Accounts, otherwise deemed ineligible by Lender in its Permitted Discretion.

“Eligible Credit Card Receivables” means all Credit Card Receivables of Borrowers, but excluding any Credit Card Receivable having any of the following characteristics:

(a)          Credit Card Receivables that do not arise from the actual and bona fide sale and delivery of goods or provision of services by Borrowers in the ordinary course of Borrowers’ business, which transaction is not completed in accordance with the terms and provisions contained in any agreements binding on Borrowers or the other party or parties related thereto;

(b)          That portion of Credit Card Receivables that are past due (beyond any stated applicable grace period, if any) pursuant to the terms set forth in the Credit Card Agreement(s) with the applicable Credit Card Issuer or Credit Card Processor of the credit card or debit card used in the purchase which give rise to such Credit Card Receivables;

(c)          Credit Card Receivables that are unpaid more than (i) for all Credit Card Issuers other than American Express, three (3) Business Days or more after the date of the sale of inventory or rendition of services giving rise to such Credit Card Receivable, and (ii) for American Express, five (5) Business Days or more after the date of the sale of inventory or rendition of services giving rise to such Credit Card Receivable;

(d)          Credit Card Receivables arising from any transaction in which all material procedures required by the Credit Card Issuer and/or the Credit Card Processor of the credit card or debit card used in the purchase which gave rise to such Credit Card Receivable shall not have been followed by Borrowers, or Borrowers shall not have obtained all authorizations and approvals required by such Credit Card Issuer or Credit Card Processor in connection with the sale giving rise to such Credit Card Receivable;

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(e)          any fact, event or occurrence exists which would impair the validity, enforceability or collectability of such Credit Card Receivable in any material respect or reduce the amount payable or delay payment thereunder (other than for setoffs for fees and chargebacks consistent with the practices of the applicable Credit Card Issuer or Credit Card Processor with Borrowers as of the date hereof or as such practices may hereafter change as a result of changes to the policies of such Credit Card Issuer or Credit Card Processor applicable to its customers generally and unrelated to the circumstances of Borrowers);

(f)          Credit Card Receivables not subject to the first priority, valid and perfected security interest and Lien of Lender; and Credit Card Receivables for which the Inventory that was sold giving rise to such Credit Card Receivables was at the time of the sale thereof, subject to any security interest or Lien in favor or any Person other than Lender, except Permitted Liens;

(g)          Credit Card Receivables owed by a Credit Card Issuer or Credit Card Processor deemed uncreditworthy by Lender in its Permitted Discretion (such that in the good faith determination of Lender, such Credit Card Issuer or Credit Card Processor does not have, or could reasonably be expected not to have, the financial ability to satisfy its outstanding obligations);

(h)          Credit Card Receivables for which the Inventory that was sold giving rise to such Credit Card Receivables shall have been returned; and

(i)          Credit Card Receivables or portions thereof otherwise deemed ineligible by Lender in its Permitted Discretion.

“Eligible Inventory” means all Inventory of Borrowers, valued at the lower of cost or market in accordance with GAAP, but excluding Inventory having any of the following characteristics:

(a)          Inventory that is: (i) in-transit; (ii) located at any leased premises, warehouse, or other premises not subject to a collateral access agreement, landlord’s waiver, bailee’s agreement, warehouseman’s agreement or similar agreement reasonably acceptable to Lender, unless expressly approved by Lender in writing; (iii) not subject to Lender’s first priority perfected security interest; (iv) covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title which does not note Lender’s interest thereon; (v) on consignment from any consignor; or (vi) on consignment to any consignee or subject to any bailment unless the consignee or bailee has executed an agreement with Lender in form and substance reasonably satisfactory to Lender;

(b)          Supplies, packaging or parts, or customer supplied parts or Inventory;

(c)          Inventory consisting of raw materials or work-in-process;

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(d)          Inventory that is damaged, defective, contaminated, or not currently saleable in the normal course of Borrowers’ operations (including, without limitation, Inventory of a type that has been discontinued by Borrowers and/or marked down and not sold consistent with prior practices), Inventory consisting of special orders for individual customers outside of Borrowers’ ordinary course of business, or the amount of any Inventory that has been reduced by shrinkage;

(e)          Inventory that Borrowers have returned, have attempted to return, are in the process of returning or intend to return to the applicable vendor;

(f)          Inventory manufactured, distributed or sold by Borrowers pursuant to a license unless the applicable licensor has agreed in writing to permit Lender to exercise its rights and remedies against such Inventory;

(g)          Inventory that is subject to a Lien in favor of any Person other than Lender, except Permitted Liens; and

(h)          Inventory otherwise deemed ineligible by Lender in its Permitted Discretion except that Inventory that is slow moving shall not be deemed ineligible solely for that reason.

“Environmental Law” means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

“Equipment” shall have the meaning given it under the UCC.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is a member of a group which includes Borrowers and which is treated as a single employer under Section 414 of the IRC.

“Event of Default” is defined in Section 8.1 of this Agreement.

“Excess Cash Flow” means, with respect to any fiscal period for the Borrowers, determined on a consolidated basis and in accordance with GAAP, (a) EBITDA, minus (b) the sum of (i) the cash portion of interest actually paid during such period, (ii) the cash portion of income taxes paid during such period, and (iii) the cash portion of capital expenditures made during such period as and to the extent contemplated by the Business Plan during such period.

“Excluded Taxes” means, with respect to Lender or any other recipient of any payment to be made by or on account of any Obligation hereunder, (a) income, net worth or franchise taxes imposed on (or measured by) its net income or net worth by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or in which its lending office is located or in which it is taxable solely on account of some connection other than the execution, delivery or performance of this Agreement or the receipt of income hereunder, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which a Borrower is located, and (c) any tax imposed by the Foreign Account Tax Compliance Act.

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“Fee Letter” means the fee letter dated as of the Closing Date by and among the Borrowers and Lender.

“FILO Advance” means a portion of the Line of Credit attributable to the Maximum FILO Amount. Notwithstanding fluctuations in the amount of the outstanding Advances and/or the Maximum FILO Amount, the FILO Advance shall, at all times, be deemed to be the initial amounts advanced by Lender under the Line of Credit and except as otherwise provided in this Agreement, the last amounts repaid by or for the account of Borrowers under the Line of Credit.

“Flagship Store Lease” means the lease agreement, dated as of March 2, 2005, between 6753 Hollywood Associates, LLC, a California limited liability company, as landlord, and Frederick’s, as tenant, with respect to the Borrowers’ flagship retail store located in Los Angeles, California, as such lease agreement may be amended, modified, extended or renewed from time to time.

“Funds Transfer and Deposit Account Liability” means the liability of Borrowers owing to the Lender, arising out of any indemnity by Lender to the Cash Management Bank or any of Borrowers’ other depository banks in connection with any deposit, disbursement, cash management or other services afforded to Borrowers by any such bank.

“GAAP” means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5 of this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing.

“General Intangibles” shall have the meaning given it under the UCC.

“Goods” means any “goods” as defined in the UCC, now owned or hereafter acquired by Borrowers, wherever located, including embedded software to the extent included in “goods” as defined in the UCC.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Hazardous Substances” means pollutants, contaminants, hazardous substances, hazardous wastes, or petroleum, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

“Hosting Agent” means any Person engaged to host or maintain any Website Collateral.

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“Hosting Agreement” means any agreement between any Borrower and any Hosting Agent.

“Indebtedness” means, with respect to any Person, (a) all obligations for borrowed money or with respect to deposits or advances of any kind, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances or other financial products, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations as a lessee under leases considered Capitalized Leases in accordance with GAAP, (f) all obligations to pay the deferred purchase price of assets, (g) all obligations owing under any hedging, derivative, foreign exchange, or similar transaction, (h) all Contingent Liabilities, (i) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any property owned or acquired by such Person, (j) all Disqualified Capital Stock issued by such Person, with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, and (k) any obligation guaranteeing any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (j).

“Indemnified Liabilities” is defined in Section 9.8 of this Agreement.

“Indemnitee” is defined in Section 9.8 of this Agreement.

“Intellectual Property Rights” means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including without limitation all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

“Interest Payment Date” is defined in Section 2.6(a) of this Agreement.

“Inventory” shall have the meaning given it under the UCC.

“Inventory Advance Rate” means, with respect to Eligible Inventory, an advance rate established by Lender from time to time in its reasonable credit judgment in the amount of ninety-five percent (95%) (or such lesser percentage as Lender in its Permitted Discretion may deem appropriate) of the Net Orderly Liquidation Value of such Eligible Inventory, based upon the most recent inventory appraisal received by Lender.

“Investment Property” shall have the meaning given it under the UCC.

“ISP” means the International Standby Practices 1998 a publication by the International Chamber of Commerce, or any substitution therefor or replacement thereof.”

“Landlord Lien State” means any state or other jurisdiction under whose statutory or common law the rights of a landlord to or in assets of that landlord’s tenant, for unpaid rent, may be senior to a perfected security interest in such assets.

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“Lender” means Salus Capital Partners, LLC, together with its successors and assigns.

“Lender Expenses” is defined in Section 9.7 of this Agreement.

“Lender’s Loan Account” means the account maintained by the Lender which reflects Borrowers’ Indebtedness under the Line of Credit.

“Licenses” means (a) all license agreements and covenants not to sue with any other party with respect to any patent, trademark, or copyright, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable to any Borrower with respect thereto, including, without limitation, the right to recover any damages and payments for past, present and future breaches thereof, (iii) rights to sue for past, present and future breaches thereof, and (iv) other rights to use, exploit or practice any or all of the patents, trademarks or copyrights throughout the world, in each case whether now owned or hereafter acquired by any Borrower, and (b) the Hosting Agreement and any other agreement relating to the Website Collateral or any Website, or both.

“Licensed Intellectual Property” is defined in Section 5.8(b) of this Agreement.

“LIBOR Rate” means the variable rate per annum reasonably determined by Lender utilizing www.bankrate.com (or such other electronic or other quotation source(s) as Lender considers appropriate), to be the Daily One Month LIBOR Rate (being the rate offered on the London Inter-Bank Market for U.S. Dollar deposits for delivery for a one month period). The applicable LIBOR Rate for any date for which such rate is not published shall be the rate set forth for the last preceding date. If Lender determines (i) that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful for Lender to determine or charge interest rates based upon the LIBOR Rate, or (ii) that adequate and reasonable means do not exist for determining the LIBOR Rate, or (iii) that the LIBOR Rate does not adequately and fairly reflect the cost to Lender of funding amounts under the Line of Credit, then Lender shall notify Borrowers and upon receipt of such notice, all interest rates hereunder shall thereafter be based upon the Prime Rate; and in such event, Lender shall adjust the Applicable Margin for any portion of the Line of Credit bearing interest based upon the LIBOR Rate so as to accurately reflect the change in reference rate to the Prime Rate.

“Lien” means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including, without limitation, the interest of each lessor under any Capitalized Lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or subsequently acquired and whether arising by agreement or operation of law.

“Line of Credit” has the meaning set forth in the Recitals to this Agreement.

“Line of Credit Usage” means, as of any date of determination, the outstanding principal balance of the Advances.

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“Loan Documents” means this Agreement, the Revolving Note, the Fee Letter, each Subordination Agreement, and the Security Documents, together with every other agreement, note, document, contract or instrument to which any Borrower now or in the future may be a party and which may be required by Lender in connection with, or as a condition to, the execution of this Agreement or the continued access to credit hereunder.

“Material Adverse Effect” means any of the following:

(a)          A material adverse effect on the business, operations, results of operations, assets, liabilities or financial condition of Borrowers, taken as a whole;

(b)          A material adverse effect on the ability of Borrowers to collectively perform their obligations under the Loan Documents, or any other document or agreement related to this Agreement;

(c)          A material adverse effect on the ability of Lender to enforce the Obligations or to realize the intended benefits of the Security Documents, including, without limitation, a material adverse effect on the validity or enforceability of any Loan Document or on the status, existence, perfection, priority (subject to Permitted Liens) or enforceability of any Lien securing payment or performance of the Obligations; or

(d)          A material adverse deviation in Borrowers’ actual financial performance from Borrowers’ projected financial performance as set forth in the then current Business Plan.

“Material Contract” means (i) the Flagship Store Lease, the Distribution Center Lease, any other lease for real property involving aggregate consideration payable by Borrowers in excess of $500,000 per annum, and any agreement evidencing or concerning Subordinated Debt, (ii) each Material License, and (iii) with respect to any Person, (x) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $250,000 or more in any calendar year (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than sixty 60 days’ notice without penalty or premium) and (y) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance or properties of a Borrower or Borrowers taken as a whole.

“Material License” means each license or sublicense by a Borrower, as licensor, of any Owned Intellectual Property or Licensed Intellectual Property which either (i) involves aggregate payments from the licensee of more than $100,000 per annum, or (ii) grants to such licensee rights in any category which is part of Borrowers’ core business.

“Maturity Date” means May 31, 2015.

“Maximum FILO Amount” means $9,000,000, less any amounts repaid by Borrowers pursuant to Section 2.1(h), Section 2.1(i), and Section 2.7(c) of this Agreement; provided, however, that at any time following the occurrence of an Event of Default, at the election of the Lender, the Maximum FILO Amount shall equal the lesser of (i) $9,000,000, and (ii) seventy-five percent (75%) of the value of Borrowers’ Intellectual Property Rights using the Relief from Royalty Method Value, based upon the most recent appraisal of Borrowers’ Intellectual Property Rights received by Lender.

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“Maximum Line of Credit” means $24,000,000.

“Multiemployer Plan” means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which Borrowers or any ERISA Affiliate contributes or is obligated to contribute.

“Net Orderly Liquidation Value” or “NOLV” means the value of Eligible Inventory that is estimated to be recoverable in an orderly liquidation of such Eligible Inventory, net of liquidation expenses; such value to be as determined from time to time by Lender in its reasonable credit judgment or by a qualified appraisal company selected by Lender.

“Obligations” means any and all debts, obligations and liabilities of Borrowers to Lender, whether or not such debts, obligations and liabilities arise under or in respect of this Agreement or the other Loan Documents (including any Funds Transfer and Deposit Account Liability), whether incurred in the past, present or future, whether voluntary or involuntary, direct or indirect, primary or secondary, and however arising, and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not Borrowers may be liable thereunder individually or jointly with others, or whether recovery upon such Indebtedness may subsequently become unenforceable.

“OFAC” is defined in Section 6.6(b) of this Agreement.

“Off-the-Shelf Software” is defined in Section 5.8(b) of this Agreement.

“Officer” means with respect to any Person, an officer if such Person is a corporation, a manager or managing member if such Person is a limited liability company, or a partner if such Person is a partnership.

“Operating Account” is defined in Section 2.2(a) of this Agreement.

“Overadvance” means the amount, if any, by which the sum of the aggregate Line of Credit Usage is in excess of the then-existing Borrowing Base.

“Owned Intellectual Property” is defined in Section 5.8(a) of this Agreement.

“Owner” means with respect to any Borrower, each Person having legal or beneficial title to an ownership interest in such Borrower or a right to acquire such an interest.

“Pension Plan” means a pension plan (as defined in Section 3(2) of ERISA) maintained for employees of Borrowers or any ERISA Affiliate and covered by Title IV of ERISA.

“Permitted Accounts” is defined in Section 7.16 of this Agreement.

“Permitted Discretion” means a determination by Lender made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

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“Permitted Holder” means the shareholders of Group as of the Effective Date set forth in Schedule 1 attached hereto, and any Affiliate of any such Person.

“Permitted Lien” and “Permitted Liens” are defined in Section 7.2 of this Agreement.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision of a governmental entity.

“PIK Interest” is defined in Section 2.4(b) of this Agreement.

“Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) maintained for employees of Borrowers or any ERISA Affiliate.

“Pledge Agreement” means the Pledge Agreement executed by Group, Parent and Frederick’s in favor of Lender pursuant to which each of Group, Parent and Frederick’s has pledged the Capital Stock of its Subsidiaries as security for the Obligations.

“Premises” is defined in Section 3.5(a) of this Agreement.

“Prime Rate” means the rate per annum which JP Morgan Chase Bank, N.A. announces from time to time as the JP Morgan Chase Prime Rate, as in effect from time to time.

“Proceeds” shall have the meaning given it under the UCC.

“Projections” shall mean Borrowers’ projected financial statements, inclusive of a projected balance sheet, income statement and statement of cash flows, each prepared on a month-by-month basis for the next succeeding fiscal year, and on a consolidated and consolidating basis for Borrowers and each of their Subsidiaries.

“Relief from Royalty Method Value” means, as of any date of determination, the value of Borrowers’ Owned Intellectual Property based upon the relief from royalty valuation method, as determined by Lender based upon the most recent appraisal of such Owned Intellectual Property performed by an appraiser satisfactory to Lender.

“Reportable Event” means a reportable event (as defined in Section 4043 of ERISA), other than an event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the Pension Benefit Guaranty Corporation.

“Restricted Payment” means (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Capital Stock of any Borrower; (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of Capital Stock of any Borrower or any other payment or distribution made in respect thereof, either directly or indirectly; (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Capital Stock of any Borrower now or hereafter outstanding; (d) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of Capital Stock of any Borrower or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (e) any payment, loan, contribution, or other transfer of funds or other property to any stockholder of any Borrower other than payment of compensation in the ordinary course of business to holders of Capital Stock who are employees, officers or directors of any Borrower; (f) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; and (g) any payment of management fees, advisory fees, transaction fees or other fees of a similar nature by Borrowers to any Affiliate or any holder of Capital Stock of any Borrower.

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“Revolving Note” is defined in Section 2.1(d) of this Agreement.

“Security Documents” means this Agreement, the Trademark Security Agreement, Copyright Security Agreement, the Pledge Agreement, each Control Agreement and any other document delivered to Lender from time to time to secure the Obligations.

“Software” means all “software,” as such term is defined in the UCC, now owned or hereafter acquired by Borrowers, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including Contingent Liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

“Store Account” means any deposit account maintained by Borrowers for the purpose of collecting Proceeds of Inventory and other Collateral (other than Credit Card Receivables).

“Subordinated Creditor” means any Person now or in the future subordinating Indebtedness of Borrowers held by that Person to the payment of the Obligations.

“Subordinated Debt” means Indebtedness approved by Lender that is subordinated to the Obligations on terms and conditions acceptable to Lender pursuant to a Subordination Agreement, including without limiting the generality of the foregoing, subordination of such Indebtedness in right of payment to the prior payment in full of the Obligations, the subordination of the priority of any Lien at any time securing such Indebtedness to Lender’s Liens in Borrowers’ assets and properties and, if applicable, the subordination of the rights of the holder of such Indebtedness to enforce its junior Lien following a default under such subordinated Indebtedness.

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“Subordination Agreement” means a subordination agreement executed by any Subordinated Creditor in favor of Lender relative to Subordinated Debt, in form and substance satisfactory to Lender (if more than one, the “Subordination Agreements”).

“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate more than 50% of such Capital Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of any Borrower.

“Supporting Obligations” means all “supporting obligations,” as such term is defined in the UCC, now owned or hereafter acquired by Borrowers, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Taxes” means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, provided, however, that there shall be excluded from “Taxes” all Excluded Taxes.

“Termination Date” is defined in Section 2.1(b) of this Agreement.

“Trademark Security Agreement” means the Trademark Security Agreement executed by Borrowers in favor of Lender.

“UCC” means the Uniform Commercial Code in effect in the state designated herein as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion of this Agreement or perfection of Lender’s Lien in any portion of the Collateral.

“Website” means an Internet website accessible through a Domain Name, as may be modified from time to time.

“Website Collateral” means all data and content maintained by all Hosting Agents pursuant to the Hosting Agreement or any other similar agreement with any other Person.

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2.            AMOUNT AND TERMS OF THE LINE OF CREDIT

2.1           Line of Credit; Limitations on Borrowings; Termination Date; Use of Proceeds.

(a)            Line of Credit and Limitations on Borrowing. Subject to the terms and conditions set forth in this Agreement, Lender shall make Advances under the Line of Credit from time to time through the Termination Date in an aggregate amount not to exceed at any time the lesser of (i) the Maximum Line of Credit, and (ii) the Borrowing Base. Borrowers may periodically borrow, repay in whole or in part, and reborrow under the Line of Credit as provided in this Agreement; provided, however, that amounts repaid by Borrowers on account of the FILO Advance may not be reborrowed by Borrowers. Lender has no obligation to make any Advance (x) at any time that a Default or Event of Default has occurred and is continuing, or (y) if an Overadvance has or would occur after giving effect to the requested Advance.

(b)           FILO Advance. Lender and Borrowers acknowledge and agree that the FILO Advance constitutes a “first in last out” tranche of the aggregate Advances made by Lender to Borrowers under this Agreement and, except as otherwise expressly provided herein, shall be the last principal portion of Advances repaid hereunder. Except for amounts repaid under Sections 2.1(f)(ii), 2.1(h) and 2(i) hereof, amounts repaid on account of the principal balance of the Advances by or on behalf of the Borrowers, or proceeds realized upon Collateral, whether prior to or following the occurrence of an Event of Default, shall be applied first, to reduce the principal balance of the Advances other than the FILO Advance, until paid in full, and then against the FILO Advance.

(c)           Termination Date. Borrowers may request Advances from the date that the conditions set forth in Section 4 hereof are satisfied until the date (the “Termination Date”) of the earliest to occur of (i) the Maturity Date, (ii) the date Borrowers terminate the Line of Credit in accordance with Section 2.7 hereof, or (iii) the date Lender terminates the Line of Credit following an Event of Default in accordance with the terms of this Agreement.

(d)           Use of Line of Credit Proceeds. Borrowers shall use the proceeds of each Advance only (i) on the Closing Date, to repay in full all Indebtedness of Borrowers secured by any of their assets (other than Indebtedness secured by Permitted Liens) outstanding on the date of this Agreement, (ii) for payment of Lender Expenses, including without limitation, transaction fees and expenses incurred in connection with the transactions contemplated by this Agreement, and (iii) general corporate purposes, to the extent not violative of this Agreement.

(e)           Revolving Note. Borrowers’ obligation to repay the Advances and other Obligations, regardless of how initiated under Section 2.2 hereof, shall be evidenced by a revolving promissory note (as renewed, amended, restated, modified, substituted or replaced from time to time, the “Revolving Note”) in substantially the form attached hereto as Exhibit A.

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(f)            Overadvances.

(i)          Lender shall have no obligation to make any Advance if an Overadvance exists or would result from the making of such Advance. If at any time the Line of Credit Usage exceeds the lesser of (A) the Maximum Line of Credit, or (b) the Borrowing Base, Borrowers shall immediately repay the Advances in an amount sufficient to eliminate such excess, and if payment in full of the Advances is insufficient to eliminate such excess, then Borrowers shall deliver cash to Lender in an amount equal to the remaining excess, unless Lender otherwise consents to such Overadvance, in which event the Overadvance shall be temporarily permitted on such terms and conditions as Lender in its sole discretion may deem appropriate, including, without limitation, the payment of additional fees or interest, or both. Any amounts paid by Borrowers to Lender pursuant to this Section 2.1(f)(i) may be applied by Lender to repay Advances or other amounts outstanding hereunder.

(ii)         If at any time, the outstanding balance of the FILO Advance exceeds the Maximum FILO Amount, Borrowers shall immediately repay the Advances in an amount sufficient to eliminate such excess, such amount to be applied by Lender to the outstanding balance of the FILO Advance.

(g)          Mandatory Prepayments upon Dispositions of Collateral Other than Intellectual Property. Immediately upon receipt by Borrowers of any cash proceeds of any disposition of Collateral, other than Collateral consisting of Owned Intellectual Property, Borrowers shall prepay the Line of Credit in an amount equal to 100% of the amount of such proceeds, net of (i) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrowers in connection therewith (in each case, payable to non-Affiliates), and (ii) transfer taxes. Any such prepayment shall be applied to the Obligations in accordance with Section 2.3(c) hereof. The provisions of this Section 2.1(g) shall not apply to the disposition or transfer of obsolete, damaged and worn-out Equipment, provided that the proceeds thereof are used within 120 days of such disposition to acquire replacement Equipment or other capital assets used or useful in Borrowers’ business. Nothing in this Section 2.1(g) shall be construed to constitute Lender’s consent to any transaction that is prohibited or restricted by other provisions of this Agreement or the other Loan Documents.

(h)          Mandatory Prepayments on Account of Dispositions of Owned Intellectual Property. Immediately upon receipt by Borrowers of any cash proceeds of any disposition of Owned Intellectual Property, Borrowers shall prepay the Line of Credit in an amount equal to 100% of the amount of such proceeds, net of (i) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrowers in connection therewith (in each case, payable to non-Affiliates), (ii) transfer taxes, and (iii) an appropriate reserve for income taxes in accordance with GAAP in connection therewith. Nothing in this Section 2.1(h) shall be construed to constitute Lender’s consent to any transaction that is prohibited or restricted by other provisions of this Agreement or the other Loan Documents. Any payment made by Borrowers pursuant to this Section 2.1(h) shall be applied to the outstanding balance of the Advances with a corresponding permanent reduction in both the Maximum FILO Amount and the Maximum Line of Credit.

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(i)          Mandatory Prepayments for Excess Cash Flow. Within ten (10) days following delivery to Lender of Borrower’s audited financial statements delivered pursuant to Section 6.1(a) hereof, commencing with the fiscal year ending July 27, 2013, Borrowers shall pay to Lender an amount equal to twenty-five percent (25%) of Borrowers’ Excess Cash Flow for the most recent fiscal year covered by such financial statements; provided, however, that amounts payable by Borrowers pursuant to this Section 2.1(i) shall be reduced by the amount of any prepayments made by Borrowers on account of the Line of Credit during such fiscal year that resulted in a permanent reduction in the Maximum Line of Credit. Amounts paid by Borrowers pursuant to this Section 2.1(i) shall be applied by Lender first, to the outstanding balance of the PIK Interest, until paid in full, and then to prepay the outstanding balance of the Advances, with a corresponding permanent reduction in both the Maximum FILO Amount and the Maximum Line of Credit.

2.2           Procedures for Advances.

(a)          Advances Credited to Operating Account. All Advances shall be credited to Borrowers’ demand deposit Account No. xxxxx maintained by Borrowers with the Cash Management Bank (the “Operating Account”) (which account shall at all times be subject to a Control Agreement in favor of Lender), unless the parties agree to disburse to another account with respect to which Lender will not unreasonably withhold agreement.

(b)          Advances upon Borrowers’ Request. Borrowers may request one or more Advances on any Business Day by delivery of an advance request to Lender (an “Advance Request”) no later than 1:30 p.m. (New York time), on the Business Day on which Borrowers desire the Advance to be funded, which Advance Request shall specify the amount of the requested Advance and the proposed date of funding of such Advance, and shall be accompanied by a Borrowing Base Certificate executed by a Designated Officer. No request for an Advance will be deemed received until Lender acknowledges receipt. Borrowers shall repay all Advances when due, even if the Person requesting the Advance on behalf of Borrowers lacked authorization.

(c)          Protective Advances; Advances to Pay Obligations Due. Lender may initiate an Advance under the Line of Credit in its Permitted Discretion at any time, with notice to Borrowers of such Advance promptly thereafter, without Borrowers’ compliance with any of the conditions of this Agreement, and (i) disburse the proceeds thereof directly to third Persons in order to preserve or protect Lender’s interest in Collateral or to perform any of Borrowers’ obligations contemplated by this Agreement, or (ii) apply the proceeds to the amount of any Obligations then due and payable to Lender.

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2.3           Collection of Accounts and Application to Obligations.

(a)          Store Accounts. Borrowers have granted a security interest to Lender in the Collateral, including, without limitation, all Inventory, Credit Card Receivables and other Accounts. Except as otherwise set forth in Section 2.3(b) hereof with respect to Credit Card Receivables and other Accounts, and except for cash on hand maintained at store locations in the ordinary course of Borrowers’ business and consistent with historical practices (but in an amount not to exceed $1,000 for any store location at the beginning of any Business Day), or as otherwise agreed by Lender in writing, all Proceeds of Inventory and other Collateral, upon receipt or collection, shall be deposited each Business Day into the collection Account No. xxxxx maintained by Borrowers with the Cash Management Bank (the “Collection Account”), or into a Store Account for transfer not less than once during each business week (except to the extent that Lender in its sole discretion agrees to less frequent transfers) from such Store Account to the Collection Account; provided that all Proceeds of Inventory and other Collateral in the Bank of America Collection Account shall be deposited each Business Day into the Collection Account. Funds so deposited are the Collateral of Lender, and may only be withdrawn from Store Accounts for deposit to the Collection Account. Borrowers and/or Lender shall cause the transfer of all collected funds in the Collection Account to be transferred by the Cash Management Bank to Lender on each Business Day for application by the Lender to the outstanding balance of the Line of Credit Usage. In the event there are no Obligations outstanding under the Line of Credit, Lender shall promptly transfer any excess funds to the Cash Management Bank for credit to the Borrowers’ Operating Account. Until deposited into a Store Account or the Collection Account, Borrowers will hold all such payments and Proceeds in trust for Lender without commingling with other funds or property. All deposits held in any Store Account or the Collection Account shall constitute Proceeds of Collateral and shall not constitute payment of Obligations.

(b)          Payment of Credit Card Receivables and Other Accounts. Borrowers shall instruct all account debtors other than in respect of Credit Card Receivables to make payments in respect of such Accounts directly to the Collection Account or to a Store Account for transfer to the Collection Account. Borrowers shall instruct all Credit Card Processors to make payments in respect of Credit Card Receivables directly to a Credit Card Collection Account or the Collection Account. All payments and Proceeds of Credit Card Receivables deposited into a Credit Card Collection Account shall be remitted each Business Day from such Credit Card Collection Account to the Collection Account (except to the extent that Lender in its sole discretion agrees to less frequent transfers or the proceeds of Credit Card Receivables are deposited directly to the Collection Account). If Borrowers receive a payment or the Proceeds of Credit Card Receivables or other Accounts directly, Borrowers shall promptly deposit such payment or Proceeds into the Collection Account or into a Store Account for transfer to the Collection Account. Funds so deposited (“Credit Card and Account Funds” and, collectively with funds on deposit in the Store Accounts, “Account Funds”) are the property of Lender, and may only be withdrawn from the Store Accounts, Credit Card Collection Accounts, or Collection Account by direction of Lender. Until deposited into the Collection Account, Borrowers shall hold all such payments and Proceeds in trust for Lender without commingling with other funds or property. All deposits held in any Credit Card Collection Account or the Collection Account shall constitute Proceeds of Collateral and shall not constitute the payment of Obligations.

(c)          Application of Payments to Obligations

(i)          Borrowers and/or Lender shall cause all collected funds in the Collection Account to be transferred by the Cash Management Bank to the Lender’s Loan Account on each Business Day for application to the Obligations. For purposes of calculating Availability under the Line of Credit, collected funds transferred by the Cash Management Bank and deposited into Lender’s Loan Account shall be applied to the outstanding balance of the Advances on the first Business Day following the Business Day of deposit to the Lender’s Loan Account. Prior to the occurrence of an Event of Default, amounts applied to the outstanding balance of the Advances pursuant to this Section 2.3(c) shall be applied first, to the balance of the Advances (excluding the FILO Advance), until paid in full, and then to the balance of the FILO Advance.

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(ii)         Without limiting the foregoing, at any time during a Default Period, Account Funds and any other proceeds of Collateral shall be applied first, to Lender Expenses; second, to fees payable under Section 2.5 hereof and the Fee Letter; third, to other fees and expenses otherwise payable hereunder; fourth, to interest on the outstanding Obligations; fifth, subject to the next succeeding clause “sixth”, to the outstanding Line of Credit Usage; sixth, to the FILO Advance; and seventh, to any other outstanding Obligations (including, without limitation, to cash collateralize any contingent or unliquidated Obligations).

2.4           Interest and Interest Related Matters.

(a)          Interest Rate Applicable to the Line of Credit. Except as otherwise provided in this Agreement, the unpaid principal amount of each Advance (other than the FILO Advance) shall bear interest at a rate per annum equal to sum of (x) the Prime Rate, plus (y) the Applicable Margin; provided, that the effective interest rate payable by Borrowers with respect to such Advances shall at no time be less than seven percent (7.0%) per annum, which minimum interest rate will apply regardless of fluctuations in the Prime Rate that would otherwise cause the interest rate applicable to such Advances to be less than such minimum interest rate floor.

(b)          Interest Rate Applicable to the FILO Advance. Except as otherwise provided in this Agreement, the unpaid principal amount of the FILO Advance shall bear interest at a rate per annum equal to sum of (x) the LIBOR Rate, plus (y) the Applicable Margin; provided, that the effective interest rate payable by Borrowers with respect to the FILO Advance shall at no time be less than twelve percent (12.0%) per annum, which minimum interest rate will apply regardless of fluctuations in the LIBOR Rate that would otherwise cause the interest rate applicable to the FILO Advance to be less than such minimum interest rate floor. Unless Borrower elects a lesser amount, so long as no Event of Default has occurred and is continuing, a portion of the interest payable on the FILO Advance equal to two and one-half percent (2.5%) per annum shall capitalized, compounded, and added to the unpaid principal amount of the Obligations on each Interest Payment Date whereupon from and after such date such additional amounts shall also accrue interest at the rate applicable to the FILO Advance (“PIK Interest”). Upon the occurrence and continuance of an Event of Default, all PIK Interest shall be converted to cash interest and become immediately due and payable upon demand by Lender. Unless sooner paid pursuant to Section 2.1(i) hereof, all PIK Interest shall be due and payable in cash on the Termination Date. All PIK Interest shall constitute a portion of the Obligations, bear interest at the rate applicable to the FILO Advance as provided above in this Section 2.4(b) but, for purposes of calculating Availability hereunder such PIK Interest shall be deemed not to constitute Advances or Line of Credit Usage hereunder.

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(c)          Default Interest Rate. Commencing on the day an Event of Default occurs, through and including the date identified by Lender in writing as the date that the Event of Default has been cured or waived (each such period a “Default Period”), or during a time period specified in Section 2.7 hereof, or at any time following the Termination Date, in Lender’s sole discretion and without waiving any of its other rights or remedies and without prior notice of its application or any notice of retroactive application in the event that Lender does not impose the Default Rate on the first day of any Default Period, the outstanding balance of the Obligations shall bear interest at a rate that is two percent (2.0)%) above the applicable contractual rate set forth in Section 2.4(a) hereof for each Advance, or Section 2.4(b) for the FILO Advance, as the case may be (the “Default Rate”). Lender shall promptly give written notice to Borrowers of any imposition of the Default Rate.

(d)          Interest Accrual on Payments Applied to Obligations. Payments received by Lender shall be applied to the Obligations as provided in Section 2.3(c) hereof, but the principal amount paid down shall continue to accrue interest at the applicable rate hereunder through the end of the first Business Day following the Business Day that such payment was applied to the Obligations.

(e)          Usury. No interest rate shall be effective which would result in a rate greater than the highest rate permitted by law. Payments in the nature of interest described in or related to this Agreement that are later determined to be in excess of the limits imposed by applicable usury law will be deemed to be a payment of principal, and the Obligations shall be reduced by that amount so that such payments will not be deemed usurious.

2.5           Fees. Borrowers shall pay to Lender fees in the amounts, and at the times, specified in the Fee Letter. All such fees shall be fully earned, due and payable as provided in the Fee Letter.

2.6           Interest Accrual; Principal and Interest Payments; Computation.

(a)          Interest Payments and Interest Accrual. Accrued and unpaid interest on the outstanding balance of the Advances shall be due and payable on the first day of each month (each an “Interest Payment Date”) and on the Termination Date, and shall be paid or the date due by Lender initiating an Advance in the manner provided in Section 2.2(c) hereof. Interest on each Advance shall accrue from the most recent date on which interest has been paid for such Advance or, if no interest has been paid, from the date of such Advance to the Interest Payment Date.

(b)          Payment of Advances. The principal amount of the Advances shall be paid from time to time as provided in this Agreement, and all Obligations shall be fully due and payable on the Termination Date.

(c)          Payments Due on Non Business Days. If any payment required to be made hereunder is due on a day which is not a Business Day (including, without limitation, any Interest Payment Date or the Termination Date), such payment shall be made on the next Business Day, and interest shall continue to accrue during that time period.

(d)          Computation of Interest and Fees. Interest accruing on the unpaid principal amount of the Advances and all fees payable under this Agreement shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

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(e)          Liability Records. Lender shall maintain accounting and bookkeeping records of all Advances and payments under the Line of Credit and all other Obligations due to Lender pursuant to this Agreement in such form and content as Lender in its Permitted Discretion deems appropriate. Lender’s calculation of current Obligations shall be presumed correct unless proven otherwise by Borrowers. Upon Lender’s request, Borrowers shall admit and certify in writing the exact principal balance of the Obligations that Borrowers then believe to be outstanding pursuant to this Agreement. Any billing statement or accounting provided by Lender shall be conclusive and binding unless Borrowers notify Lender in a detailed notice of its intention to dispute the billing statement or accounting within thirty (30) days of receipt.

2.7          Termination or Reduction of Line of Credit by Borrowers; Notice.

(a)          Termination by Borrower after Advance Notice. Borrowers may terminate the Line of Credit at any time prior to the Maturity Date if Borrowers (i) deliver written notice to Lender of Borrowers’ intentions at least ninety (90) days prior to the proposed Termination Date (or thirty (30) days prior to the proposed Termination Date in the event of a sale of all or substantially all of the assets or Capital Stock of the Borrowers resulting in a Change of Control), (ii) pay Lender the applicable termination fee set forth in paragraph 4 of the Fee Letter, and (iii) repay the Obligations in full on the termination date indentified by Borrowers in such notice.

(b)          Termination by Borrowers without Advance Notice. If Borrowers fail to deliver Lender timely notice of Borrowers’ intention to terminate the Line of Credit as provided in Section 2.7(a) hereof, Borrowers may nevertheless terminate the Line of Credit and pay the Obligations in full if Borrowers (i) pay the applicable termination fee set forth in paragraph 4 of the Fee Letter, if any, and (ii) pay additional interest for each day that the notice was short of the required ninety (90) days notice (or required thirty (30) days notice in the event of a sale of all or substantially all of the assets or Capital Stock of the Borrowers resulting in a Change of Control), which interest shall be in an amount that is equal to the interest calculated at the Default Rate based on Borrowers’ average borrowings under the Line of Credit for the two months prior to the date that Lender receives notice from Borrowers giving it actual notice of Borrowers’ intention to terminate or reduce the Line of Credit.

(c)          Reduction of Line of Credit. Borrowers may at any time and from time to time prior to the Maturity Date reduce the Maximum Line of Credit (in a minimum amount of $3,000,000 and increments of $1,000,000), upon not less than thirty (30) days prior written notice specifying the proposed amount of reduction of the Maximum Line of Credit, and the effective date of such reduction; provided, that on or before such date Borrowers shall have (i) repaid the outstanding balance of the Advances such that the Line of Credit Usage shall not exceed the reduced amount of the Maximum Line of Credit (together with all accrued but unpaid interest on such amount through the date of repayment including, to the extent that the Borrower is reducing the Maximum FILO Amount, all accrued PIK Interest on the portion of the FILO Advance Amount so repaid), and (ii) paid to Lender the applicable reduction fee payable under paragraph 4 of the Fee Letter relative to such reduction in the Maximum Line of Credit. Any voluntary reduction by the Borrowers of the Maximum Line of Credit shall not reduce the Maximum FILO Amount unless and until the Maximum Line of Credit is reduced to an amount less than the Maximum FILO Amount.

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2.8           Payments Free of Taxes.

(a)          No Withholding Taxes. Any and all payments by or on account of any Obligations of Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes. If Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement (including any payments made pursuant to Section 9.8 hereof) or under any other Loan Document, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions, and (iii) Borrowers shall pay the full amount deducted to the relevant taxing or other Governmental Authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Borrowers shall furnish to Lender a certified copy of a receipt evidencing payment thereof.

(b)          Indemnity by Borrowers. Borrowers shall indemnify Lender and within ten (10) days of demand therefor, pay Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 2.8) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

2.9           Increased Costs.

(a)          Increased Costs Generally. If any Change in Law shall:

(i)          impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by Lender;

(ii)         subject Lender to any tax of any kind whatsoever with respect to this Agreement or any Advance made by it, or change the basis of taxation of payments to Lender in respect thereof; or

(iii)        impose on Lender any other condition, cost or expense affecting this Agreement or any Advance made by Lender;

and the result of any of the foregoing shall be to increase the cost to Lender of making or maintaining any Advances, or to reduce the amount of any sum received or receivable by Lender hereunder (whether of principal, interest or any other amount) then, upon request of Lender, Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender for such additional costs incurred or reduction suffered.

(b)          Capital Requirements. If Lender determines that any Change in Law affecting Lender regarding capital requirements has or would have the effect of reducing the rate of return on Lender’s capital as a consequence of this Agreement, including the Advances made by Lender hereunder, to a level below that which Lender could have achieved but for such Change in Law (taking into consideration Lender’s policies with respect to capital adequacy), then from time to time Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender for any such reduction suffered.

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(c)          Certificates for Reimbursement. Lender’s notice to Borrowers setting forth the amount or amounts necessary to compensate Lender as specified in subsection (a) or (b) of this Section 2.9 in reasonable detail sufficient to allow Borrowers to verify such calculation, and delivered to Borrowers shall be conclusive absent manifest error. Borrowers shall pay Lender the amount shown as due in such notice to Borrowers within five (5) days after receipt thereof.

(d)          Delay in Requests. Failure or delay on the part of Lender to demand compensation pursuant to the foregoing provisions of this Section 2.9 shall not constitute a waiver of Lender’s right to demand such compensation, provided that Borrowers shall not be required to compensate Lender pursuant to the foregoing provisions of this Section 2.9 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that Lender notifies Borrowers of the Change in Law giving rise to such increased costs or reductions and of Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof).

2.10         Survival. All of Borrowers’ obligations under Sections 2.8 and 2.9 shall survive termination of Lender’s obligation to make any Advance and the repayment of all Obligations hereunder.

2.11         Consolidated Credit Facility; Joint and Several Obligations. Each Borrower acknowledges that it is jointly and severally liable for all of the Obligations. Each Borrower expressly understands, agrees and acknowledges that (i) Borrowers are all affiliated entities by common ownership, (ii) each Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (iii) each Borrower has requested that Lender extend such a common credit facility to Borrowers on the terms provided herein, (iv) Lender will be lending against, and relying on a Lien upon, all or substantially all of the assets of Borrowers even though the proceeds of any particular Advance made hereunder may not be advanced directly to or on behalf of a particular Borrower, (v) each Borrower will benefit by the making of Advances and the availability of a credit facility of a size greater than each could independently warrant, and (vi) all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Loan Documents shall be applicable to and shall be binding upon each Borrower.

2.12         Borrower Representative. Each Borrower hereby designates Group as its representative and agent on its behalf (Group, in such capacity, “Borrower Representative”) for the purposes of requesting and giving instructions with respect to disbursement of proceeds of the Advances, effecting repayment of the Advances, and giving and receiving all other notices and consents under this Agreement or under any of the other Loan Documents and taking all other actions (including with respect to compliance with covenants) on behalf of any Borrower or Borrowers under the Loan Documents. Group hereby accepts such appointment. Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or Borrowers under the Loan Documents to Borrower Representative on behalf of such Borrower or Borrowers. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

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3.            SECURITY INTEREST AND THE COLLATERAL AND LENDER’S RIGHTS CONCERNING THE COLLATERAL

3.1           Security Interest and the Collateral.

(a)          Grant of Security Interest. Borrowers hereby pledge, assign and grant to Lender a Lien and security interest in the Collateral, as security for the payment and performance of the Obligations.

(b)          Exclusions from Collateral. Notwithstanding the foregoing, the term “Collateral” shall not include any Borrower’s right, title or interest in, and such Borrower shall not be required to grant a Lien upon:

(i)          any lease, license, contract or other agreement to which such Borrower is a party or any of such Borrower’s rights or interests thereunder if and for so long as the valid grant of a Lien therein to Lender is prohibited as a matter of law or under the terms of such lease, license, contract or other agreement (including where the violation of any such prohibition would result in the termination of the applicable lease, license, contract or other agreement), and such prohibition has not been or is not waived or the consent of the other party to such lease, license, contract or other agreement, has not been or is not otherwise obtained; provided, that the exclusions set forth in this Section 3.1(b)(i) shall in no way be construed (A) to apply if any described prohibition is unenforceable under applicable laws, including Section 9-406, 9-407 or 9-408 of the UCC, (B) to apply after the cessation of any such prohibition, and upon the cessation of such prohibition, such property shall automatically become part of the Collateral, (C) so as to limit, impair or otherwise affect Lender’s Lien upon such Borrower’s rights or interests in or to monies due or to become due under any described lease, license, contract or other agreement (including any Accounts), or (D) to limit, impair or otherwise affect Lender’s Lien upon any of such Borrower’s rights or interest in and to any proceeds from the sale, license, lease or other disposition of any such lease, license, contract or other agreement; and

(ii)         more than 65% of the Capital Stock entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) in any Subsidiary of any Borrower which is organized under the laws of any jurisdiction outside the United States that constitutes a “controlled foreign corporation” under Section 957 of the Internal Revenue Code of 1986, as amended from time to time.

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(c)          Further Actions Required of Borrowers

(i)          Borrowers shall defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and shall take all such actions requested by Lender in order to preserve, protect and enhance Lender’s Lien in any Collateral, including, without limitation, (i) all actions necessary to grant Lender “control” of any Investment Property, Deposit Accounts, Letter of Credit Rights or electronic Chattel Paper owned by Borrowers, with any agreements establishing control to be in form and substance reasonably satisfactory to Lender, (ii) the delivery to Lender of all original Instruments, Chattel Paper, negotiable Documents and certificated Capital Stock owned by Borrowers (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after Borrowers receive same, (iii) notification to third parties of Lender’s interest in Collateral at the request of Lender, (iv) preparation and delivery of all applications and other relevant actions to note Lender’s Lien on any certificate of title, and (v) the institution of litigation against third parties as shall be prudent in order to protect and preserve Borrowers’ and Lender’s respective and several interests in the Collateral. If Borrowers retain possession of any Chattel Paper or Instruments with the consent of Lender, then such Chattel Paper and Instruments shall be marked with the following legend: “THIS WRITING AND THE OBLIGATIONS EVIDENCED OR SECURED HEREBY ARE SUBJECT TO THE LIEN OF SALUS CAPITAL PARTNERS, LLC.” Borrowers shall promptly notify Lender of any Commercial Tort Claim acquired by them and unless otherwise consented to by Lender, Borrowers shall enter into a supplement to this Agreement granting to Lender a Lien in such Commercial Tort Claim.

(ii)         Borrowers shall execute and deliver, and record or have recorded, any and all agreements, instruments, documents and papers as the Lender may reasonably request to evidence the Lender’s security interest in any copyright or trademark owned by Borrowers, including, without limitation, any copyright or trademark registered outside of the United States, and Borrowers hereby constitute the Lender as their attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed.

3.2           Lender’s Rights Concerning the Collateral

(a)          Account Verification and Notifying Account Debtors and Other Obligors. During a Default Period, Lender or its agents may (i) contact account debtors or any other Person obligated on the Collateral to verify Borrowers’ Accounts; (ii) require Borrowers to send requests for verification of Accounts or send notices of assignment of Accounts to account debtors or other Persons obligated on the Collateral; and (iii) deliver a notice to an account debtor or other Person obligated on the Collateral that the amount due has been assigned to Lender for security and must be paid directly to Lender. Borrowers shall join in giving such notice and shall execute the same upon Lender’s request. Once any such notice has been given to any account debtor or other Person obligated on the Collateral, Borrowers shall not give any contrary instructions to such account debtor or other Person without Lender’s prior written consent.

(b)          Collection of Collateral. During any Default Period, Lender may, but need not, in Lender’s or in any Borrower’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any Account, General Intangible, or other amount due, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including, without limitation, collateral obligations) of any account debtor or other obligor. Following the occurrence of an Event of Default, Lender shall have all rights of a secured party under the UCC, applicable law and at equity.

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(c)          Performance by Lender of Borrowers’ Obligations. If any Borrower fails to perform or observe any of its obligations under this Agreement at any time, Lender may, but need not, perform or observe such obligations on behalf of such Borrower and may, but need not, take any other actions which Lender may reasonably deem necessary to cure or correct such failure; and Borrowers shall pay Lender upon demand, all resulting Lender Expenses, including without limitation, the amount of all out-of pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in performing such obligations, together with interest on all such amounts at the Default Rate.

(d)          Borrowers’ Continuing Obligation under Contracts. It is expressly agreed by each Borrower that it shall remain liable under each of its contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any contract (between such Borrower and any Person other than Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of such Borrower thereunder, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any contract.

(e)           Access and Inspections of the Collateral.

(i)          Borrowers shall, with respect to each owned, leased, or controlled property or facility, during normal business hours and upon reasonable advance notice (unless a Default or an Event of Default has occurred and is continuing, in which event no prior notice shall be required and Lender shall have access at any and all times): (i) provide access to such facility or property to Lender and any of its officers, employees and agents, as frequently as Lender reasonably determines to be appropriate, but subject to the terms and provisions of any applicable leases; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts from Borrowers’ books and records; and (iii) permit Lender to inspect, review, evaluate and make physical verifications, appraisals and examinations of the Inventory and other Collateral, all at Borrowers’ cost and expense; provided, however, that unless an Event of Default has occurred and is continuing, Borrowers shall not be responsible for the costs and expenses associated with more than two (2) such inspections in each twelve (12) month period following the Closing Date. Borrowers shall make available to Lender and its advisors and representatives, as quickly as practicable under the circumstances, originals or copies of Borrowers’ books and records and any other instruments and documents that Lender may reasonably request. Borrowers shall deliver any document or instrument reasonably necessary for Lender, as it may from time to time reasonably request, to obtain records from any service bureau or other Person that maintains records for Borrowers.

(ii)         Lender shall have the right to have the Borrowers’ Intellectual Property Rights appraised by an appraiser satisfactory to Lender at any time and from time to time; provided, however, that unless an Event of Default has occurred and is continuing, Borrowers shall not be responsible for the costs and expenses associated with more than one (1) such appraisal in each eighteen (18) month period following the Closing Date.

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(f)          Background Investigations. Lender may obtain, from time to time at Borrowers’ cost and expense, background investigations and verifications relative to Borrowers, its senior management employees and material holders of Capital Stock, which investigations may include, without limitation, information regarding business affiliations, background verification, verification of education and certifications, civil and criminal litigation histories, judgments, tax liens, bankruptcies, credit histories, verification of information provided and other possible public records information available; provided, however, with respect to any Person, unless a Default Period exists, Lender shall not conduct such investigations more frequently than once in each twelve (12) month period following the Closing Date.

(g)          Authorization to Borrowers’ Agents to Make Disclosures to Lender. Borrowers authorize all accountants and other Persons acting as their agent to disclose and deliver to Lender’s employees, accountants, attorneys and other Persons acting as its agent, at Borrowers’ expense, all financial information, books and records, work papers, management reports and other information in their possession regarding Borrowers, their business and assets. Borrowers, at their own expense, shall cause its independent certified public accountants to deliver to Lender the results of (i) any physical verifications of all or any portion of the Inventory made or observed by such accountants and (ii) any verifications of Borrowers’ Accounts, in each case when and if any such verifications are conducted. Lender shall be permitted to observe and consult with Borrowers and Borrowers’ certified public accountants in the performance of these tasks.

3.3           Power of Attorney. Borrowers hereby irrevocably make, constitute, and appoint Lender (and any of Lender’s officers, employees or agents designated by Lender) as Borrowers’ true and lawful attorney-in-fact, with power to: (a) sign the name of Borrowers on any document to be executed, recorded or filed in order to perfect or continue perfected Lender’s Lien upon the Collateral if Borrowers fail to do so promptly after request therefor by Lender; (b) sign any Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts and notices to account debtors; (c) send requests for verification of Accounts; (d) endorse any Borrower’s name on any checks, notices, acceptances, money orders, drafts, or other forms of payment or security that may come into Lender’s possession; and (e) during any Default Period, (i) notify the post office authorities to change the address for delivery of any Borrower’s mail to an address designated by Lender, to receive and open all mail addressed to Borrowers, and to retain all mail relating to the Collateral and forward all other mail to Borrowers last known address, (ii) make, settle, and adjust all claims under Borrowers’ policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (iii) settle and adjust disputes and claims respecting the Accounts directly with account debtors, for amounts and upon terms which Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases which Lender determines to be necessary. The appointment of Lender as Borrowers’ attorney-in-fact, and each and every one of the rights and powers of Lender, being coupled with an interest, is irrevocable until the Termination Date. NEITHER LENDER, NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWERS FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY HEREIN OR OTHERWISE, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

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3.4          Assignment of Insurance. As additional security for the Obligations, Borrowers hereby assign to Lender all rights of Borrowers under every policy of insurance covering the Collateral and all business records and other documents relating thereto, and all monies (including, without limitation, all proceeds and refunds) that may be payable to Borrowers under any such policy, and Borrowers hereby direct the issuer of each such policy to pay all such monies directly to Lender. During any Default Period, Lender may (but need not), in Lender’s or any Borrower’s name, execute and deliver proofs of claim, receive payment of proceeds and endorse checks and other instruments representing payment under any policy of insurance, and adjust, litigate, compromise or release claims against the issuer of any policy. Any monies received under any insurance policy assigned to Lender, other than liability insurance policies, or received as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid to Lender and, as determined by Lender in its Permitted Discretion, either be applied to prepayment of the Obligations or on Borrowers’ reasonable request so long as no Event of Default has occurred and is continuing, disbursed to Borrowers under staged payment terms reasonably satisfactory to Lender for application to the cost of repairs, replacements, or restorations which shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed.

3.5          Borrowers’ Premises.

(a)          Lender’s Right to Occupy Borrowers’ Premises. During any Default Period and without notice or consent, Borrowers hereby grant to Lender the right to take exclusive possession of all locations where Borrowers conduct their business or have any rights of possession, including without limitation the locations described on Schedule 5.1 attached hereto (the “Premises”), until the earlier of (i) payment in full and discharge of the Obligations and termination of the Line of Credit, or (ii) final sale or disposition of all items constituting Collateral and delivery of those items to purchasers. During any Default Period, subject to any agreement with any applicable landlord, Lender may use the Premises to store, process, manufacture, sell, use, and liquidate or otherwise dispose of items that are Collateral, and for any other incidental purposes deemed appropriate by Lender in good faith.

(b)          Borrowers’ Obligation to Reimburse Lender. Lender shall not be obligated to pay rent or other compensation for the possession or use of any Premises, but if Lender elects to pay rent or other compensation to the owner of any Premises in order to have access to the Premises, then Borrowers shall promptly reimburse Lender all such amounts, as well as all taxes, fees, charges and other expenses at any time payable by Lender with respect to the Premises by reason of the execution, delivery, recordation, performance or enforcement of any terms of this Agreement, and all such amounts incurred or expended by Lender shall constitute Obligations hereunder.

3.6          License to Use Intellectual Property Rights. During any Default Period, Borrowers hereby grant to Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights of Borrowers for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

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3.7           Financing Statements.

(a)          Authorization to File. Borrowers hereby (i) authorize Lender to file any financing statements, continuation statements or amendments thereto that (A) indicate the Collateral as all assets of Borrowers or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or as being of an equal or lesser scope or with greater detail, and (B) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether any Borrower is an organization, the type of organization and any organization identification number issued to such Borrower, and in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates, (ii) agree to furnish any such information to Lender promptly upon request by Lender, and (iii) ratify their authorization for Lender to have filed any initial financial statements, or amendments thereto if filed prior to the Closing Date.

(b)          Amendments to Financing Statements. Each Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement evidencing or perfecting Lender’s Lien in the Collateral without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Borrower’s rights under Section 9-509(d)(2) of the UCC.

(c)          Termination. Lender shall, at Borrowers’ expense, release or terminate any filings or other agreements that perfect the Lender’s Lien in Collateral (provided that there are no suits, actions, proceedings or claims pending or threatened against any Indemnitee under this Agreement with respect to any Indemnified Liabilities), upon Lender’s receipt of the following, in form and content reasonably satisfactory to Lender: (i) payment in full in cash of all monetary Obligations and completed performance by Borrowers with respect to their other monetary obligations under this Agreement, (ii) a release of all claims against Lender by Borrowers relating to Lender’s performance and obligations under the Loan Documents, and (iii) an agreement by Borrowers and any new lender to Borrowers to indemnify Lender for any payments received by Lender that are applied to the Obligations as a final payoff that may subsequently be returned or otherwise not paid for any reason.

3.8           Collateral Related Matters. This Agreement does not contemplate a sale of Accounts or Chattel Paper and, as provided by law, Borrowers are entitled to any surplus and shall remain liable for any deficiency. Lender’s duty of care with respect to Collateral in its possession (as imposed by law) will be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third Person, exercises reasonable care in the selection of the bailee or third Person, and Lender need not otherwise preserve, protect, insure or care for such Collateral. Lender shall not be obligated to preserve rights Borrowers may have against prior parties, to liquidate the Collateral at all or in any particular manner or order or apply the Proceeds of the Collateral in any particular order of application. Lender has no obligation to clean up or prepare Collateral for sale. Borrowers waive any right they may have to require Lender to pursue any third Person for any of the Obligations.

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3.9           Notices Regarding Disposition of Collateral. If notice to Borrowers of any intended disposition of Collateral or any other intended action is required by applicable law in a particular situation, such notice will be deemed commercially reasonable if given in the manner specified in Section 8.4 hereof at least ten (10) calendar days before the date of intended disposition or other action.

4.            CONDITIONS PRECEDENT

4.1           Conditions Precedent to Initial Advance. Lender’s obligation to consummate the transactions contemplated by this Agreement and make the initial Advance hereunder shall be subject to the following conditions precedent (with each such document, instrument or agreement required to be executed or delivered to be in form and substance satisfactory to Lender in its Permitted Discretion):

(a)          Executed Loan Documents. Lender shall have received from each party hereto and thereto (other than Lender) either (i) a counterpart of this Agreement and all other Loan Documents signed on behalf of such party or (ii) written evidence (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and all other Loan Documents to which it is a party.

(b)          Constituent Documents. Lender shall have received the Constituent Documents and such other documents and certificates as Lender or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower.

(c)          Closing Certificate. Lender shall have received a certificate certifying that, as of the Closing Date, the representations and warranties made by Borrowers in the Loan Documents are true and correct as of the Closing Date and the date of such initial Advance and that no Default or Event of Default exists.

(d)          Solvency Certificate. Lender shall have received a certificate certifying that, as of the Closing Date, and immediately after giving pro forma effect to the consummation of the transactions contemplated under this Agreement (including the making of the initial Advance on the Closing Date), Borrowers and their Subsidiaries, on a consolidated basis, are Solvent.

(e)          Repayment of Other Secured Indebtedness. All Indebtedness of Borrowers secured by any of their assets (other than Indebtedness secured by Permitted Liens) outstanding on the date of this Agreement shall have been paid in full with the proceeds of the initial Advance hereunder.

(f)          No Default; No Material Adverse Effect. After giving effect to the consummation of the transactions contemplated by this Agreement and the other Loan Documents on the Closing Date (including any Advance hereunder), no Default or Event of Default shall exist. Lender shall be reasonably satisfied that there has been no change in the business or financial condition of Borrowers since the date of Lender’s receipt of the most recent financial statement of Borrowers that has or could reasonably be expected to have a Material Adverse Effect.

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(g)          Financial Information. Lender shall have received and be reasonably satisfied with such financial statements including, without limitation, income statements, balance sheets, statements of cash flow and other financial documentation as Lender in its Permitted Discretion may require.

(h)          Business Plan. Lender shall have received and shall have approved the Business Plan (such approval to be granted or withheld in Lender’s sole discretion).

(i)          Control Agreements. Lender shall have received Control Agreements with respect to each deposit account of Borrowers so designated on Schedule 7.16 attached hereto. Lender shall have received evidence of the closure of any deposit accounts previously maintained by Borrowers required by Lender.

(j)          Insurance. Lender shall have received, and be satisfied with, evidence of Borrowers’ insurance coverage satisfying the requirements of Section 6.9 hereof, together with such endorsements as are required by the Loan Documents.

(k)          Lender Fees and Expenses. Borrowers shall have paid to Lender all fees and Lender Expenses invoiced through the date of the initial Advance hereunder, including, without limitation, all reasonable legal expenses of Lender incurred through the Closing Date.

(l)          Opinion of Counsel. Lender shall have received a legal opinion addressed to Lender dated as of the Closing Date, in form and substance reasonably satisfactory to Lender, from Graubard Miller, counsel to Borrowers.

(m)          Landlord’s Agreements. Lender shall have received a collateral access agreement and landlord’s waiver with respect to each leased Premises for which Lender requires such agreement, executed by Borrowers and the applicable landlord with respect to any such lease, pursuant to which such landlord acknowledges Lender’s Lien in any Inventory and other assets located at such Premises, and waives any Lien it may have in any such assets (if applicable), and which is otherwise in form and substance reasonably satisfactory to Lender.

(n)          Warehousemen’s Agreements. Lender shall have received a warehouseman’s agreement for each warehouse where Inventory is stored, pursuant to which such warehouseman acknowledges Lender’s Lien in any Inventory or other assets of Borrowers located at such warehouse and which is otherwise in form and substance reasonably satisfactory to Lender.

(o)          Good Standing, Foreign Qualification. Lender shall have received evidence that each Borrower is in good standing in the jurisdiction of its incorporation or formation, and is licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary or where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

(p)          Patriot Act Compliance. Lender shall have received the Customer Identification Information Form and such other forms and verification with respect to Borrowers as Lender may reasonably require in order to comply with the U.S.A. Patriot Act.

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(q)          Field Examinations. Lender shall have completed its “take-down” field examination with results satisfactory to Lender in its sole discretion.

(r)          Opening Availability. Borrowers shall demonstrate Availability of at least $2,500,000 as of the date of the initial Advance and after giving effect to payment of (i) all amounts required to be paid on the Closing Date, including, without limitation, all closing costs (including Lender Expenses billed on the Closing Date), and (ii) all trade payables more than sixty (60) days past due and all book overdrafts.

(s)          Perfection of Lender’s Liens. Lender shall have received the Security Documents, duly executed by each applicable Borrower and each other party thereto (other than Lender), together with acknowledgments or verification statements of all filings or recordations necessary to perfect Lender’s Lien in the Collateral, as well as lien searches and other evidence reasonably satisfactory to Lender that Lender’s Lien is the only Lien upon the Collateral, except Permitted Liens. Lender shall have received all other documents, instruments and agreements necessary to perfect the Lender’s Lien in the Collateral, including original instruments and certificates evidencing any certificated securities being pledged under the Security Documents, together with undated stock powers executed in blank, each duly executed by Borrowers.

(t)          Additional Documents. There shall have been delivered to Lender such additional instruments and documents as Lender or its counsel reasonably may require or request.

4.2           Additional Conditions Precedent to All Line of Credit Usage. Lender’s obligation to make any Advance hereunder (including, without limitation, the initial Advance) shall be subject to the following further additional conditions precedent:

(a)          No Overadvance. Prior to and after giving effect to the requested Advance, no Overadvance exists or will result from the making of such Advance.

(b)          Truth and Accuracy of Representations and Warranties. Each of the representations and warranties set forth in Section 5 hereof and elsewhere in the Loan Documents shall be true and correct in all material respects on the date of such Advance, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under this Agreement or the other Loan Documents.

(c)          No Default. No event has occurred and is continuing, or would result from the requested Advance which is or would constitute a Default or Event of Default.

(d)          No Material Adverse Effect. Since the Closing Date, in Lender’s reasonable determination, there has not been a Material Adverse Effect.

The request by Borrowers for, and the acceptance by Borrowers of, each Advance hereunder shall be deemed to be a representation and warranty by Borrowers that the conditions specified in Section 4.1 and/or Section 4.2 have been satisfied at that time and after giving effect to such Advance. The conditions set forth in this Section 4 are for the sole benefit of Lender and may be waived by Lender, in whole or in part, without prejudice to Lender.

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5.            REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into this Agreement, Borrowers make the representations and warranties described in this Section 5 and elsewhere in the Loan Documents. Any request for an Advance will be deemed a representation by Borrowers that all such representations and warranties are true, correct, and complete in all material respects (or in all respects with respect to any Advance on the Closing Date) as of the time of the request, unless such representation or warranty relates exclusively to an earlier date (in which case such representation and warranty shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under this Agreement and the other Loan Documents. Borrowers shall promptly deliver to Lender notice of any change in circumstance that would affect the accuracy of any representation or warranty, unless the representation and warranty specifically relates to an earlier date.

5.1           Corporate Existence and Power Name; Chief Executive Office; Inventory and Equipment Locations; Identification Numbers. Each Borrower is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the laws of the applicable state of incorporation or formation as described on Schedule 5.1 attached hereto, and is licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, or where the failure to so qualify could have a Material Adverse Effect. Each Borrower has all requisite power and authority to conduct its business as presently conducted and as proposed to be conducted after the Closing Date, to own its properties, and to execute and deliver and to perform all of its obligations under, this Agreement, the other Loan Documents and any other documents or agreements that it has entered into with Lender related to this Agreement. During its existence, each Borrower has done business solely under the names set forth on Schedule 5.1 attached hereto in addition to its correct legal name. As the Closing Date, each Borrower’s chief executive office and principal place of business is located at the address set forth on Schedule 5.1 attached hereto, and all of its records relating to its business or the Collateral are kept at that location. As of the Closing Date, all Inventory and Equipment is located at that location or at one of the other locations set forth on Schedule 5.1 attached hereto. As of the Closing Date, each Borrower’s name, Federal Employer Identification Number and Organization Identification Number are correctly set forth at the end of this Agreement next to Borrower’s signature.

5.2           Subsidiaries; Joint Ventures; Affiliates; Capitalization. As of the Closing Date, no Borrower has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person, except in each case as set forth on Schedule 5.2 attached hereto. The capitalization chart set forth on Schedule 5.2 attached hereto constitutes a correct and complete list of all of the issued and outstanding Capital Stock of each Borrower and each of its Subsidiaries, including without limitation, each record holder of Capital Stock of any of the Borrowers, and the amount and percentage interest of Capital Stock of each Borrower owned by such Person on a fully diluted basis. As of the Closing Date, the organizational chart on Schedule 5.2 attached hereto shows the ownership structure of each Borrower and each of its Subsidiaries. Except as disclosed on Schedule 5.2 attached hereto, there are no outstanding rights to purchase options, warrants or similar rights, or agreements pursuant to which any Borrower may be required to issue, sell, repurchase or redeem any of its Capital Stock or any Capital Stock of its Subsidiaries.

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5.3           Authorization; No Conflict as to Law or Agreements. The execution, delivery and performance by each Borrower of this Agreement and the other Loan Documents, all borrowing under this Agreement, and the creation of Liens provided for therein: (i) have been duly authorized by all necessary corporate action or limited liability company action on the part of each Borrower; (ii) do not contravene any provision of any Borrower’s Constituent Documents; (iii) do not require the authorization, consent or approval by, or registration, declaration or filing with, or notice to, any Governmental Authority, whether domestic or foreign, or any other Person, except to the extent obtained, accomplished or given prior to the date of this Agreement; (iv) do not violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to any Borrower; (v) do not result in a breach of or constitute a default or event of default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected; or (vi) do not result in, or require, the creation or imposition of any Lien upon or with respect to any of the property of any Borrower, other than the Lien in favor of Lender.

5.4           Enforceable Obligations. This Agreement and the other Loan Documents have been duly executed and delivered by each Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to (a) bankruptcy, reorganization, insolvency, moratorium and/or similar laws of general application relating to or affecting the rights and remedies of creditors and the obligations of debtors and (b) equitable principles of general application including principles of commercial reasonableness, good faith and fair dealing (regardless of whether such equitable principles are considered in an action or proceeding at law or in equity).

5.5           Financial Statements; No Material Adverse Effect. Borrowers have furnished to Lender their audited financial statements for the fiscal year ended July 30, 2011 and unaudited financial statements for the fiscal-year-to-date period ended March 31, 2012, and those statements fairly present Borrowers’ financial condition as of such dates and the results of Borrowers’ operations and cash flows for the periods then ended, and were prepared in accordance with GAAP (subject, in the case of unaudited financial statements to the absence of footnotes and ordinary year end adjustments). Since the date of Borrowers’ most recent financial statements delivered to Lender, there has been no Material Adverse Effect.

5.6           Projections. The Business Plan delivered to Lender on April 4, 2012 and is, and each modified or subsequent Business Plan delivered to Lender hereunder will be, on the date of its delivery, prepared by management of Borrowers in good faith, based on reasonable assumptions, and believed by Borrowers to be achievable in light of the circumstances at such time (reflecting Borrowers’ recent performance trends in a manner consistent with Borrowers’ historical practices). Upon the delivery and acceptance of each modified or subsequent Business Plan in accordance with Section 6.1(d) hereof, such modified or subsequent Business Plan shall be considered the “Business Plan” for the purposes of this Section 5.6 and for all purposes of this Agreement. All material assumptions on which each Business Plan is based are set forth therein or have otherwise been delivered by Borrowers to Lender in writing.

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5.7           Litigation. As of the Closing Date, except as disclosed on Schedule 5.7 attached hereto, there are no actions, suits or proceedings pending or, to Borrowers’ knowledge, threatened against or affecting any Borrower or any of its Subsidiaries or the properties of any Borrower or any of its Subsidiaries, before any court or Governmental Authority, commission, board, bureau or agency, domestic or foreign, which, if determined adversely to such Borrower or any of its Subsidiaries, (i) would result in a judgment or judgments against such Borrower or any of its Subsidiaries in an amount in excess of $200,000, or (ii) could reasonably be expected to have a Material Adverse Effect.

5.8           Intellectual Property Rights.

(a)          Owned Intellectual Property. As of the Closing Date, set forth on Schedule 5.8(a) attached hereto is a complete list of all patents, applications for patents, trademarks, applications to register trademarks, service marks, applications to register service marks, mask works, trade dress, domain names, and copyrights of which any Borrower is the owner of record (the “Owned Intellectual Property”). As of the Closing Date, except as set forth on Schedule 5.8(a) attached hereto, (i) Borrowers own all of the Owned Intellectual Property free and clear of all restrictions (including, without limitation, covenants not to sue any Person), court orders, injunctions, decrees, writs or Liens, whether by written agreement or otherwise, (ii) no Person other than Borrowers own or has been granted any right in the Owned Intellectual Property (other than the license granted to Lender under this Agreement), (iii) all Owned Intellectual Property is valid, subsisting and enforceable, and (iv) Borrowers have taken all commercially reasonable action necessary to maintain and protect all items of Owned Intellectual Property that are necessary for Borrowers’ business as presently conducted or as Borrowers reasonably foresee conducting it.

(b)          Intellectual Property Rights Licensed from Others. As of the Closing Date, set forth on Schedule 5.8(b) attached hereto is a complete list of all agreements under which Borrowers have licensed Intellectual Property Rights from another Person (“Licensed Intellectual Property”) other than readily available, non-negotiated licenses of computer software and other intellectual property used solely for performing accounting, word processing and similar administrative tasks (“Off-the-shelf Software”) and a summary of any ongoing payments Borrowers are obligated to make with respect to Licensed Intellectual Property. As of the Closing Date, except as set forth on Schedule 5.8(b) attached hereto, Borrowers’ licenses to use the Licensed Intellectual Property are free and clear of all restrictions, Liens, court orders, injunctions, decrees, or writs, whether agreed to in a written agreement or otherwise. As of the Closing Date, except as disclosed on Schedule 5.8(b) attached hereto, Borrowers are not contractually obligated to make royalty payments of a material nature, or pay fees to any owner of, licensor of, or other claimant to, any Intellectual Property Rights.

(c)          Other Intellectual Property Needed for Business. Except for Off-the-shelf Software, the Owned Intellectual Property and the Licensed Intellectual Property constitute all Intellectual Property Rights used or necessary to conduct Borrower’s business as it is presently conducted or as Borrowers reasonably foresee conducting it.

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(d)          Infringement. As of the Closing Date, except as disclosed on Schedule 5.8(d) attached hereto, Borrowers have no knowledge of, and have not received notice either orally in writing alleging, any Infringement of another Person’s Intellectual Property Rights (including, without limitation, any claim set forth in writing that Borrowers must license or refrain from using the Intellectual Property Rights of any Person) nor, to Borrowers’ knowledge, is there any threatened claim or any reasonable basis for any such claim, in either case, that could reasonably be expected to have a Material Adverse Effect.

5.9           Taxes. Borrowers and their Subsidiaries have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. Borrowers and their Subsidiaries have filed all federal, state and local tax returns which to the knowledge of the Designated Officers of Borrowers or any Subsidiary, as the case may be, are required to be filed, and Borrowers and their Subsidiaries have paid or caused to be paid to the respective taxing authorities all taxes as shown on those returns or on any assessment received by any of them to the extent such taxes have become due, except to the extent the same are currently being contested in good faith by appropriate proceedings and for which Borrowers have set aside on their books adequate reserves in accordance with GAAP.

5.10         Title and Liens. Borrowers have good and absolute title to all Collateral free and clear of all Liens, other than Permitted Liens. None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing has been filed with respect to such Collateral. No financing statement naming a Borrower as debtor is on file in any office except to perfect Permitted Liens. The Liens granted to Lender pursuant to this Agreement and the other Loan Documents will at all times be fully perfected first priority Liens (subject only to Permitted Liens) in and to the Collateral described therein.

5.11         No Defaults. Except as set forth on Schedule 5.11 attached hereto, each Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could reasonably be expected to have a Material Adverse Effect.

5.12         Full Disclosure. All financial and other information provided to Lender by or on behalf of Borrowers in connection with this Agreement (i) is true and correct in all material respects, and (ii) does not omit any material fact that would cause such information to be misleading.

5.13         Labor Matters. As of the Closing Date, except as set forth on Schedule 5.13 attached hereto: (a) no strikes or other material labor disputes against any Borrower or any of its Subsidiaries are pending or, to any Borrower’s knowledge, threatened; (b) hours worked by and payment made to any Borrower’s or any of its Subsidiaries’ employees comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters; (c) all payments due from any Borrower or any of its Subsidiaries for employee health and welfare insurance have been paid or accrued as a liability on the books of such Borrower or such Subsidiary; (d) no Borrower nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement; (e) there is no organizing activity involving any Borrower or any of its Subsidiaries pending or, to any Borrower’s knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Borrower’s knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Borrower or any of its Subsidiaries has made a pending demand for recognition; and (g) there are no material complaints or charges against any Borrower or any of its Subsidiaries pending or, to any Borrower’s knowledge, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Borrower or any of its Subsidiaries of any individual, in each case, which could reasonably be expected to have a Material Adverse Effect.

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5.14         Rights to Payment. Each right to payment and each instrument, document, Chattel Paper and other agreement in excess of $10,000 constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the account debtor or other obligor named in that instrument, subject to no defense, setoff or counterclaim.

5.15         Employee Benefit Plans.

(a)          Maintenance and Contributions to Plans. As of the Closing Date, except as disclosed on Schedule 5.15 attached hereto, no Borrower nor any ERISA Affiliate (i) maintains or has maintained any Pension Plan, (ii) contributes or has contributed to any Multiemployer Plan, or (iii) provides or has provided post-retirement medical or insurance benefits to employees or former employees (other than benefits required under Section 601 of ERISA, Section 4980B of the IRC, or applicable state law).

(b)          Knowledge of Plan Noncompliance with Applicable Law. Except as disclosed on Schedule 5.15 attached hereto, no Borrower nor any ERISA Affiliate has (i) knowledge that any Borrower or any ERISA Affiliate is not in full compliance with the requirements of ERISA, the IRC, or applicable state law with respect to any Plan, (ii) knowledge that a Reportable Event occurred or continues to exist in connection with any Pension Plan, or (iii) sponsored a Plan that it intends to maintain as qualified under the IRC that is not so qualified, and no fact or circumstance exists which may have an adverse effect on such Plan’s tax qualified status.

(c)          Funding Deficiencies and Other Liabilities. No Borrower nor any ERISA Affiliate has liability for any (i) accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC) under any Plan, whether or not waived, (ii) withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan under Section 01 or 43 of ERISA, or (iii) event or circumstance which could result in financial obligation to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than routine claims for benefits under the Plan).

5.16         Environmental Matters.

(a)          Hazardous Substances on Premises. As of the Closing Date, except as disclosed on Schedule 5.16 attached hereto, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any material liability or obligation for any Borrower, any of its Subsidiaries, or Lender under the common law of any jurisdiction or under any Environmental Law, and, to the knowledge of any Borrower, no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create a material liability.

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(b)          Disposal of Hazardous Substances. Except as disclosed on Schedule 5.16 attached hereto, no Borrower or any of its Subsidiaries has disposed of Hazardous Substances in such a manner as to create any material liability under any Environmental Law.

(c)          Claims and Proceedings with Respect to Environmental Law Compliance. Except as disclosed on Schedule 5.16 attached hereto, to the knowledge of the Borrowers, there have not existed in the past, nor are there any threatened or impending requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation relating in any way to any Premises or any Borrower or any of its Subsidiaries, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant to such an Environmental Law that could reasonably expected to have a Material Adverse Effect.

(d)          Compliance with Environmental Law; Permits and Authorizations. Except as disclosed on Schedule 5.16 attached hereto, each Borrower and each of its Subsidiaries (i) conducts its business at all times in compliance with applicable Environmental Laws, except where failure to do so would not have a Material Adverse Effect, (ii) possesses valid licenses, permits and other authorizations required under all applicable Environmental Laws for the lawful and efficient operation of its business, none of which are scheduled to expire, or subject to withdrawal, or material limitation within the next twelve (12) months, except for such permits the absence of which could not reasonably be expected to have a Material Adverse Effect, and (iii) has not been denied insurance on grounds related to potential environmental liability.

(e)          Status of Premises. Except as disclosed on Schedule 5.16 attached hereto, to Borrowers’ knowledge, no Premises is and or ever has been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

(f)          Environmental Audits, Reports, Permits and Licenses. Borrowers have delivered to Lender all material environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrowers’ business.

5.17         Solvency. Before and after giving effect to the consummation of the transactions contemplated under this Agreement (including the making of the initial Advance hereunder), Borrowers and their Subsidiaries, on a consolidated basis, are Solvent.

5.18         Material Agreements. Borrowers have made available to Lender or its counsel accurate and complete copies (or summaries) of all of the Material Contracts which they are subject, each of which is listed on Schedule 5.18 attached hereto. Except as set forth on Schedule 5.18 attached hereto, Borrowers are not aware that any such Material Contract has been terminated or is not in full force and effect, or of any default or event of default that has occurred and continues to exist under any such Material Contract. Borrowers maintain in effect all licenses, permits and governmental approvals, the absence of which could reasonably be expected to have a Material Adverse Effect.

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6.            AFFIRMATIVE COVENANTS

So long as the Line of Credit has not been terminated and any Obligations remain unpaid, Borrowers shall comply with each of the following covenants:

6.1           Reporting Requirements. Borrowers shall deliver to Lender the following information, compiled where applicable using GAAP, consistently applied, and all in form and content reasonably acceptable to Lender:

(a)          Annual Financial Statements. As soon as available and in any event within one-hundred and twenty (120) days after each fiscal year end, Borrowers’ audited financial statements prepared by an independent certified public accountant reasonably acceptable to Lender (as of the Closing Date, CBIZ MHM, LLC is deemed to be an acceptable certified public accountant), which shall include Borrowers’ balance sheets, income statements, and statements of cash flows prepared on a consolidated and consolidating basis to include Borrowers and their Subsidiaries. Borrowers’ audited annual financial statements shall be accompanied by the unqualified opinion of such accountant and a certificate in the form of Exhibit B attached hereto (the “Compliance Certificate”) that is signed by a Designated Officer. Each Compliance Certificate that accompanies an annual financial statement shall also be accompanied by copies of all management letters prepared by Borrowers’ accountants.

(b)          Monthly Financial Statements. As soon as available and in any event within (i) thirty (30) days after the end of each of the first two fiscal monthly periods in each fiscal quarterly period, (ii) forty-five (45) days after the end of the last fiscal monthly period in each of the first three fiscal quarterly periods, and (iii) ninety (90) days after the end of the last fiscal monthly period in each fiscal year, Borrowers’ internally prepared monthly financial statements which shall include Borrowers’ balance sheet, income statement and statement of cash flows prepared for the monthly period then ended and for the year-to-date period then ended and stating in comparative form the figures for the corresponding date and periods in the prior fiscal year, and if requested by Lender, prepared on a consolidated and consolidating basis to include Borrowers and their Subsidiaries. Borrowers’ monthly financial statements shall be accompanied by a Compliance Certificate signed by a Designated Officer.

(c)          Collateral Reports. No later than fifteen (15) days after each fiscal month end (or more frequently if Lender shall request it), Borrowers shall provide Lender with (i) a detailed aging of Borrowers’ accounts payable, (ii) a detailed inventory report (including an inventory certification report and inventory aging report), and (iii) a calculation of Borrowers’ Accounts, Eligible Accounts, Credit Card Receivables, Eligible Credit Card Receivables, Inventory and Eligible Inventory as of the end of that month (or shorter time period requested by Lender), which agings and calculations are to be submitted electronically to Lender. In addition, no later than Wednesday of each week (or more frequently if Lender shall reasonably request it), Borrowers shall provide Lender with a weekly stock ledger report as of the close of business on Saturday of the immediately preceding week.

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(d)          Projections and Cash Flow Forecasts. No later than (i) thirty (30) days prior to each fiscal year end, drafts of Borrowers’ Projections, and (ii) forty-five (45) days after each fiscal year end, final versions of Borrowers’ Projections, each certified by a Designated Officer as having been prepared in good faith, based upon reasonable assumptions, and reflecting recent performance trends in a manner consistent with Borrowers’ historical practices, and believed by Borrowers and the Designated Officers to be achievable in light of the circumstances at such time, and accompanied by a statement of assumptions and supporting schedules and information, all of which shall be reasonably acceptable to Lender. Lender shall, within ten (10) Business Days following receipt of Borrowers’ Projections delivered pursuant to the foregoing clause (ii), inform Borrowers whether such Projections are acceptable to Lender (which approval shall be granted or withheld in Lender’s sole discretion) and, to the extent approved by Lender, such Projections shall be deemed to be Borrowers’ current “Business Plan” for all purposes of this Agreement. Borrowers will promptly notify Lender in writing of any material liability, disbursement, or other matter or circumstance which causes or could reasonably be expected to cause a material deviation in Borrowers’ actual financial performance from Borrowers’ projected performance as set forth in the Business Plan, including, without limitation, any fact or circumstance which causes, or reasonably could be expected to cause, any assumption on which the Business Plan is based to no longer be true, correct or accurate in any material respect.

(e)          Borrowing Base Certificates; Supplemental Reports. Weekly, or on each day that Borrowers request an Advance, or more frequently if Lender reasonably requests, Lender’s standard form of Borrowing Base Certificate in substantially the form attached hereto as Exhibit C, together with a sales report and a roll-forward report of Inventory (at retail and at cost and including sales discounts, markdowns and ineligibles), and reports of Accounts and Credit Card Receivables and collections thereof.

(f)          Litigation. Promptly upon discovery by a Designated Officer, notice of any litigation commenced or threatened against Borrowers or any Subsidiary that (i) seeks damages in excess of $200,000, (ii) seeks injunctive relief that could reasonably be expected to result in a Material Adverse Effect, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets or against Borrower or any ERISA Affiliate in connection with any Plan, (iv) alleges criminal misconduct by Borrowers or any of the Designated Officers, (v) alleges the violation of any Environmental Law or seeks remedies in connection with any Environmental Law that could reasonably be expected to result in a Material Adverse Effect, or (vi) which, if adversely determined, could have a Material Adverse Effect.

(g)          Intellectual Property. With respect to any Borrower and each of its Subsidiaries, (i) no later than thirty (30) days before any such Person acquires material Intellectual Property Rights, notice to Lender of such Person’s intention to acquire such rights; (ii) except for transfers permitted under Section 7.7 hereof, no later than thirty (30) days before any such Person disposes of material Intellectual Property Rights, notice to Lender of such Person’s intention to dispose of such rights, along with copies of all proposed documents and agreements concerning the disposal of such rights as requested by Lender; (iii) promptly upon discovery, notice to Lender of (A) any Infringement of any Intellectual Property Rights necessary for Borrowers’ and its Subsidiaries’ business by any Person, (B) claims that Borrowers or any Subsidiary is infringing upon or violating another Person’s Intellectual Property Rights, and (C) any threatened cancellation, termination or material limitation of Borrowers’ or any of its Subsidiaries’ Intellectual Property Rights; and (iv) promptly upon receipt, copies of all registrations and filings with respect to Borrowers’ and its Subsidiaries’ Intellectual Property Rights.

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(h)          Defaults. No later than two (2) Business Days after any Designated Officer learns of the occurrence of any Default or Event of Default, notice to Lender of such Default or Event of Default and the steps being taken by Borrowers to cure the Default.

(i)          Disputes. Promptly upon discovery by a Designated Officer, notice to Lender of (i) any dispute, claim or return of goods, which singly or in the aggregate is or could reasonably be expected to be material to the business operations of Borrowers; and (ii) credit memos in excess of $25,000 not previously reported in Section 6.1(e) hereof.

(j)          Changes in Officers and Directors. Promptly following occurrence, notice to Lender of any change in the persons constituting Borrowers’ Officers and Directors.

(k)          Collateral. Promptly upon discovery by a Designated Officer, notice to Lender of any loss of or material damage to the Collateral or of any substantial adverse change in the Collateral or the prospect of payment of any material Accounts.

(l)          SEC Filings, Reports to Holders of Indebtedness and Capital Stock. Promptly after the sending or filing thereof, copies of all statements, reports and other information Group or any other Borrower sends to any holders of its Indebtedness, its Capital Stock or files with the SEC or any national (domestic or foreign) securities exchange (including if and when filed by any Borrower, Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports) provided that the Borrowers may redact confidential information contained in any such statement, report or other information if it provides a summary of the nature of the information redacted to Lender.

(m)          Violations of Law. No later than two (2) Business Days after discovery by a Designated Officer, notice to Lender of any violation by Borrowers or any of their Subsidiaries of any law, rule or regulation, which violation could reasonably expected to have a Material Adverse Effect, identifying such violation in reasonable detail and the steps being taken by Borrowers relative thereto.

(n)          Pension Plans. (i) Promptly upon discovery by a Designated Officer, and in any event within thirty (30) days after any Borrower knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, written notice to Lender of the Reportable Event in detail and the actions which Borrowers propose to take to correct the deficiency, together with a copy of any related notice sent to the Pension Benefit Guaranty Corporation; (ii) promptly upon discovery by a Designated Officer, and in any event within ten (10) days after Borrowers fail to make a required quarterly Pension Plan contribution under Section 412(m) of the IRC, written notice to Lender notifying Lender of the failure in detail and the actions that Borrowers will take to cure the failure, together with a copy of any related notice sent to the Pension Benefit Guaranty Corporation; and (iii) promptly upon discovery by a Designated Officer, and in any event within ten (10) days after Borrowers know or have reason to know that they may be liable or may be reasonably expected to have liability for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan under Sections 4201 or 4243 of ERISA, written notice to Lender notifying Lender of the details of the event and the actions that Borrowers proposes to take in response.

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(o)          Leases. (i) Promptly upon receipt thereof, copies of any material amendment to the terms of any lease of real property; (ii) promptly upon receipt from any landlord, notice of a breach of a lease by any Borrower or Subsidiary; (iii) promptly upon receipt from any landlord, notice of legal action of any landlord to evict any Borrower or Subsidiary from any Premises or to terminate or limit the right of any Borrower or Subsidiary to use, possess or lease any Premises; (iv) promptly upon receipt from any landlord, any cancellation or termination of any lease for any Premises; and (v) promptly upon entering into any new lease or establishment of any new Premises, or upon Borrowers’ obtaining knowledge of the transfer of ownership by an existing landlord of any Premises leased by any Borrower or Subsidiary at which any Borrower or Subsidiary maintains any material amount of Inventory, notice to Lender of the establishment of such new Premises, including the location, identity of and contact information for any new landlord and, if requested by Lender, a copy of such new lease.

(p)          Casualty Notices. Promptly upon discovery by a Designated Officer, notice to Lender identifying any loss, damage, or destruction to the Collateral in the amount of $100,000 or more, whether or not covered by insurance.

(q)          Material Indebtedness. Promptly upon receipt thereof, copies of all material written notices given or received by Borrowers with respect to any Indebtedness for borrowed money in an amount in excess of $100,000 or any Subordinated Debt (including, without limitation, notice of the occurrence of any default relating to such Indebtedness), and, within two (2) Business Days after Borrowers obtain knowledge of any matured or unmatured event of default with respect to any such Indebtedness or Subordinated Debt, notice to Lender identifying such event of default.

(r)          Tax Returns. No later than twenty (20) days after Borrowers’ state and federal income tax returns are required to be filed (including any applicable extension requests), certification as to such filing by a Designated Officer and, upon request of Lender, copies of all filed returns all related schedules and copies of any extension requests, (and copies of any extension requests); and

(s)          Other Reports. From time to time, with reasonable promptness, all material inventory reports, collection reports, deposit records, equipment schedules, and such other materials, reports, records or information as Lender may reasonably request.

6.2           Financial Covenants. Borrowers agree to comply with the financial covenants described below, each of which shall be calculated using GAAP, consistently applied, except to the extent otherwise provided below.

(a)          Minimum Excess Availability. Borrowers shall at all times maintain Availability of no less than $1,500,000.

6.3           Preservation of Existence. Each Borrower shall, and shall cause each Subsidiary to, preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and shall conduct its business in an orderly, efficient and regular manner.

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6.4           Books and Records. Each Borrower shall, and shall cause each Subsidiary to, keep complete and accurate books and records with respect to the Collateral, its business, financial condition and any other matters that Lender may request, all in accordance with GAAP and on a basis consistent with the financial statements delivered pursuant to Section 5.5 hereof.

6.5           Payment of Indebtedness and Charges.

(a)          Payment of Indebtedness and Charges. Subject to Section 6.5(b) hereof, each Borrower shall, and shall cause each Subsidiary to, pay and discharge or cause to be paid and discharged promptly (i) all Charges payable by it, (ii) all Taxes imposed upon it, its income and profits, or any of its property (real, personal or mixed), and including social security and unemployment withholding taxes with respect to its employees, (iii) all lawful claims for labor, materials, supplies and services or otherwise, (iv) all storage or rental charges payable to landlords, warehousemen and bailees, in each case, before any thereof shall become past due, and (v) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness

(b)          Contest of Indebtedness and Charges. Each Borrower and its Subsidiaries may in good faith contest, by appropriate proceedings, the validity or amount of any Charges, Taxes, Indebtedness or claims described in Section 6.5(a) hereof; provided, that (i) adequate reserves with respect to such contest are maintained on the books of such Borrower or such Subsidiary, in accordance with GAAP, (ii) no Lien shall be imposed to secure payment of such Charges, Taxes or Indebtedness (other than statutory Liens securing payments to landlords, warehousemen or bailees) that is superior to any of the Liens securing payment of the Obligations and such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges, Taxes or Indebtedness, (iii) no material portion of the Collateral becomes subject to forfeiture or loss as a result of such contest, and (iv) such Borrower or such Subsidiary shall promptly pay or discharge such contested Charges, Taxes, Indebtedness or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Lender evidence reasonably acceptable to Lender of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Borrower or the conditions set forth in this Section 6.5(b) are no longer met.

6.6           Compliance with Laws.

(a)          Compliance with Applicable Law; Use of Collateral. Each Borrower shall, and shall cause each Subsidiary to, (i) comply with the requirements of all applicable laws and regulations, the non-compliance with which could reasonably be expected to have a Material Adverse Effect, and (ii) use and keep the Collateral, and request that others use and keep the Collateral (if applicable), only for lawful purposes, without violation of any applicable federal, state or local law, statute or ordinance the non-compliance with which could reasonably be expected to have a Material Adverse Effect.

(b)          Compliance with Federal Regulatory Laws. Each Borrower shall, and shall cause each Subsidiary to, (i) prohibit any Person that is an Officer or Director from being listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (ii) not permit the proceeds of the Line of Credit or any other financial accommodation extended by Lender to be used in a manner that violates any foreign asset control regulations of OFAC or other applicable law, (iii) comply with all applicable Bank Secrecy Act laws and regulations, as amended from time to time, and (iv) otherwise comply with the USA Patriot Act and Lender’s related policies and procedures.

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(c)          Compliance with Environmental Laws. Each Borrower shall, and shall cause each Subsidiary to, (i) comply with the requirements of applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required under such by Environmental Laws, and (ii) not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any material liability or obligation under the common law of any jurisdiction or any Environmental Law.

6.7           Maintain Collateral; Defend Collateral.

(a)          Maintain Collateral. Each Borrower shall, and shall cause each Subsidiary to, keep and maintain the Collateral and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted); provided, that any Borrowers may discontinue the operation and maintenance of any properties if Borrowers believes that such discontinuance is desirable to the conduct of its business and not disadvantageous in any material respect to Lender.

(b)          Defend Collateral. Each Borrower shall, and shall cause each Subsidiary to, defend the Collateral against all Liens, claims and demands of all third Persons claiming any interest in the Collateral, and keep all Collateral free and clear of all Liens, except Permitted Liens.

6.8           Protect Intellectual Property Rights.

(a)          Each Borrower (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property Rights in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Borrower will (nor permit any licensee thereof to) take any act or knowingly omit to take any act whereby any Intellectual Property Rights may be abandoned or cancelled or otherwise become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Borrower shall have any obligation to use or to maintain any Intellectual Property Rights (i) that relate solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (ii) that are being replaced with Intellectual Property Rights substantially similar to the Intellectual Property Rights that may be abandoned, cancelled or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property Rights does not materially adversely affect the validity of such replacement Intellectual Property Rights and so long as such replacement Intellectual Property Rights are subject to the Lien and security interest created by this Agreement or (iii) that are substantially the same as other Intellectual Property Rights that are in full force and effect, so long as the failure to use or maintain such Intellectual Property Rights could not reasonably be expected to have a Material Adverse Effect or on the validity of such replacement Intellectual Property Rights and so long as such other Intellectual Property Rights are subject to the Lien and security interest created by this Agreement.

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(b)          If any Intellectual Property Rights are infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, Borrowers shall (i) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Lender and (ii) to the extent Borrowers shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as Borrowers shall deem appropriate under the circumstances to protect such Intellectual Property Rights.

(c)          The Borrowers shall furnish to the Lender from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Owned Intellectual Property and Licensed Intellectual Property and such other reports in connection with the Owned Intellectual Property and Licensed Intellectual Property as the Lender may reasonably request, all in reasonable detail and promptly upon request of the Lender. Following receipt by the Lender of any such statements, schedules or reports, Borrowers shall modify this Agreement by amending Schedule 5.8(a) and Schedule 5.8(b), as the case may be, to include any Owned Intellectual Property and Licensed Intellectual Property which become part of the Collateral under this Agreement, and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Lender, desirable to subject such Owned Intellectual Property and Licensed Intellectual Property to the Lien and security interest created by this Agreement.

(d)          The Borrowers will cause to be taken all necessary and appropriate steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in the United States or any other country or political subdivision thereof to maintain each registration of the Owned Intellectual Property, including, without limitation, filing of renewals, affidavits or declarations of use, affidavits or declarations of incontestability, opposition, interference and cancellation proceedings, and payment of maintenance fees, filing fees, taxes and/or other governmental fees. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, the Borrowers may not abandon or otherwise permit any Intellectual Property Right to become invalid without the prior written consent of the Lender, and if any Intellectual Property Right is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Borrowers will take such action as the Lender shall deem appropriate under the circumstances to protect such Intellectual Property Right.

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(e)          The Borrowers shall apply for registration of Owned Intellectual Property to the extent it deems necessary or advisable in its reasonable business judgment as such Owned Intellectual Property is created, adopted or used and diligently prosecute such applications; provided, however, that in no event shall any Borrower, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Owned Intellectual Property unless it gives the Lender prior written notice thereof in accordance with Section 6.1(g) hereof. The Borrowers shall take such actions as the Lender may request from time to time to perfect or continue the perfection of the Lender’s Lien and security interest in the Owned Intellectual Property. Upon request of the Lender, the Borrowers, as appropriate, shall execute, authenticate and deliver any and all agreements, instruments, documents and papers as the Lender may reasonably request to evidence the Lender’s Lien and security interest hereunder in such Owned Intellectual Property and the General Intangibles of Borrowers relating thereto or represented thereby, and each Borrower hereby appoints the Lender as its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of the Line of Credit, the repayment or satisfaction of all of the Obligations in full and the termination of each of the Loan Documents. Upon request of the Lender, Borrowers shall provide the Lender with copies of all filings made with respect to any of the Owned Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, and any similar office or agency of the United States or any country or any political subdivision thereof.

(f)          The Borrowers will (i) maintain their Websites in continuous operation, providing at least the current level of functionality with respect to Borrowers’ business operations, (ii) maintain the Website Collateral and related Equipment at the Hosting Agent’s premises and, notwithstanding anything herein to the contrary, obtain the Lender’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, prior to any removal from or change in such location, (iii) permit the Lender, and cause the Hosting Agent to permit the Lender, to inspect such Website Collateral and related Equipment at any time, (iv) promptly upon request by the Lender, cause the administrative contact for the Domain Names to be changed to a person designated by the Lender, and not permit any other change or revision in such information without the prior written consent of the Lender, which consent shall not be unreasonably withheld, conditioned or delayed, (v) maintain with the records of the applicable domain name registrar a billing contact who has a position within a Borrower and has actual responsibility for taking whatever action is necessary for the maintenance of such Domain Names, (vi) pay all fees and charges required for the maintenance of such Domain Names at least thirty (30) days before any such fee or charge is due, and (vii) not obtain any license, whether of Software or Intellectual Property Rights, for use in connection with any of the Websites, without the prior written consent of the Lender, which consent shall not be unreasonably withheld, conditioned or delayed. The Borrowers shall furnish to the Lender, promptly upon request, (A) a waiver and consent agreement executed by the Hosting Agent in connection with the Website Collateral, such waiver and consent to be in such form and upon such terms as are reasonably acceptable to the Lender, and (B) an executed Registrant Name Change Agreement (or such other document required by the applicable domain name registrar in connection with the change of registrant for a Domain Name) providing for the naming of the Lender as registrant for each of the Domain Names, to be held in escrow by the Lender until the occurrence of an Event of Default.

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(g)          The Borrowers will promptly notify the Lender in writing if Borrowers reasonably believe that: (i) any party to a License other than a Borrower is in breach or default of any material obligations under such License; or (ii) Borrowers have a material claim against any other party to a License; or (ii) any party to a License has a claim against any Borrower which, if adversely determined against such Borrower, could result in a Material Adverse Effect. Upon the occurrence and during the continuance of any such breach or default under any License by any party thereto other than any Borrower, (A) Borrowers will, promptly after obtaining knowledge thereof, give the Lender written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) no Borrower will, without the prior written consent of the Lender, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) Borrowers will, upon written instructions from the Lender and at Borrowers’ expense, take such action as the Lender may deem necessary or advisable in respect thereof. In any matter described in the first sentence of this paragraph, Borrowers will, at their expense, promptly deliver to the Lender a copy of each notice or other communication received by them by which any other party to any License purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by Borrowers thereto. Each Borrower will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all actions necessary to maintain the Licenses in full force and effect.

(h)          No Borrower will enter into any Material License without the prior written consent of the Lender (which consent shall be granted or denied in Lender’s reasonable discretion and no later than three (3) Business Days following written request therefor by Borrowers (any such request to be accompanied by a summary in reasonable detail of the applicable proposed license arrangement). No Borrower will, without the prior written consent of the Lender, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any Material License. If any Material License is subject to renewal, Borrowers shall give the Lender written notice of its intentions regarding such renewal at least ninety (90) days prior to the renewal date.

6.9           Insurance.

(a)          Maintain Insurance. Each Borrower shall, and shall cause each Subsidiary to, at all times, maintain policies of insurance with insurers, in such amounts and on such terms reasonably acceptable to Lender including, as applicable and without limitation, business interruption insurance, hazard coverage on an “all risks” basis for all tangible Collateral, products liability and general liability insurance. Such policies of insurance (or the loss payable and additional insured endorsements delivered to Lender) shall contain provisions pursuant to which the insurer agrees to provide no less than thirty (30) days prior written notice to Lender in the event of any non-renewal, cancellation or amendment of any such insurance policy. Borrowers shall deliver to Lender, in form and substance reasonably satisfactory to Lender, endorsements to (i) all casualty insurance naming Lender as loss payee, and (ii) all general liability and other liability policies naming Lender as additional insured. If Borrowers at any time shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, Lender may at any time thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that Lender deems advisable. Lender shall have no obligation to obtain insurance for Borrowers or pay any premiums therefor. By doing so, Lender shall not be deemed to have waived any Default or Event of Default arising from Borrowers’ failure to maintain such insurance or pay any premiums therefor and shall have no liability to Borrowers for failing to do so. All sums so disbursed by Lender, including premiums, reasonable attorneys’ fees, court costs and other charges related thereto, shall be payable on demand by Borrowers to Lender in accordance with Section 3.2(c) hereof.

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(b)          Change in Risk Profile. Lender reserves the right at any time upon any change in Borrowers’ risk profile (including any change in the product mix maintained by Borrowers or any laws affecting the potential liability of Borrowers) to require additional forms and limits of insurance to, in the opinion of Lender, adequately protect Lender’s interests in all or any portion of the Collateral and to ensure that Borrowers are protected by insurance in amounts and with coverage customary for its industry and geographic region. If reasonably requested by Lender, Borrowers shall deliver to Lender from time to time a report of a reputable insurance broker reasonably satisfactory to Lender, with respect to its insurance policies.

6.10         Further Assurances. Each Borrower shall, and shall cause each Subsidiary to, at Borrowers’ expense and upon the reasonable request of Lender, duly execute and deliver, or cause to be duly executed and delivered, to Lender such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Lender to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

7.            NEGATIVE COVENANTS

So long as the Obligations remain unpaid, or the Line of Credit has not been terminated, Borrowers shall comply with each of the following covenants:

7.1           Indebtedness. No Borrower shall, or permit any Subsidiary to, incur, create, assume or permit to exist any Indebtedness or liability on account of deposits or letters of credit issued on its behalf, or advances or any Indebtedness for borrowed money of any kind, whether or not evidenced by an instrument, except:

(a)          the Obligations described in this Agreement and the other Loan Documents;

(b)          Indebtedness in existence as of the date of this Agreement and described in Schedule 7.1 attached hereto;

(c)          Indebtedness in respect of Capitalized Leases and/or purchase money Indebtedness incurred in connection with the acquisition of Equipment and other capital assets in an aggregate amount outstanding at any time not to exceed $1,000,000;

(d)          (i) from the Closing Date through the date thirty (30) days thereafter, unsecured Indebtedness consisting of trade payables arising in the ordinary course of business, and (ii) following the date thirty (30) days after the Closing Date, unsecured Indebtedness consisting of trade payables arising in the ordinary course of business and not more than sixty (60) days past due or such other time period consistent with historical practices;

(e)          unsecured Contingent Liabilities arising by endorsement of instruments or deposit or collection in the ordinary course of business;

(f)          unsecured intercompany debt owing by any Borrower to another Borrower, or from a Borrower to a Subsidiary, provided that all such intercompany Indebtedness shall be subordinated to the Obligations on terms satisfactory to the Lender in its sole discretion;

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(g)          Indebtedness incurred by Borrowers arising from agreements providing for indemnification, adjustment of purchase price or similar obligations (including, Indebtedness consisting of the deferred purchase price of property acquired in a permitted acquisition, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Borrower or any such Subsidiary pursuant to such agreements), in connection with acquisitions or dispositions of any business, assets or Subsidiary of Borrowers permitted under this Agreement, not to exceed $1,200,000 at any time, provided all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations.

(h)          refinancings of amounts set forth in clauses (b) or (c) above so long as the principal amount thereof is not increased, the weighted average life to mature is not shortened, if secured, no additional collateral therefor shall be granted and, if the Indebtedness being refinanced is subordinated to the Obligations, the replacement Indebtedness shall be subordinated on the same terms as such Indebtedness being so refinanced; and

(i)          Subordinated Debt (provided that such Indebtedness is subject at all times to a Subordination Agreement) and other unsecured Indebtedness of Borrowers, in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

7.2           Liens. No Borrower shall, or permit any Subsidiary to, create, incur or suffer to exist any Lien upon any of its assets, including, without limitation, licenses of patents, trademarks and other Intellectual Property Rights, as security for any Indebtedness or obligations, with the exception of the following (each a “Permitted Lien” and collectively, “Permitted Liens”):

(a)          the Liens in favor of Lender created by this Agreement and the other Loan Documents;

(b)          Liens in existence on the date of this Agreement that are described in Schedule 7.2 attached hereto securing Indebtedness permitted under Section 7.1(b) and Section 7.1(g) hereof;

(c)          Liens on fixed or capital assets acquired, constructed or improved by Borrowers or a Subsidiary; provided, that (i) such Liens secured Indebtedness permitted under Section 7.1(c) hereof; (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or completion of such construction or improvement; (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets; and (iv) such Liens shall not apply to any other property or assets of Borrowers or such Subsidiary;

(d)          Liens for taxes, assessments or other governmental charges not delinquent or being properly contested by appropriate proceedings and for which proper reserves have been established and that do not have priority over Lender’s Liens in the Collateral;

(e)          deposits or pledges to secure bids, tenders, contracts, leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;

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(f)          pledges or deposits to secure payment of worker’s compensation, unemployment insurance and similar obligations and deposits or indemnities to secure public or statutory obligations for similar purposes and pledges or deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases (other than Capitalized Leases), utility purchase obligations, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)          Liens imposed by law, such as carriers, warehouseman’s and mechanic’s liens and other similar Liens arising in the ordinary course of business which secure payment of obligations which are not past due or which are being contested in good faith and by appropriate proceedings and Liens securing judgments (including pre-judgment attachments) so long as such Liens do not result in an Event of Default;

(h)          Liens consisting of bankers’ liens and rights of setoff, in each case, arising by operation of law, and Liens on documents presented in letter of credit drawings;

(i)          any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder;

(j)          in the case of real property, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with such Person’s business or operations as presently conducted; and

(k)          Liens securing the Subordinated Debt as in effect as of the date of this Agreement, which Liens are subject in all respects to the Subordination Agreement.

7.3          Investments. No Borrower shall, or permit any Subsidiary to, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any Person or Affiliate, including without limitation any partnership or joint venture, nor purchase or hold beneficially any stock or other securities or evidence of Indebtedness of any Person or Affiliate (collectively, the “Investments”), except:

(a)          (i) Investments in direct obligations of the United States of America or any of its political subdivisions whose obligations constitute the full faith and credit obligations of the United States of America and have a maturity of one year or less, (ii) commercial paper issued by U.S. corporations rated “A 1” or “A 2” by Standard & Poor’s Ratings Services or “P 1” or “P 2” by Moody’s Investors Service, (iii) certificates of deposit, bankers’ acceptances or time deposits having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $500,000,000 (which certificates of deposit, bankers’ acceptances or time deposits are fully insured by the Federal Deposit Insurance Corporation) or (iv) money market funds that (x) comply with the criteria set forth in the Securities and Exchange Commission’s Rule 2a-7 under the Investment Company Act of 1940, (y) are rated “AAA” by Standard & Poor’s Ratings Services and “Aaa” by Moody’s Investors Service and (z) have portfolio assets of at least $5,000,000,000;

(b)          Investments consisting of travel advances or loans to Borrowers’ Officers and employees not exceeding at any one time $10,000 for any single advance or loan, and an aggregate of $50,000 for all such loans and advances;

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(c)          Checking and deposit accounts with banks used in the ordinary course of business;

(d)          Investments (i) in any securities received in the ordinary course of business consistent with past practices in satisfaction or partial satisfaction thereof from financially troubled account debtors and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business;

(e)          Prepaid rent not exceeding one month or security deposits securing performance under leases of real or personal property; and

(f)          Current Investments in Subsidiaries in existence on the date of this Agreement which are identified in Schedule 7.3 attached hereto and Investments made after the Closing Date in any Subsidiary of a Borrower that become a Borrower hereunder.

7.4          Restricted Payments. No Borrower shall, or permit any Subsidiary to make, any Restricted Payment, except:

(a)          dividends and distributions payable solely in shares of Capital Stock and conversions of a class or series of Capital Stock into shares of another class or series of Capital Stock (in each case other than Disqualified Capital Stock);

(b)          any Subsidiary may declare and pay dividends or make other distributions in respect of its Capital Stock to a parent Borrower (other than Disqualified Capital Stock);

(c)          So long as no Default or Event of Default has occurred or would result from such payment, repurchases of Capital Stock by any Borrower from its former employees, directors, or consultants under the terms of applicable repurchase agreements at the original issuance price of such Capital Stock of such Borrower; provided, that such Borrower shall not repurchase Capital Stock of such Borrower under this clause (c) in an aggregate amount greater than $250,000 in any fiscal year; and

(d)          So long as no Default or Event of Default has occurred or would result from such payment, payments on account of Subordinated Debt specifically permitted under the applicable Subordination Agreement.

7.5          Transactions with Affiliates. No Borrower shall, or permit any Subsidiary to enter into or permit to exist any transaction with any Affiliate of any Borrower or any of its Subsidiaries except for:

(a)          any Affiliate who is an individual may serve as a director, officer, manager, member, employee or consultant of a Borrower or Subsidiary of a Borrower, receive reasonable compensation for his or her services in such capacity;

(b)          transactions (other than the payment of management, consulting, monitoring, or advisory fees) between any Borrower or any of its Subsidiaries, on the one hand, and any Affiliate of any Borrower or any of its Subsidiaries, on the other hand, so long as such transactions (i) are fully disclosed to Lender prior to the consummation thereof, if they involve one or more payments by any Borrower or any of its Subsidiaries in excess of $100,000 for any single transaction or series of related transactions, and (ii) are no less favorable, taken as a whole, to any Borrowers or any of its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate; and

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(c)          transactions permitted by Section 7.4 hereof.

7.6          Sale of Assets. No Borrower shall, or permit any Subsidiary to sell, lease, assign, transfer or otherwise dispose of (i) the Capital Stock of any Borrower or any Subsidiary, (ii) all or a substantial part of its assets (and, for purposes of this Section 7.6, without limiting the generality of the foregoing, the sale or transfer (including by way of a transaction with a liquidator in any one or a series of transactions occurring over a period of twelve (12) months) of twenty (20) or more retail store locations or all or substantially all of the Inventory located therein shall be deemed a “substantial part” of Borrowers’ assets, or (iii) any Collateral, any interest in Collateral (whether in one transaction or in a series of transactions) or any other assets to any other Person, except:

(a)          the sale of Inventory in the ordinary course of business; and

(b)          the disposition or transfer of obsolete, damaged and worn-out Equipment, provided that the proceeds thereof are used to acquire replacement Equipment or other capital assets used or useful in Borrower’s business; and

(c)          transactions permitted under Section 7.7 hereof.

7.7          Transfer of Intellectual Property Rights. No Borrower shall, or permit any Subsidiary to, transfer any part of its ownership interest in any Owned Intellectual Property Rights, or permit its rights as licensee of Licensed Intellectual Property to lapse, or license any other Person to use any of Borrowers’ Intellectual Property Rights except (i) as set forth in Section 6.8(h) hereof, and (ii) any Borrower and its Subsidiaries may transfer such rights or permit them to lapse if such Borrower has reasonably determined that such Intellectual Property Rights are no longer required or useful in its business or the business of the applicable Subsidiary.

7.8          Mergers, Subsidiaries; Asset Acquisitions. No Borrower shall, or permit any Subsidiary to, directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, unless, upon the formation or acquisition of such Subsidiary (x) such Subsidiary joins this Agreement as a Borrower or enters into a guaranty of the Obligations, and in each case, grants in favor of Lender a first priority Lien in all or substantially all of the assets of such Subsidiary, and (y) the applicable Borrower or Subsidiary delivers a pledge agreement in favor of Lender with respect to all of the Capital Stock of such Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or Capital Stock of, or otherwise combine with or acquire, any Person, provided, that (A) any Subsidiary may merge (x) into any Subsidiary or (y) into a Borrower, so long as such Borrower shall be the surviving entity in such transaction; and (B) any Borrower may merge into any other Borrower.

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7.9           Sale and Leaseback. No Borrower shall, or permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any other Person pursuant to which such Borrower shall sell or transfer any real or personal property, whether owned now or acquired in the future, and then rent or lease all or part of such property or any other property which such Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

7.10         Restrictions on Nature of Business. No Borrower shall, or permit any Subsidiary to, engage in any line of business materially different from that presently engaged in by such Borrower and its Subsidiaries or substantially related thereto and as reflected in the Business Plan, and will not purchase, lease or otherwise acquire assets not related to their business.

7.11         Accounting; Fiscal Year. No Borrower shall, or permit any Subsidiary to, adopt any material change in accounting principles except as required by GAAP. No Borrower shall change its fiscal year.

7.12         Discounts. No Borrower shall, or permit any Subsidiary to, grant any discount, credit or allowance to any customer, or accept any return of goods sold, except in the ordinary course of business and consistent with historical practices. No Borrower shall, and shall not permit any Subsidiary to, modify, amend, subordinate, cancel or terminate any Account, except in the ordinary course of business and consistent with historical practices.

7.13         Pension Plans. No Borrower shall, or permit any ERISA Affiliate to (a) adopt, create, assume or become party to any Pension Plan, (b) become obligated to contribute to any Multiemployer Plan, (c) incur any obligation to provide post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required by law), or (d) amend any Plan in a manner that would materially increase its funding obligations.

7.14         Change to Place of Business; Premises. No Borrower shall, or permit any Subsidiary to, change the location of its chief executive office, principal place of business, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, in each case, without providing Lender thirty (30) days prior written notice and delivering to Lender a duly executed collateral access agreement, landlord’s waiver or warehouseman’s agreement, as applicable, in form and substance satisfactory to Lender.

7.15         Constituent Documents; Name Change. No Borrower shall, or permit any Subsidiary to, amend its Constituent Documents in a manner adverse to Lender. No Borrower shall, and shall not permit any Subsidiary to, (a) change its name as it appears in official filings in the state of its incorporation or formation, (b) change its entity type, (c) change its organization identification number, if any, issued by its state of incorporation or formation, or (d) change its state of incorporation or organization, in each case without at least thirty (30) days prior written notice to Lender and after Lender’s written acknowledgment that any reasonable action requested by Lender in connection therewith, including to continue the perfection of the Liens in favor of Lender in any Collateral, has been completed or taken.

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7.16         Deposit Accounts. No Borrower shall, or permit any Subsidiary to, open or maintain any deposit account, securities account, or investment account without the consent of Lender, except for (i) the Collection Account, the Credit Card Collection Account and Operating Account, each of which shall at all times be subject to a Control Agreement in form and substance reasonably satisfactory to Lender, (ii) the Store Accounts and other deposit accounts existing as of the Closing Date and described on Schedule 7.16 attached hereto, and (iii) any additional deposit accounts as may be established from time to time in connection with the opening of new retail store locations as permitted under this Agreement (collectively, “Permitted Accounts”), provided that Borrowers shall notify Lender of the opening of any new account in accordance with clause (iii) above and provide an updated Schedule 7.16 reflecting any new accounts.

7.17         Retail Stores.

(a)          No Borrower shall, or permit any Subsidiary to, open or commit to open, any location at which it maintains, offers for sale or stores any Collateral (or intends to maintain, offer for sale or store any Collateral) unless (i) such location opening is provided for in the Business Plan then in effect, and is in the ordinary course of business, and (ii) such Borrower shall have provided Lender at least thirty (30) days’ prior written notice of such commitment or opening.

(b)          No Borrower shall, or permit any Subsidiary to, close or commit to close, any location at which it maintains, offers for sale or stores any Collateral unless (i) such location closing is provided for in the Business Plan then in effect, and is in the ordinary course of business, (ii) such Borrower shall have provided Lender at least thirty (30) days’ prior written notice of such closing, and (iii) Lender has consented in advance, in writing to the manner and methods employed in connection with such location closing, including, without limitation, the terms of engagement of any third party as agent, consultant or otherwise proposed to be employed in connection therewith; provided, however, that if Borrowers shall be unable to renegotiate, re-new or otherwise come to acceptable terms with any landlord for a store, then Borrowers shall be permitted to close such store upon prior notice thereof to Lender, and provided, further that Borrowers shall in no event be permitted to close more than two (2) stores per fiscal monthly period and five (5) stores per fiscal year other than in accordance with the Business Plan.

7.18         Changes in Terms of Subordinated Debt. Without the prior written consent of Lender, no Borrower shall effect or permit any modification or amendment to any Subordinated Debt, or any document, instrument or agreement evidencing or governing such Subordinated Debt, except for modifications and amendments that (i) do not violate the terms of the applicable Subordination Agreement, (ii) are not adverse to Borrowers or Lender and (iii) do not create any material additional obligation of Borrowers.

8.            EVENTS OF DEFAULT AND REMEDIES

8.1           Events of Default. An “Event of Default” means any of the following:

(a)          Borrowers fails to pay the amount of any Obligations on the date that it becomes due and payable;

(b)          Borrowers fail to observe or perform any covenant or agreement of Borrowers set forth in Section 3.2(e) or Section 7 hereof;

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(c)          Borrowers fail to observe or perform any covenant or agreement of Borrowers set forth in (i) any of clauses (e) through (q) or clause (s) of Section 6.1, Section 6.2, Section 6.3, or Section 6.9 of this Agreement, or (ii) clauses (a), (b), (c), (d) or (r) of Section 6.1 of this Agreement, and such failure, if capable of being remedied, shall remain unremedied for two (2) Business Days after the earlier of (A) the date upon which a Designated Officer obtains knowledge of such failure, or (B) the date upon which Borrowers have received notice of such failure from Lender, or (iii) any other covenant or agreement contained in Section 6 or elsewhere in this Agreement or in any other Loan Document, and such failure, if capable of being remedied, shall remain unremedied for fifteen (15) days after the earlier of (A) the date upon which a Designated Officer obtains knowledge of such failure, or (B) the date upon which Borrowers have received notice of such failure from Lender;

(d)          An Overadvance arises as the result of any reduction in the Borrowing Base, or arises in any manner or on terms not otherwise approved of in advance by Lender in writing, and Borrower shall fail to eliminate such Overadvance in full within one (1) Business Day after the earlier of (i) the date upon which a Designated Officer obtains knowledge of such failure or (ii) the date upon which Borrowers have received notice of such failure from Lender;

(e)          Any representation or warranty made by Borrowers in this Agreement or any other Loan Document, or in any agreement, certificate, instrument or financial statement or other statement delivered to Lender in connection with this Agreement is untrue or misleading in any material respect when made or deemed made;

(f)          A Change of Control shall occur;

(g)          Any Borrower become insolvent or admits an inability to pay its debts as they mature, or any Borrower make an assignment for the benefit of creditors; or any Borrower applies for or consents to the appointment of a receiver, trustee, or similar officer for the benefit of such Borrower, or for any of its properties; or any receiver, trustee or similar officer is appointed without the application or consent of such Borrower and such case or proceeding shall continue undismissed or unstayed for a period of forty-five (45) consecutive days; or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against a substantial part of the property of such Borrower;

(h)          Any Borrower files a petition under any chapter of the United States Bankruptcy Code or under the laws of any other jurisdiction naming such Borrower as debtor; or such Borrower institutes (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, debt arrangement, dissolution, liquidation or similar proceeding under the laws of any jurisdiction; or any such petition is instituted against such Borrower, or any such proceeding is instituted (by petition, application or otherwise) against such Borrower and such case or proceeding shall continue undismissed or unstayed for a period of forty-five (45) consecutive calendar days;

(i)          A final, non-appealable arbitration award, judgment, or decree or order for the payment of money in an amount in excess of $200,000 which is not insured, is entered against any Borrower that is not immediately stayed or appealed;

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(j)          Any Borrower is in default with respect to any bond, debenture, note or other evidence of material Indebtedness issued by such Borrower, or under any instrument under which any such evidence of Indebtedness has been issued or by which it is governed, or under any material lease or other contract having an aggregate outstanding amount of more than $200,000, and all applicable grace periods, if any, have expired, regardless of whether such default has been waived by the holder of such Indebtedness;

(k)          Any Borrower liquidates, dissolves, terminates or suspends its business operations or otherwise fails to operate its business in the ordinary course, or merges with another Person in a transaction which is not permitted under this Agreement; or sells or attempts to sell all or substantially all of its assets;

(l)          Borrowers fail to pay any obligation owed to Lender or its Affiliates that is unrelated to the Line of Credit or this Agreement as the same becomes due and payable;

(m)          Any Borrower engages in any act prohibited by any Subordination Agreement, or makes any payment on account of Subordinated Indebtedness (as defined in the applicable Subordination Agreement) that the applicable Subordinated Creditor was not contractually entitled to receive under this Agreement and/or applicable Subordination Agreement;

(n)          Any event or circumstance occurs that Lender in good faith believes may impair the prospect of payment of all or part of the Obligations, or Borrowers’ ability to perform any of their material obligations under any of the Loan Documents, or any other document or agreement described in or related to this Agreement or the Obligations, or there occurs any Material Adverse Effect;

(o)          Any Director, Officer, or Owner of at least 20% of the issued and outstanding Capital Stock of any Borrower is indicted for a felony offence under state or federal law, or any Borrower hires an Officer or appoints a Director who has been convicted of any such felony offense, or a Person becomes an Owner of at least 20% of the issued and outstanding Capital Stock of such Borrower who has been convicted of any such felony offense;

(p)          Any Reportable Event, which Lender in good faith believes to constitute sufficient grounds for termination of any Pension Plan or for the appointment of a trustee to administer any Pension Plan, has occurred and is continuing thirty (30) days after Borrowers give Lender notice of the Reportable Event; or a trustee is appointed by an appropriate court to administer any Pension Plan; or the Pension Benefit Guaranty Corporation institutes proceedings to terminate or appoint a trustee to administer any Pension Plan; or any Borrower or any ERISA Affiliate files for a distress termination of any Pension Plan under Title IV of ERISA; or Borrower or any ERISA Affiliate fails to make any quarterly Pension Plan contribution required under Section 412(m) of the IRC, which Lender in good faith believes may, either by itself or in combination with other failures, result in the imposition of a Lien on such Borrower’s assets in favor of the Pension Plan; or any withdrawal, partial withdrawal, reorganization or other event occurs with respect to a Multiemployer Plan which could reasonably be expected to result in a material liability by Borrower to the Multiemployer Plan under Title IV of ERISA;

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(q)          Any casualty, loss or other event occurs, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at any facility or facilities of Borrowers generating more than twenty percent (20%) of Borrowers’ revenues for Borrowers’ fiscal year preceding such event and such cessation or curtailment continues for more than thirty (30) days.

8.2           Rights and Remedies. During any Default Period, Lender may in its sole discretion exercise any or all of the following rights and remedies:

(a)          Lender may terminate the Line of Credit and decline to make Advances;

(b)          Lender may declare the Obligations to be immediately due and payable and accelerate payment of the Revolving Note, and the Obligations shall immediately become due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which Borrower hereby expressly waives;

(c)          Lender may, without notice to Borrowers, set off and apply any monies owing by Lender to Borrowers to payment of the Obligations;

(d)          Lender may exercise and enforce any rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral (without posting a bond or other form of security, which Borrowers hereby waive), to proceed with or without judicial process (without a prior hearing or notice of hearing, which Borrowers hereby waive), and to sell, lease or otherwise dispose of Collateral for cash or on credit (with or without giving warranties as to condition, fitness, merchantability or title to Collateral, and in the event of a credit sale in such manner and at such places (including Borrowers’ Premises) as Lender determines is commercially reasonable, including, conducting one or more going out of business or liquidation sales, in Lender’s own right or by one or more agents or contractors, which sales may be conducted upon any Premises owned, leased, or occupied by Borrowers. To the extent permitted by applicable law, Lender and any such agent or contractor, in conjunction with any such sale, may augment Borrowers’ inventory with other goods (all of which other goods shall remain the sole property of Lender or such agent or contractor). Borrowers will upon Lender’s demand assemble the Collateral and make it available to Lender or its agents or representatives at any place designated by Lender which is reasonably convenient to both parties. Borrowers’ Obligations to Lender shall be reduced only to the extent that payments are actually received by Lender;

(e)          Without notice to or demand upon Borrowers, make such payments and do such acts as Lender considers necessary or reasonable to protect its Lien in the Collateral. Borrowers authorize Lender or its agents to enter any premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Lender’s determination appears to conflict with Lender’s Lien and to pay all expenses incurred in connection therewith and to charge Borrowers’ loan account therefor. With respect to any of Borrowers’ owned or leased Premises, Borrowers hereby grant Lender a license to enter into possession of such Premises and to occupy the same, without charge, in order to exercise any of Lender’s rights or remedies provided herein, at law, in equity, or otherwise;

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(f)          Lender may exercise and enforce any of its rights and remedies under any of the Loan Documents and any other document or agreement described in or related to this Agreement or the Obligations, or at law or in equity;

(g)          Lender may for any reason apply for the appointment of a receiver for the Collateral (to which appointment Borrowers hereby consent) without the necessity of posting a bond or other form of security (which Borrower hereby waives); and

(h)          Lender may exercise any other rights and remedies available to it by law or agreement.

8.3           Immediate Default and Acceleration. Following the occurrence of an Event of Default described in Section 8.1(g) hereof or Section 8.1(h) hereof, the Line of Credit shall immediately terminate and all of the Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind.

9.            MISCELLANEOUS

9.1           No Waiver; Cumulative Remedies. No delay or any single or partial exercise by Lender of any right, power or remedy under the Loan Documents, or under any other document or agreement described in or related to this Agreement, shall constitute a waiver of any other right, power or remedy under the Loan Documents or granted by Borrowers to Lender under other agreements or documents that are unrelated to the Loan Documents. No notice to or demand on Borrowers in any circumstance shall entitle Borrowers to any additional notice or demand in any other circumstances. The remedies provided in the Loan Documents or in any other document or agreement described in or related to this Agreement or the Obligations are cumulative and not exclusive of any remedies provided by law. Lender may comply with applicable law in connection with any disposition of Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

9.2           Amendment; Consents and Waivers; Authentication. No amendment or modification of any Loan Documents, or any other document or agreement described in or related to this Agreement, or consent to or waiver of any Event of Default, or consent to or waiver of the application of any covenant or representation set forth in any of the Loan Documents or any other document or agreement described in or related to this Agreement or the Obligations, or any release of Lender’s Lien in any Collateral, shall be effective unless it has been agreed to by Lender in writing that: (a) specifically states that it is intended to amend or modify specific Loan Documents, or any other document or agreement described in or related to this Agreement or the Obligations, or waive any Event of Default or the application of any covenant or representation of any terms of specific Loan Documents, or any other document or agreement described in or related to this Agreement or the Obligations, or is intended to release Lender’s Lien in specific Collateral; and (b) is executed by an authorized employee of each party, or by an authorized employee of Lender with respect to a consent or waiver. The terms of an amendment, consent or waiver memorialized in writing shall be effective only to the extent, and in the specific instance, and for the limited purpose to which Lender has agreed.

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9.3           Execution in Counterparts; Delivery of Counterparts. This Agreement and all other Loan Documents, or any other document or agreement described in or related to this Agreement or the Obligations, and any amendment or modification to any such document or agreement may be executed by the parties in any number of counterparts, each of which, once executed and delivered in accordance with the terms of this Section 9.3, will be deemed an original, and all such counterparts, taken together, shall constitute one and the same instrument. Delivery by fax or by electronic mail or e-mail file attachment of any counterpart to any Loan Document executed by an authorized signature will be deemed the equivalent of the delivery of the original instrument. Borrowers shall send the original counterpart to Lender by first class U.S. mail or by overnight courier, but any party’s failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement or the other Loan Documents, or any other document or agreement described in or related to this Agreement or the Obligations.

9.4           Notices, Requests, and Communications. Except as otherwise expressly provided in this Agreement:

(a)          Delivery of Notices, Requests and Communications. Any notice, request, demand, or other communication by any party that is required under the Loan Documents, or any other document or agreement described in or related to this Agreement, shall be in writing and shall be delivered (i) in person, (ii) by first class U.S. mail, (iii) by overnight courier of national reputation, (iv) by fax, or (v) may be delivered by electronic mail and confirmed by delivery via overnight courier or postal service; provided, however, that requests for Advances shall not require any confirmation delivery.

(b)          Addresses for Delivery. Delivery of any notice under this Section 9.4 shall be made to the appropriate address set forth on the signature pages of this Agreement (which any party may modify by notifying the other party in writing).

(c)          Date of Receipt. Each notice sent pursuant to the terms of this Section 9.4 will be deemed to have been received on (i) the date of delivery if delivered in person, (ii) the date two (2) Business Days after deposit in the mail if sent by mail, (iii) the date one (1) Business Day after delivery to the courier if sent by overnight courier, (iv) the date of transmission if sent by fax, or (v) the date of transmission if sent by electronic mail; except that any request for an Advance or any other notice, request, demand or other communication from Borrowers required under Section 2 hereof, and any request for an accounting under Section 9-210 of the UCC, will not be deemed to have been received until actual receipt by Lender on a Business Day by an authorized employee of Lender.

9.5           Borrowers Information Reporting; Confidentiality. Except as otherwise expressly provided in this Agreement:

(a)          Delivery of Borrowers’ Information Records. Any information that Borrowers are required to deliver under Section 6.1 hereof may be delivered to Lender (i) in person, or (ii) by first class U.S. mail, (iii) by overnight courier of national reputation, (iv) by fax, or (v) by electronic mail.

(b)          Addresses for Delivery. Delivery of any notice to Lender under this Section 9.5 shall be made to the appropriate address set forth on the signature pages of this Agreement (which Lender may modify by notice sent to Borrowers).

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(c)          Date of Receipt. Each notice sent pursuant to this Section 9.5 will be deemed to have been received on (i) the date of delivery if delivered in person to an authorized employee of Lender, (ii) the date two (2) Business Days after deposit in the mail if sent by mail, (iii) the date one (1) Business Day after delivery to the courier if sent by overnight courier, (iv) the date of transmission if sent by fax, or (v) the date of transmission, if sent by electronic mail.

(d)          Authentication of Borrowers’ Information Records. Borrowers shall execute any notice delivered (i) in person, or by U.S. mail, overnight courier, or fax, by the signature of the Officer or employee of Borrowers who prepared the notice; or (ii) sent via electronic mail, by the signature of the Officer or employee of Borrowers who prepared the notice by any file format signature that is acceptable to Lender, or by a separate certification signed and sent by fax.

(e)          Certification of Borrowers Information Records. Any notice executed and delivered to Lender under this Section 9.5 will be deemed to have been certified as materially true, correct, and complete by Borrowers and each Officer or employee of Borrowers who prepared and executed the notice on behalf of Borrowers, and may be legally relied upon by Lender without regard to method of delivery or transmission.

(f)          Confidentiality of Borrowers Information Records Sent by Unencrypted E-mail. Each Borrower acknowledges that if it sends an e-mail or an e-mail file attachment, there is a risk that such e-mail or an e-mail file attachment may be received by unauthorized Persons, and that by so doing it will be deemed to have accepted this risk and the consequences of any such unauthorized disclosure.

(g)          Publicity. Subject to Borrowers’ consent, which shall not be unreasonably withheld or conditioned, Lender may at its expense, publicize or otherwise advertise by press release, so called ‘tombstone” advertising or otherwise Lender’s financing transaction with Borrowers and Borrowers consent to use of their names, logos or other trademarks in connection with the same; provided that if Borrowers do not respond to Lender’s request for consent within two (2) Business Days, then Borrowers shall deemed to have consented to such press release.

9.6           Further Documents. Borrowers will from time to time execute, deliver, endorse and authorize the filing of any instruments, documents, conveyances, assignments, security agreements, financing statements, control agreements and other agreements that Lender may reasonably request in order to secure, protect, perfect or enforce the Lender’s Liens in the Collateral or Lender’s rights under the Loan Documents, or any other document or agreement described in or related to this Agreement or the Obligations (but any failure to request or assure that Borrowers execute, deliver, endorse or authorize the filing of any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents, or any other document or agreement described in or related to this Agreement or the Obligations, and the Lender’s Lien in the Collateral, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

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9.7           Costs and Expenses. Borrowers shall pay on demand all costs and expenses, whether accruing prior to or after Borrowers’ commencement of any insolvency proceeding (whether commenced under the Bankruptcy Code or otherwise) incurred by Lender in connection with the Obligations, this Agreement, the Loan Documents, any other document or agreement described in or related to this Agreement or the Obligations, and the transactions contemplated by this Agreement, including, without limitation, all such costs, expenses and fees incurred in connection with the underwriting (including, without limitation, field examinations, appraisals including, without limitation, the appraisal of the Owned Intellectual Property being conducted by Consensus Advisors, consulting fees, background investigations and other fees and out-of-pocket expenses incurred by Lender in connection therewith), the negotiation, preparation, execution, delivery, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements, and the creation, perfection, protection, satisfaction, foreclosure or enforcement of Lender’s Liens in the Collateral, including, without limitation, Lender’s fees and expenses (including reasonable attorneys’ fees and expenses) incurred in terminating, enforcing (including attorneys’ fees and expenses incurred in connection with a “workout,” a “restructuring,” or an insolvency proceeding, whether commenced under the Bankruptcy Code or otherwise), or in otherwise exercising rights or remedies under the Loan Documents, or defending the Loan Documents and any interest in the Collateral, including without limitation, in connection with any action to avoid or subordinate any Lien of Lender or payment made in connection with the Loan Documents or the Collateral in connection with any insolvency proceeding or otherwise, and further including, without limitation, reasonable attorneys’ fees and expenses incurred by Lender in connection with any of the foregoing (collectively, “Lender Expenses”). Borrowers agree that any and all sales taxes, duties or other taxes or impositions charged with respect to goods and services provided by third party vendors engaged by Lender and/or Borrowers in connection with the Obligations, this Agreement or the transactions contemplated hereby and included in Lender Expenses shall be the exclusive obligation of the Borrowers and Lender shall have no responsibility or obligation with respect thereto. Prior to the date of this Agreement, Lender received from Borrowers the sum of $10,000 toward payment of the fees and expenses incurred by Lender in connection with the underwriting, due diligence and documentation of the transactions contemplated hereby, and Lender agrees to return to Borrowers any unused amount on the Closing Date.

9.8           Indemnity. In addition to its obligation to pay Lender Expenses under the terms of this Agreement and any other indemnification provisions contained herein or in any other Loan Document, Borrowers shall indemnify, defend and hold harmless Lender, its parent, subsidiaries, any of their respective affiliates and successors, and all of their present and future Officers, Directors, employees, attorneys and agents (each an “Indemnitee”) from and against any of the following (collectively, “Indemnified Liabilities”):

(a)          Any and all transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of the Loan Documents, or any other document or agreement described in or related to this Agreement or any Advance or extension of credit hereunder;

(b)          Any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained herein proves to be incorrect in any respect or as a result of any violation of the covenants contained in Section 6.6 hereof; and

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(c)           Any and all other reasonable out-of-pocket liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with this Agreement, the other Loan Documents, the Obligations, and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party to such proceedings, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the Line of Credit and the Loan Documents, or any other document or agreement described in or related to this Agreement, or the use or intended use of the proceeds of an Advance or other extension of credit hereunder, with the exception of any Indemnified Liability determined by a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of an Indemnitee.

If any investigative, judicial or administrative proceeding described in this Section 9.8 is brought against any Indemnitee, upon the Indemnitee’s request, Borrowers, or counsel designated by Borrowers and reasonably satisfactory to the Indemnitee, will resist and defend the action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at Borrowers’ sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding at the expense of Borrowers. If this agreement to indemnify is held to be unenforceable because it violates any law or public policy, Borrowers shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities to the extent permissible under applicable law. Borrowers’ obligations under this Section 9.8 shall survive the termination of this Agreement and the discharge of Borrowers’ other obligations under this Agreement.

9.9           Binding Effect; Assignment; Complete Agreement. The Loan Documents and any other document or agreement described in or related to this Agreement or the Obligations, shall be binding upon and inure to the benefit of Borrowers and Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights under this Agreement or any interest in this Agreement without Lender’s prior written consent. To the extent permitted by law, each Borrower waives and will not assert against any assignee any claims, defenses or set-offs which such Borrower could assert against Lender. This Agreement, together with the Loan Documents, or any other document or agreement described in or related to this Agreement, comprises the complete and integrated agreement of the parties on the subject matter of this Agreement and supersedes all prior agreements, whether oral or written. To the extent that any provision of this Agreement contradicts other provisions of the Loan Documents other than this Agreement, or any other document or agreement described in or related to this Agreement, this Agreement shall control.

9.10         Sharing of Information. Lender shall hold all Confidential Information obtained from Borrowers in accordance with Lender’s customary procedures for handling confidential information of such nature. Lender may share any Confidential Information that it may have regarding Borrowers and their Affiliates with its accountants, lawyers, and other advisors, and each direct and indirect subsidiary of Lender.

9.11         Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining terms of this Agreement.

9.12         Headings. Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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9.13         Definitional Terms and Rules of Interpretation. All accounting terms not otherwise defined in this Agreement shall have the meanings given them in accordance with GAAP. Unless the context clearly requires otherwise, the word “or” has the inclusive meaning represented by the phrase “and/or”. Reference to any agreement (including, without limitation, the Loan Documents), document or instrument means the agreement, document or instrument as amended or supplemented, subject to any restrictions on amendment contained therein (and, if applicable, in accordance with the terms of this Agreement and the other Loan Documents). Unless otherwise specified, any reference to a statute or regulation means that statute or regulation as amended or supplemented from time to time, and any corresponding provisions of successor statutes or regulations.

9.14         Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents (other than real estate related documents, if any) shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties to this Agreement (a) consent to the personal jurisdiction of the state and federal courts located in the State of New York in connection with any controversy related to this Agreement; (b) waive any argument that venue in any such forum is not convenient; (c) agree that any litigation initiated by Lender or Borrowers in connection with this Agreement or the other Loan Documents may be venued in either the state courts located in the City of New York, Borough of Manhattan or federal courts for the Southern District of New York; and (d) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

9.15         WAIVER OF JURY TRIAL AND DAMAGES. BORROWERS AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. BORROWERS WAIVE ANY RIGHTS TO RECOVER SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN. BORROWERS REPRESENT THAT THEY HAVE REVIEWED THESE WAIVERS AND KNOWINGLY AND VOLUNTARILY WAIVES SUCH RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of page intentionally left blank; signatures begin on following page.]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement under seal through its authorized officer on the date set forth above.

BORROWERS:

Frederick’s of Hollywood Group Inc.	FREDERICK’S OF HOLLYWOOD
6255 Sunset Boulevard, 6th Floor	GROUP INC.
Hollywood, CA 9008
Attention: Thomas Rende, Chief Financial	By:	s/ Thomas Rende
Officer		Thomas Rende
E-Mail: tom.rende@fredericks.com		Chief Financial Officer
Facsimile: (323) 464-4219
State Organizational ID No.: None
Federal Employee ID No.: 13-5651322

FOH Holdings, Inc.	FOH HOLDINGS, INC.
6255 Sunset Boulevard, 6th Floor
Hollywood CA 90028	By:	s/ Thomas Rende
Attention: Thomas Rende, Chief Financial		Thomas Rende
Officer		Chief Financial Officer
E-Mail: tom.rende@fredericks.com
Facsimile: (323) 464-4219
State Organizational ID No.: 2749384
Federal Employee ID No.: 36-4155442

Frederick’s of Hollywood, Inc.	FREDERICK’S OF HOLLYWOOD, INC.
6255 Sunset Boulevard, 6th Floor
Hollywood CA 90028	By:	s/ Thomas Rende
Attention: Thomas Rende, Chief Financial		Thomas Rende
Officer		Chief Financial Officer
E-Mail: tom.rende@fredericks.com
Facsimile: (323) 464-4219
State Organizational ID No.: 0580404
Federal Employee ID No.: 95-2666265

Frederick’s of Hollywood Stores, Inc.	FREDERICK’S OF HOLLYWOOD
6255 Sunset Boulevard, 6th Floor	STORES, INC.
Hollywood CA 90028
Attention: Thomas Rende, Chief Financial	By:	s/ Thomas Rende
Officer		Thomas Rende
E-Mail: tom.rende@fredericks.com		Chief Financial Officer
Facsimile: (323) 464-4219
State Organizational ID No.: C16109-98
Federal Employee ID No.: 95-4698882

Hollywood Mail Order, LLC	HOLLYWOOD MAIL ORDER, LLC
6255 Sunset Boulevard, 6th Floor
Hollywood CA 90028	By:	s/ Thomas Rende
Attention: Thomas Rende, Chief Financial		Thomas Rende
Officer		Chief Financial Officer
E-Mail: tom.rende@fredericks.com
Facsimile: (323) 464-4219
State Organizational ID No.: LLC5354-99
Federal Employee ID No.: 95-4755205

With a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, NY 10174
Attention: David Alan Miller, Esq.
E-Mail: dmiller@graubard.com
Facsimile: (212) 818-81

LENDER:

Salus Capital Partners, LLC	SALUS CAPITAL PARTNERS, LLC
197 First Avenue, Suite 250
Needham, MA 02494	By:	s/ Kyle C. Shonak
Attention: Daniel F. O’Rourke		Kyle C. Shonak
E-Mail: dorourke@saluscapital.com		Senior Vice President
Facsimile: (781) 459-0058

With a copy to:

Greenberg Traurig, LLP
One International Place, 20th Floor
Boston, MA 02110
Attention: Jeffrey M. Wolf, Esq.
E-Mail: wolfje@gtlaw.com
Facsimile: (617) 310-6001

Exhibit A

FORM OF REVOLVING NOTE

See Exhibit 10.2 to Current Report

Exhibit B

form of COMPLIANCE CERTIFICATE

To:	Salus Capital Partners, LLC
Date:	[_________, 20__]
Subject:	Financial Statements

In accordance with our Credit and Security Agreement dated as of May 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), attached are the financial statements of Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”) dated [_______________, 20[__] (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”). All capitalized terms used in this certificate have the meanings given to such terms in the Credit Agreement.

A.           Preparation and Accuracy of Financial Statements. I certify that the Current Financials have been prepared in accordance with GAAP [subject to the absence of footnotes and year-end audit adjustments], and fairly present Borrowers’ financial condition as of the Reporting Date and that the undersigned is the Chief Financial Officer of Borrowers and is duly authorized to execute and deliver this Compliance Certificate.

B.           Name of Borrowers; Merger and Consolidation. I certify that:

(Check one)

☐	No Borrower has, since the date of the Credit Agreement, changed its name or jurisdiction of organization, nor has any Borrower consolidated or merged with another Person.

☐	A Borrower has, since the date of the Credit Agreement, either changed its name or jurisdiction of organization, or both, or has consolidated or merged with another Person, which change, consolidation or merger: ☐was consented to in advance by Lender in writing, and/or☐ is more fully described in the statement of facts attached to this Certificate.

C.           Events of Default. I certify that:

(Check one)

☐	I have no knowledge of the occurrence of a Default or Event of Default under the Credit Agreement, except as previously reported to Lender in writing.

B-1

☐	I have knowledge of a Default or Event of Default under the Credit Agreement not previously reported to Lender in writing, as more fully described in the statement of facts attached to this Certificate, and further, I acknowledge that Lender may under the terms of the Credit Agreement impose the Default Rate at any time during the resulting Default Period.

D.           Litigation Matters. I certify that:

(Check one)

☐	I have no knowledge of any material adverse change to the litigation exposure of any Borrower or any of its Affiliates.

☐	I have knowledge of material adverse changes to the litigation exposure of any Borrower not previously disclosed in Schedule 5.7 attached to the Credit Agreement, as more fully described in the statement of facts attached to this Certificate.

E.           Financial Covenants. I further certify that:

(Check and complete each of the following)

1.          Minimum Excess Availability. Pursuant to Section 6.2(a) of the Credit Agreement, at all times during the period covered by the Current Financials and as at the date of this Certificate, Borrowers maintained Availability of no less than $[______] which ☐ satisfies ☐ does not satisfy the requirement that Availability at all times be no less $1,500,000.

F.           Business Plan. I certify that:

(Check one)

☐	As of the Reporting Date, there has not been any materially adverse actual deviation in performance from Borrowers’ projected performance as set forth in the Business Plan and the Current Financials.

☐	As of the Reporting Date, there has been a materially adverse actual deviation in performance from Borrowers’ projected performance as set forth in the Business Plan and the Current Financials as more fully described in the statement of facts attached to this Certificate.

Chief Financial Officer

B-2

Exhibit C

form of BORROWING BASE CERTIFICATE

				Frederick's of Hollywood - Borrowing Base			Date:
Certificate #:

Pursuant to the Credit and Security Agreement dated as of May 31, 2012 as amended from time to time (the "Loan Agreement") between Frederick's of Hollywood Group, Inc. ("Borrower") and Salus Capital Partners, LLC or an affiliate or designee ("Lender"), the undersigned hereby (a) certifies that the signer is authorized to execute this certificate, (b) certifies that the signer has personal knowledge of the facts set forth herein, (c) certifies that the contents of this Borrowing Base Certificate are true, correct and complete (inclusive of all Indebtedness including all Bank Products) and have been computed in a manner consistent with the terms and conditions of the Loan Agreement, and (d) represents and warrants that: (i) there is not in existence any Default or Event of Default, (ii) all representations and warranties contained in the Loan Agreement and other loan documents are true and correct in all material respects as of the date hereof, and (iii) in addition to, and not in limitation of the foregoing: (A) all sales, payroll and withholding taxes payable to date have been paid when due subject to any applicable grace periods, (B) Borrower is in compliance with all material terms of all leases or other agreements pursuant to which it occupies real estate and has not been notified that it is in default of any such leases or agreements, and (C) none of the insurance policies which Borrower is required to maintain under the Loan Agreement are set to expire earlier than ninety (90) days after the date hereof. The Borrower understands and agrees that the Lender will rely upon the representations and warranties set forth herein and upon the truth and accuracy of information contained herein in making any advance or other financial accommodation under the Loan Agreement.
I.	Accounts Receivable
	Third Party Credit Card				balance as of:			$ -
	Available Credit Card A/R (A x advance rate)				advance rate:		95.00%	$ -
(not more than 5 business days old for AmEx, all others 3 business days old - each net of fees)

	TOTAL Accounts Receivable Availability (B)							$ -

II.	Inventory							COST
	Inventory Available for Sale (per Stock Ledger report)				balance as of:			$ -
	Less:	Ineligibles						$ -
	Net Eligible Inventory (D - E)							$ -
	Plus:	Eligible In-transit Inventory (if applicable)						$ -
	Total Eligible Inventory (F + G)			NOLV		LTV		$ -
	Inventory Advance Rate			0.00%	x	95.00%
	TOTAL Inventory Availability (H x I)							$ -

III.	Intellectual Property Assets
IP Appraised Value
	Available IP Assets (K x advance rate)				advance rate:		75.00%	$ -
	Less:	Cash Flow Recapture						-
	TOTAL IP Availability (L - M)							$ -

IV.	Reserves
	Gift Cards < 12 months	50%	x		balance as of:			$ -
	Customer Deposits < 12 months	100%	x		balance as of:			$ -
EAGB Liability
Landlord Lien Reserves (PA, VA, TX, WA stores - 1 month)
	Reserve for Personal Property Tax in TX			per Field Exam dtd:
	Reserve for Texas Sales Tax			per Field Exam dtd:
	Total Reserves							$ -

	TOTAL Borrowing Base Availability for Borrowings (C + J + N - U)							$ -
		Suppressed Availability (V - X)						$ -
	NET Available Borrowing Base (C + J + N - U) - NOT TO EXCEED $24MM							$ -

V.	Availability Calculation
	Beginning Principal Balance				balance as of:
		Advances						$ -
Fees
		Adjustments						$ -
Collections
	Loan Balance Prior to Today's Request							$ -

	NET Availability Prior to Today's Request (X - Y)							$ -

Funding Request
WFB Operating Account # xxxxxx1804

	Today's Total Funding Request							$ -

	Outstanding Revolving Loan Balance (Y + AA)							$ -

Outstanding FILO Loan Balance
		Memo - PIK Interest to date:					Memo - FILO Balance + PIK

VI.	Total Loan Outstandings (BB + CC)							$ -

VII.	Total Availability / (Shortfall) (line X - DD) Min Excess of $1.5MM at all times					Total Avail to Net Avail BB (DD / X)	#DIV/0!	$ -

VIII.	Maximum Total Outstandings per Loan Agreement							$ 24,000,000

	ACH Exposure:	$ -				EAR (DD / A + H + K)		#DIV/0!

	MTD SALES ACT TY:					CURRENT MO SALES PLAN:
	MTD SALES ACT PY:		#DIV/0!

Prepared by:
		Name/Title			Authorized Signature

EXECUTION VERSION

Schedule 1.1

Permitted Holders

Fursa Master Rediscovered Opportunities Fund L.P.

c/o Fursa Alternative Strategies LLC

21 Greene Avenue

Amityville, New York 11701

Fursa Capital Partners LP

c/o Fursa Alternative Strategies

21 Greene Avenue

Amityville, New York 11701

Arsenal Group, LLC (formerly Fursa Master Global Event Driven Fund LP)

21 Greene Avenue

Amityville, New York 11701

Scotia Capital (USA) Inc.

One Liberty Plaza

165 Broadway

New York, NY 10006

Blackfriars Master Vehicle LLC – Series 2

c/o Fursa Alternative Strategies

21 Greene Avenue

Amityville, New York 11701

Tokarz Investments, LLC

287 Bowman Avenue

Purchase, New York 10577

TTG Apparel, LLC

287 Bowman Avenue

Purchase, New York 10577

1

Schedule 4.1(i)

List of Deposit Accounts to be Subject to Control Agreements

See Schedule 7.16

2

Schedule 5.1

Corporate Existence and Power Name; Chief Executive Office; Inventory and Equipment Locations; Identification Numbers

Name/Chief Place of Business	Other Names Under Which Borrower has Conducted Business	Jurisdiction of Incorporation/Formation	Organizational ID	FEIN
FREDERICK’S OF HOLLYWOOD GROUP INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Movie Star, Inc.	New York	None	13-5651322
FOH HOLDINGS, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028		Delaware	2749384	36-4155442
FREDERICK'S OF HOLLYWOOD, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028		Delaware	0580404	95-2666265
FREDERICK’S OF HOLLYWOOD STORES, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028		Nevada	C16109-98	95-4698882
HOLLYWOOD MAIL ORDER, LLC 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028		Nevada	LLC5354-99	95-4755205

3

Count	Name	Store #	Address	City	State	Contains Inventory & Equipment	Contains Books & Records
1	Flagship Hollywood	10	6751 Hollywood Blvd	Hollywood	CA	Yes
2	Lakewood Center	24	12/13 Lakewood Center Mall	Lakewood	CA	Yes
3	Topanga Plaza	25	6600 Topanga Canyon Blvd, SP 2044	Canoga Park	CA	Yes
4	Inland Center Mall	27	500 Inland Center Dr, SP 332	San Bernardino	CA	Yes
5	Crossroads Mall	56	H2042 Crossroads Mall	Oklahoma City	OK	Yes
6	Southridge Mall	58	5300 S. 76th St.	Greendale	WI	Yes
7	Northeast Mall	60	1101 Melbourne Dr, Ste 2256	Hurst	TX	Yes
8	Del Amo Fashion Square	62	3525 Carson St, Sp. #29	Torrance	CA	Yes
9	Irving Mall	65	2409 Irving Mall	Irving	TX	Yes
10	Woodfield Mall	69	Woodfield Mall, Sp.E-111A	Schaumburg	IL	Yes
11	Sunrise Mall	75	5957 Sunrise Mall	Citrus Heights	CA	Yes
12	Town East Mall	77	2154 Town East Mall	Mesquite	TX	Yes
13	Westminster Mall	105	1081 Westminster Mall	Westminster	CA	Yes
14	Southlake Mall	109	2233 Southlake Mall	Merrillville	IN	Yes
15	Metro Center	111	9617 North Metro Parkway West	Phoenix	AZ	Yes
16	St. Clair Square	113	240 St. Clair Square	Fairview Heights	IL	Yes
17	University Square	116	2147 University Square Mall	Tampa	FL	Yes
18	The Plaza at West Covina	119	657 Plaza Dr.	West Covina	CA	Yes
19	Towne East Square	125	7700 E. Kellogg	Wichita	KS	Yes
20	Woodland Hills	132	7021 S. Memorial	Tulsa	OK	Yes
21	Coronado Center	135	6600 Menaul Blvd NE, Sp. B-005	Albuquerque	NM	Yes
22	Vancouver Mall	139	8700 NE Vancouver Mall Dr.	Vancouver	WA	Yes
23	Southlake Mall	140	1227 Southlake Mall	Morrow	GA	Yes
24	Woburn Mall	143	300 Mishawum Rd.	Woburn	MA	Yes
25	Ingram Park	146	6301 North West Loop 410	San Antonio	TX	Yes
26	Pearlridge Shopping Center	160	98-1005 Moanalua Rd, Sp. 109	Aiea	HI	Yes
27	Crossroads	161	6650 S Westnedge Ave. Space 210	Kalamazoo	MI	Yes
28	The Meadows	163	4300 Meadows Ln., Sp.2307	Las Vegas	NV	Yes
29	Chicago Ridge Mall	168	300 Chicago Ridge Mall	Chicago Ridge	IL	Yes
30	Holyoke Mall at Ingleside	169	50 Holyoke St, Box 10212 Space F-379	Holyoke	MA	Yes
31	Lynnhaven Parkway	170	701 Lynnhaven Pkwy, Sp E17	Virginia Beach	VA	Yes
32	Barton Creek Square	171	2901 Capitol of Texas Hwy, Sp A13	Austin	TX	Yes
33	Brea Mall	174	2062 Brea Mall	Brea	CA	Yes
34	Broadway Mall	178	602 Broadway Mall	Hicksville	NY	Yes
35	King of Prussia Plaza	190	160 N. Gulph Rd. Suite 2039	King of Prussia	PA	Yes
36	Crossgates Mall	197	120 Washington Ave., Ext.	Albany	N Y	Yes

4

Count	Name	Store #	Address	City	State	Contains Inventory & Equipment	Contains Books & Records
37	Arden Fair	198	1689 Arden Way, Sp.2192	Sacramento	CA	Yes
38	Montclair Plaza	200	2142 Montclair Plaza Ln. Sp. #2142	Montclair	CA	Yes
39	Parkdale Mall	203	200 Parkdale Mall, Unit H-800	Beaumont	TX	Yes
40	Mall of Victor Valley	211	14400 Bear Valley Rd, Sp.321	Victorville	CA	Yes
41	Governor's Square	212	2801 Guthrie Hwy, Sp 430	Clarksville	TN	Yes
42	Eastridge Shopping Center	213	2200 Eastridge Loop Space 1016	San Jose	CA	Yes
43	Mission Valley	214	1640 Camino Del Rio North, #155	San Diego	CA	Yes
44	Plaza Bonita	215	3030 Plaza Bonita Rd., #2280	National City	CA	Yes
45	Plaza Camino Real	216	2525 El Camino Real, Sp. 246	Carlsbad	CA	Yes
46	Coddingtown Center	225	278 Coddington Center Sp. E-1	Santa Rosa	CA	Yes
47	Melbourne Square	226	1700 W. New Haven Ave, #473	Melbourne	FL	Yes
48	Northridge Fashion Center	227	9301 Tampa Ave, Sp 194	Northridge	CA	Yes
49	Mall at Weberstown	230	4950 Pacific Ave, Sp 235	Stockton	CA	Yes
50	Walden Galleria	231	I-90 & Walden Ave, #G209	Buffalo	NY	Yes
51	Chico Mall	232	1950 E. 20th St, Sp G-711	Chico	CA	Yes
52	Solano Mall	237	1350 Travis Blvd.	Fairfield	CA	Yes
53	Lakeland Square Mall	238	3800 N. Highway 98, Rm 182	Lakeland	FL	Yes
54	Emerald Square Mall	245	999 S. Washington St.	N. Attleborough	MA	Yes
55	Cordova Mall	246	5100 N. 9th Ave, Sp F607	Pensacola	FL	Yes
56	Greendale Mall	247	7 Neponset St., Ste. 264	Worcester	MA	Yes
57	Town Center at Cobb	248	400 Ernest W. Barrett Pkwy, #253	Kennesaw	GA	Yes
58	Stonewood Shopping Center	251	261 Stonewood Str., Sp. B35	Downey	CA	Yes
59	Parkway Plaza	257	815 Parkway Plaza	El Cajon	CA	Yes
60	Antelope Valley Mall	263	1233 West Avenue "P", Sp.323	Palmdale	CA	Yes
61	Parks at Arlington	266	3811 S. Cooper, Sp.1010 Box #150145	Arlington	TX	Yes
62	Marley Station	270	7900 Ritchie Hwy, Sp. B105	Glen Burnie	MD	Yes
63	Northwoods Mall	273	2150 Northwoods Blvd.	N. Charleston	SC	Yes
64	Mid-Rivers Mall	275	2320 Mid Rivers Mall	St. Peters	MO	Yes
65	Stoneridge Mall	280	1204 Stoneridge Mall Rd., Sp. 235	Pleasanton	CA	Yes
66	Lloyd Center	284	947 Lloyd Center, Sp.C-108	Portland	OR	Yes
67	Glendale Galleria	286	1306 Glendale Galleria	Glendale	CA	Yes
68	Galleria at Tyler	288	1220 Galleria @ Tyler, Sp.G2	Riverside	CA	Yes
69	Crystal Mall	293	850 Hartford Turnpike, Sp. P222	Waterford	CT	Yes
70	Mall at Rockingham Park	296	99 Rockingham Park Blvd, Ste. 2321	Salem	NH	Yes
71	Miami International Mall	297	1455 NW 107th Ave, Sp.876A	Miami	FL	Yes
72	Clackamas Town Center	298	2201-12000 SE 82nd Ave, Sp E-213	Portland	OR	Yes
73	Staten Island Mall	300	2655 Richmond Ave, Sp.1140	Staten Island	NY	Yes

5

Count	Name	Store #	Address	City	State	Contains Inventory & Equipment	Contains Books & Records
74	Orlando Fashion Square	301	3201 E. Colonial Dr., Sp.M4	Orlando	FL	Yes
75	Valley Plaza Shopping Center	303	2701 Ming Ave, Sp. 151	Bakersfield	CA	Yes
76	Rosedale Center	304	306 Rosedale Center, Sp.S-24	Roseville	MN	Yes
77	Newport Center	308	30 Mall Dr. W, Sp. B11/B12	Jersey City	NJ	Yes
78	The Fashion Center at Pentagon	310	1100 S. Hayes St, Sp.Y-6	Arlington	VA	Yes
79	Orange Park Mall	312	1910 Wells Rd, Sp. H16	Orange Park	FL	Yes
80	Tucson Mall	317	4500 N. Oracle Rd, Sp.274	Tuscon	AZ	Yes
81	Fairlane Town Center	320	18900 Michigan Ave, Sp.M306	Dearborn	MI	Yes
82	Fairfield Commons	321	2727 Fairfield Commons	Beaver Creek	OH	Yes
83	Hulen Mall	323	4800 S. Hulen Str., Sp. 242	Fort Worth	TX	Yes
84	Northgate Mall	326	9647 Colerain Ave, Sp.48	Cincinnati	OH	Yes
85	Parmatown Mall	329	7795 W. Ridgewood Dr.	Parma	OH	Yes
86	Sunrise Mall	335	1155 Sunrise Mall Space 1025	Massapequa	NY	Yes
87	Lakeline Mall	337	11200 Lakeline Mall Dr., Sp. M17	Cedar Park	TX	Yes
88	The Block	342	20 City Blvd. West Bldg. G4, Ste. 610	Orange	CA	Yes
89	Sun Valley	350	264 Sun Valley Mall, Space D128	Concord	CA	Yes
90	Arizona Mills	351	5000 Arizona Mills Circle Space 224	Temple	AZ	Yes
91	The Boulevard Mall	352	3680 Maryland Parkway Sp., 146	Las Vegas	NV	Yes
92	Discover Mills	357	5900 Sugarloaf Pkwy Sp. 458	Lawrenceville	GA	Yes
93	Ontario Mills	358	One Mills Circle Space #523	Ontario	CA	Yes
94	Katy Mills	362	5000 Katy Circle, Space 161	Katy	Texas	Yes
95	Fashion Show Mall	363	3200 Las Vegas Blvd. Space 2320	Las Vegas	NV	Yes
96	Oakridge Mall	364	925 Blossom Hill Rd. Sp. 1553	San Jose	CA	Yes
97	Westfield Shoppingtown Santa Anita	365	400 South Baldwin Ave Suite #706-L	Arcadia	CA	Yes
98	Irvine Spectrum	366	83 Fortune Dr #235	Irvine	CA	Yes
99	The Shops at La Cantera	367	15900 La Cantera Pkwy., Bldg. 11, Ste . 11095	San Antonio	TX	Yes
100	Memorial City Mall	368	852 Memorial City Way	Houston	TX	Yes
101	Citrus Park	369	8021 Citrus Park Town Center	Tampa	FL	Yes
102	Westfield Brandon	370	355 Brandon Town Center	Brandon	FL	Yes
103	The Shops at Tanforan	371	1150 El Camino Real Suite 101	San Bruno	CA	Yes
104	Westfield Countryside	372	27001 US Highway 19 North, Suite 1063	Clearwater	FL	Yes
105	The Promenade Shops at Dos Lagos	375	2785 Cabot Drive Suite #152	Corona	CA	Yes
106	Coastland Center	377	1900 North Tamiani Trail, Space #J-9	Naples	FL	Yes
107	Miracle Mile	379	3663 Las Vegas Blvd., Space H125A	Las Vegas	NV	Yes
108	Westfield Culver City	380	6000 Sepulveda Blvd. Suite #1430	Culver City	CA	Yes
109	Coral Square	381	9133 W. Atlantic Blvd., Space 9553	Coral Springs	FL	Yes
110	Mandalay Bay	382	3930 Las Vegas Blvd South, Sp #104	Las Vegas	NV	Yes

6

Count	Name	Store #	Address	City	State	Contains Inventory & Equipment	Contains Books & Records
111	Edison Mall	383	4125 Cleveland Ave., Space 1700	Fort Myers	FL	Yes
112	Seminole Town Center	384	200 Towne Center Circle, Space B-3	Sanford	FL	Yes
113	Main Place	385	2800 N. Main Street, Space 610	Santa Ana	CA	Yes
114	Galleria at Roseville	386	1151 Galleria Blvd., Space 257B	Roseville	CA	Yes
115	Fresno Fashion Fair	387	601 East Shaw Ave.	Fresno	CA	Yes
116	Horton Plaza	388	324 Horton Plaza, Space N219	San Diego	CA	Yes
117	Mall of America	390	60 East Broadway, Space N275	Bloomington	MN	Yes

	Great Lakes Crossing (1)	356	4044 Baldwin Road	Auburn Hills	MI	Yes

	Other
	Hollywood office	N/A	6255 Sunset Boulevard, 6th Floor	Hollywood	CA	Yes	Yes
	New York office	N/A	8 West 38th Street, Suite 802	New York	NY		Yes
	Phoenix Operations Center	N/A	5005 S 40th St.	Phoenix	AZ	Yes	Yes

(1)	Lease was terminated on 1/31/12 and store was closed. However, inventory is in storage at that location and monthly storage fees are paid.

7

Schedule 5.2

Subsidiaries; Joint Ventures; Affiliates; Capitalization

Frederick’s of Hollywood Group Inc. (publicly traded parent company – NYSE MKT: FOH)	Incorporated:	New York, April 10, 1935
	Authorized Stock:	200,000,000 Common, $.01 par value
10,000,000 Preferred, $.01 par value, (125,000 designated as Series A Preferred
	Issued Stock (a/o 05/23/12):	38,964,891 Common 50,000 Series A Preferred
	Qualified as Foreign Entity:	PA – (in the process of withdrawing qualification)

Shares reserved for issuance
	Shares issuable upon conversion of Series A Preferred stock	4,761,905
	Shares issuable upon exercise of stock options granted and outstanding	2,673,591
	Shares in the form of stock options and other equity awards available for grant	3,119,045
	Shares issuable upon exercise of outstanding warrants	5,543,670
	Total shares reserved for issuance	16,098,211

FOH Holdings, Inc.	Incorporated:	Delaware, May 9, 1997
	Authorized Stock:	100 Common Shares, $.01 par value
	Issued Stock:	100 Common Shares
	Sole Shareholder:	Frederick’s of Hollywood Group Inc.
	Qualified as Foreign Entity:	None

Frederick’s of Hollywood, Inc.	Incorporated:	Delaware, March 1, 1962
	Authorized Stock:	3,000 Common Shares, $0.01 par value
	Issued Stock:	1,000 Common Shares
	Sole Shareholder:	FOH Holdings, Inc.
	Qualified as Foreign Entity:	CA

Frederick’s of Hollywood Stores, Inc.	Incorporated:	Nevada, July 8, 1998
	Authorized Stock:	1,000 common shares, $0.01 par value
	Issued Stock:	100 common shares
	Sole Shareholder:	Frederick’s of Hollywood, Inc.
	Qualified as Foreign Entity:	AZ, CA, CT, FL, GA, HI, IL, IN, KS, KY, LA, MA, MD, MI, MN, MO, NC, NH, NJ, NM, NY, OH, OK, OR, PA, SC, TN, TX, VA, WA, WI

Hollywood Mail Order, LLC	Formation:	Nevada, July 20, 1999
	Manager:	FOH Holdings, Inc.
	Membership Interest:	Frederick’s of Hollywood, Inc. (100%)
	Qualified as Foreign Entity:	AZ, CA, NH, OR

8

Warrants

•	Series A Warrant, dated March 16, 2010, to purchase an aggregate of 1,162,820 shares of common stock of Frederick’s of Hollywood Group Inc. issued to the purchasers party to the Securities Purchase Agreement, dated as of March 16, 2010, between Frederick’s of Hollywood Group Inc. and each of the purchasers

•	Series B Warrant, dated March 16, 2010, to purchase an aggregate of 1,162,820 shares of common stock of Frederick’s of Hollywood Group Inc. issued to the purchasers party to the Securities Purchase Agreement, dated as of March 16, 2010, between Frederick’s of Hollywood Group Inc. and each of the purchasers

•	Series B Warrant, dated March 16, 2010, to purchase 218,029 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Avalon Securities Ltd.

•	Three year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

•	Five year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

•	Seven year Warrants, dated May 18, 2010, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to Fursa Master Rediscovered Opportunities Fund L.P., Fursa Capital Partners LP, Fursa Master Global Event Driven Fund L.P. and Blackfriars Master Vehicle LLC – Series 2

•	Three year Warrants, dated May 23, 2012, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to TTG Apparel, LLC

•	Five year Warrants, dated May 23, 2012, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to TTG Apparel, LLC

•	Seven year Warrants, dated May 23, 2012, to purchase an aggregate of 500,000 shares of common stock of Frederick’s of Hollywood Group Inc. issued to TTG Apparel, LLC

Stock Options

•	Options to purchase the following number of shares of common stock are currently outstanding under the following equity plans:

Plan Name	Outstanding options to Purchase Shares of common stock
1988 Amended and Restated Non-Qualified Stock Option Plan	632,500
2000 Plan Performance Equity Plan	591,750
2003 Employee Equity Incentive Plan	62,341
2010 Long-Term Incentive Equity Plan	1,387,000

9

Schedule 5.7

Litigation

Michelle Weber, on behalf of herself and all others similarly situated v. Frederick’s of Hollywood, Inc., Case No. CGC-12-517909. On February 2, 2012, a former California store employee filed a purported class action lawsuit in the California Superior Court, County of San Francisco, naming Frederick’s of Hollywood, Inc. (“Frederick’s) as a defendant. The complaint alleges, among other things, violations of the California Labor Code, failure to pay overtime, failure to provide meal and rest periods and termination compensation and violations of California’s Unfair Competition Law. The complaint seeks, among other relief, collective and class certification of the lawsuit (the class being defined as all California retail store hourly employees), unspecified damages, costs and expenses, including attorneys’ fees, and such other relief as the Court might find just and proper. An answer to the Plaintiff’s first amended complaint was filed on April 5, 2012. The case is in the discovery phase.

10

Schedule 5.8(a)

Owned Intellectual Property

Trademarks

FREDERICK’S OF HOLLYWOOD TRADEMARK STATUS REPORT
Mark	SN or Reg. No.	Filed or Issued Date	Exp. Date	Int’l Class	First Use Date	Decl. of Use Due/Filed	Owner	Description of Goods	Status
California
FREDERICK’S	Reg. No. (CA) 4368 Renewal No. 7565	Issued 4/30/1976	4/30/16	35	4/1947 3/1946	N/A	Frederick's of Hollywood	Retail sales of wearing apparel and accessories, toilet preparations, watches, books.	Next renewal due by 4/30/16.
United States
BOUDOIR CAFÉ	SN 85/299,302	Filed 4/19/2011		3	1/1/03 1/1/03		Frederick's of Hollywood	Body butter, body creams; body glitter, body lotions; massage oils; non-medicated lip care preparations.	Application pending. Mark published 2/28/12. Awaiting Notice of Allowance.
CORSETINI	SN 85/029,166	Filed 5/3/2010		3, 25	ITU		Frederick's of Hollywood

3-Bath oil; body cream; body lotion; body oil; body powder; fragrances; perfumes and colognes; shower and bath gel; sun care lotions.

25–Bathing suits; bras; cover-ups; lingerie; panties, shorts and briefs; swimwear.

									Application pending. Notice of Allowance issued; Statement of Use or further Ext. of Time to File SOU due 5/30/12.

11

F (Stylized)	Reg. No. 3,532,435	Issued 11/11/2008	11/11/18	3, 18, 21, 25	3- 11/1/03 11/1/03 18-10/1/04 10/1/04 21-11/1/03 11/2/03 25- 3/1/02 3/1/03	11/12/13 - 11/11/14	Frederick's of Hollywood

3-Bubble bath, body oil, body beads, body glitter; body; bath power, face powder, talcum powder, perfume, cologne, toilet water, essential oils for personal use, hand cream, body cream, face cream, face cleanser.

18-Toiletry cases of imitations leather.

21-Non-metal decorative boxes, namely, soap boxes and ceramic boxes for hair care accessories.

25-Body shapers, body suits, bustiers, camisoles, dresses, foundation garments, garter belts, lingerie, loungewear, negligees, night gowns, night shirts, pajamas, panties, pantyhose, sleepwear, stockings, tap pants, teddies, underpants.

Decl. of Continued Use & Incontestability due between 11/11/13 - 11/11/14.
F (Stylized)	Reg. No. 3,076,474	Issued 4/4/2006	4/4/16	(3), 4, (25), 35	6/2000 6/2000	Filed 4/3/12	Frederick's of Hollywood

(Dropped –Class 3 –Toilet water and body lotion (covered by ‘435 Reg.)

4–Candles.

(Dropped – Class 25 -Clothing, namely, bras, breast enhancers and push-up pads (covered by ‘435 Reg.)

35-Retail store, mail order catalogue services, and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

Decl. of Continued Use & Incontestability filed 4/3/12 for Classes 4 and 35, remaining classes 3 and 25 covered by ‘435 Reg. Rec’d notice of acceptance. Renewal due between 4/5/15 – 4/4/16.

12

FREDERICK’S	Reg. No. 1,055,867	Issued 1/11/1977	1/11/17	3	3/1946	Filed	Frederick's of Hollywood	Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream, and body massage cream.	Next renewal due by 1/11/17.
FREDERICK’S	Reg. No. 1,058,525	Issued 2/8/1977	2/8/17	25	3/1946	Filed	Frederick's of Hollywood

Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and [girls']), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts (men's [and boys']), shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist cinchers.

									Next renewal due by 2/8/17.
FREDERICK’S	Reg. No. 1,052,485	Issued 11/9/1976	11/9/16™	26	3/1946	Filed	Frederick's of Hollywood	Hairpieces and wigs.	Next renewal due by 11/9/16.
FREDERICK’S	Reg. No. 1,051,548	Issued 10/26/1976	10/26/16	42	1946	Filed	Frederick's of Hollywood	Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.	Next renewal due by 10/26/16.

13

FREDERICK’S (Stylized)	Reg. No. 664,746	Issued 7/22/1958	7/22/18	25	1946	Filed	Frederick's of Hollywood	Women's and girls' dresses, brassieres, corsets, girdles, foundation garments, slips, panties, garter belts, slippers, hosiery, nightgowns, pajamas, robes, chemises, men's under shorts, and pajamas.	Next renewal due by 7/22/18.
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Issued 2/4/1992	2/4/22	25	1946	Filed	Frederick's of Hollywood	Gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, corsets, culottes, dresses (women's and girls), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, undershorts, and waist cinchers.	Next renewal due by 2/4/22.
FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 3,405,857	Issued 4/1/2008	4/1/18	3, 4, 14, 18, 28	3- 6/1/05 4- 1/1/05 14-9/1/05 18-7/1/05 28-1/1/05	3/31/13 - 4/1/14	Frederick's of Hollywood

3-Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.

4–Candles.

14-Jewelry, horological and chronometric instruments, namely, watches and clocks.

18-Handbags, wallets, purses, coin purses, tote bags, briefcases, attaché, shoulder bags, and toiletry cases made of leather and imitations of leather, sport bags, luggage.

28-Sporting goods, namely golf balls, tennis balls, baseballs, and toys namely plush, stuffed animals and dolls; playing cards.

									Decl. of Continued Use & Incontestability due between 3/31/13 - 4/1/14.

14

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 2,932,489	Issued 3/15/2005	3/15/15	3, 9, 25, 35	7/1999	Filed	Frederick's of Hollywood

3-Personal care products, namely shower gel, bubble bath, body lotion, body soap, body glitter, body powder, and home fragrance products, namely sachets and room fragrancing sprays.

9-Sunglasses.

25-Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, [footwear,] foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

35-etail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

									Next renewal due by 3/15/15.
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Issued 12/11/1990	12/11/20	42	3/1946	Filed	Frederick's of Hollywood	Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, (pharmaceuticals and exercising equipment and aids).	Next renewal due by 12/11/20.

15

FREDERICKS. COM	Reg. No. 2,403,596	Issued 11/14/2000	11/14/20	35	8/11/95	Filed	Frederick's of Hollywood	Computerized online retail store services featuring clothing, lingerie, undergarments, accessories for men and women, hairpieces and wigs, loungewear, activewear, hosiery, slippers, shoes, boots, swimwear and beachwear.	Next renewal due by 11/14/20.
GET CHEEKY & Design	Reg. No. 3,416,487	Issued 4/29/2008	4/29/18	25	7/2002 7/2002	4/30/13 - 4/29/14	Frederick's of Hollywood	Clothing, namely women's panties, bras, underwear and lingerie.	Decl. of Cont. Use & Incontestability due between 4/30/13 – 4/29/14.
HOLLYWOOD ICON BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,935,638	Issued 3/22/2011	3/22/21	25	8/1/10 8/1/10	3/23/16 – 3/22/17	Frederick's of Hollywood	Lingerie, namely, slips, bras, panties, teddies, gowns, robes and chemises, corsets, dresses, slacks, tops, skirts and shapewear, namely, control shorts, control briefs, control slips and waist cinchers.	Decl. of Cont. Use & Incontestability due between 3/23/16 – 3/22/17.
PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,456,537	Issued 7/1/2008	7/1/18	25	12/1/06 12/1/06	7/2/13 - 7/1/14	Frederick's of Hollywood	Lingerie, lingerie accessories, namely, brassieres, adhesive bras, foundation garments, breast enhancer bras, shorts and panties.	Decl. of Cont. Use & Incontestability due between 7/2/13 – 7/1/14.
REAL SHAPES	Reg. No. 1,585,795	Issued 3/6/1990	3/5/20	25	5/1/89	3/5/10	Frederick's of Hollywood Group Inc.	Panties and coordinating tops, namely, halters, tank tops, unconstructed bra-like tops and teddies	Next renewal due by 3/5/20.
SEDUCTION BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,858,916	Issued 10/12/2010	10/12/20	25	3/1/05 3/1/05	10/13/15 - 10/12/16	Frederick's of Hollywood	Lingerie, bras, bustiers, garter belts, garters, thongs, underwear.	Decl. of Cont. Use & Incontestability due between 10/13/15 - 10/12/16.
THE HOLLYWOOD EXXTREME CLEAVAGE & Design	Reg. No. 3,164,722	Issued 10/31/2006	10/31/16	25	9/2003 9/2003	11/1/11 / 10/31/12	Frederick's of Hollywood	Clothing, namely bras.	Decl. of Cont. Use & Incontestability due by 10/31/12.
THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Issued 10/17/2006	10/17/16	35	6/2003 6/2003	10/18/11 - 10/17/12	Frederick's of Hollywood

Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

									Decl. of Continued Use & Incontestability due by 10/17/12.

16

International
AUSTRALIA
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 1111916	Issued 5/5/2006	5/5/16	25, 35	N/A	N/A	Frederick's of Hollywood

25–Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

35-Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

								Renewal due by 5/5/16.
BAHRAIN
	App. No. 85722 Reg. No. 85722	Filed 3/28/2011		25		N/A	Frederick's of Hollywood

Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.

								Application pending. Application approved, registration numbers issued – registration certificates to issue in 3-5 months, after opposition period.

17

	App. No. 85723 Reg. No. 85723	Filed 3/28/2011		35	N/A	Frederick's of Hollywood

Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.

							Application pending. Application approved, registration numbers issued – registration certificates to issue in 3-5 months, after opposition period.
CANADA
FREDERICK’S	Reg. No. 259,265	Issued 5/29/1981	5/29/26	N/A	N/A	Frederick's of Hollywood

Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, pantyhose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant-sets, pantsuits, pantyhose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Hairpieces and wigs.
- Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream and body massage cream.
SERVICES: Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.

							Next renewal due by 5/29/26.

18

FREDERICK’S OF HOLLYWOOD	Reg. No. 425,958	Issued 4/15/1994	4/15/24	N/A	N/A	Frederick's of Hollywood

Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and girls), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
- Gowns, lingerie, blouses, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, dresses (women's and girls), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
SERVICES: Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.
- Retail store and mail order services in the fields of clothing.

							Next renewal due by 4/15/24.
CHINA
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 5342299	Issued 3/7/2010	3/6/20	35	N/A	Frederick's of Hollywood

Mail order catalogue and computerized on-line retail store services and advertising in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

							Renewal due by 3/6/20.

19

FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342300	5/11/2006		25		N/A	Frederick's of Hollywood	Clothing.

Office Action received. Application not allowed. Trademark Agent recommends re-filing of application to get another review, at this time can add classes 3 (fragrance) and 14 (jewelry), as well as swimwear to new application.

EUROPEAN UNION
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 005058979	Reg. Date 4/17/2007	5/4/16	3, 25, 35	N/A	N/A	Frederick's of Hollywood

3-Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.

25–Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

35-Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

									Renewal due by 5/4/16.

20

FRANCE
FREDERICK’S	Reg. No. 1490760	Issued 9/27/1968	9/30/18	25		N/A	Frederick's of Hollywood	Clothing.	Next renewal due by 9/30/18.
KOREA
FOH	App. No. 45-2010-0002133 Reg. No. 45-0037611	Filed 5/20/2010 Reg. Date 12/23/2011	12/23/21	3, 25, 35	N/A	N/A	Frederick's of Hollywood

3–Perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions; fragrances for personal use [Perfume].

25–Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, stockings, pantyhose, body stockings, garters and garter belts.

35–Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.

									Renewal due by 12/23/21. Non-use for 3 consecutive years leaves registration subject to cancellation by 3rd party.
FREDERICK’S OF HOLLYWOOD Logo	App. No. 40-2011-0016703 Reg. No. 40-0879711	Filed 3/31/2011 Reg. Date 9/8/2011	9/8/21	3	N/A	N/A	Frederick's of Hollywood	3–Fragrances; perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions.	Renewal due by 9/8/21. Non-use for 3 consecutive years leaves registration subject to cancellation by 3rd party.
FREDERICK’S OF HOLLYWOOD Logo	App. No. 45-2010-0002484 Reg. No. 45-0038470	Filed 6/14/2010 Reg. Date 2/16/2012	2/16/22	25, 35	N/A	N/A	Frederick's of Hollywood

25–Shoes, footwear, flats, heels, platforms, slippers, boots.

35–Catalog, services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear; retail store services and wholesale, and online sales services featuring slippers, shoes, boots, distribution of related advertising services.

Renewal due by 2/16/22.

Products reduced due to conflicting registrations (cancellation actions pending).

(Application originally was for classes 3, 25 & 35 – class 3 was divided out.)

Non-use for 3 consecutive years leaves registration subject to cancellation by 3rd party.

KUWAIT
	App. No. 119023	Filed 3/13/2011		25		N/A	Frederick's of Hollywood	Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.	Application pending. Notified by the Registrar that application would be accepted provided applicant agrees not to use any part of the mark separately. Foreign counsel filed compliance with such requirement on or about 2/15/12 and will pay publication and registration fees.

21

App. No. 119024	Filed 3/13/2011	35	N/A	Frederick's of Hollywood	Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.	Application pending. Notified by the Registrar that application would be accepted provided applicant agrees not to use any part of the mark separately. Foreign counsel filed compliance with such requirement on or about 2/15/12 and will pay publication and registration fees.
OMAN
App. No. 67442	Filed 3/14/2011	25	N/A	Frederick's of Hollywood

Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.

						Application pending. Rec’d notice - mark to publish on 11/19/11, if no opposition filed within 3 months of publication, mark will issue. No notice of opposition received to date. Registration should issue in next few months.
App. No. 67443	Filed 3/15/2011	35	N/A	Frederick's of Hollywood

Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.

						Application pending. Rec’d notice - mark to publish on 11/19/11, if no opposition filed within 3 months of publication, mark will issue. No notice of opposition received to date. Registration should issue in next few months.
QATAR
App. No. 67106	Filed 3/14/2011	25	N/A	Frederick's of Hollywood

Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.

						Application pending. Foreign trademark counsel advises, as of 3-19-12, that examination will be completed in 4-5 months due to trademark office backlog.

22

App. No. 67107	Filed 3/14/2011		35	N/A	Frederick's of Hollywood

Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.

							Application pending. Foreign trademark counsel advises, as of 3-19-12, that examination will be completed in 4-5 months due to trademark office backlog.
SAUDI ARABIA
Reg. No. 1188/45	Reg. Date 8/28/2010	5/2/19	25	N/A	Frederick's of Hollywood	Clothing, footwear, headgear.	Renewal due by 5/2/19.
Reg. No. 1188/46	Reg. Date 8/28/2010	5/2/19	35	N/A	Frederick's of Hollywood

Advertising: business management; business administration office functions; the bringing together, for the benefit of others, of a variety of goods, enabling customers to conveniently view and purchase those goods in a store, and from a general merchandise catalogue by mail order or by means of telecommunications; provision of information to customers, and advice and assistance in the selection of goods brought together as above.

							Renewal due by 5/2/19.

23

TAIWAN
FREDERICK’S OF HOLLYWOOD	Reg. No. 533294	Issued 9/1/1991	8/31/21		N/A	Frederick's of Hollywood	Panty hose.	Renewed 2011. Next renewal due 8/31/21.
FREDERICK’S OF HOLLYWOOD	Reg. No. 536453	Issued 10/1/1991	9/30/21		N/A	Frederick's of Hollywood	Shirts, swim suits, and underwear.	Renewed 2011. Next renewal due 9/30/21.
UNITED ARAB EMIRATES
	App. No. 154866	Filed 3/24/2011		25	N/A	Frederick's of Hollywood	Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.	Application pending. Rec’d notice on 2/21/12 - mark has been approved to publish.

24

App. No. 154867	Filed 3/24/2011		35	N/A	Frederick's of Hollywood

Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.

						Application pending. Rec’d notice on 2/21/12 - mark has been approved to publish.
YEMEN
App. No. 55015 Reg. No. 42996	Filed 3/14/2011 Reg. Date 3/18/2012	3/14/21	25	N/A	Frederick's of Hollywood

Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.

						Registration issued. Renewal due 3/14/21.
App. No. 55016 Reg. No. 42997	Filed 3/14/2011 Reg. Date 3/18/2012	3/14/21	35	N/A	Frederick's of Hollywood

Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.

						Registration issued. Renewal due 3/14/21.

25

Copyrights

1.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	March 26, 1991
	REGISTRATION NUMBER:	TX-3-055-731
	CREATED:	1991
	PUBLICATION DATE:	February 25, 1991
	NEW MATTER:	New textual and pictorial material and compilation of previous publication material.
	NOTES:	Catalog
	PREVIOUS REGISTRATION:	Prev. reg.

2.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	May 29, 1987
	REGISTRATION NUMBER:	TX-2-083-789
	PUBLICATION DATE:	December 1, 1986
	NEW MATTER:	compilation and additions
	REGISTRATION DEPOSIT:	61 p.

3.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 20, 1991
	REGISTRATION NUMBER:	TX-3-068-104
	ISSUE:	Vol. 59, Issue No. 334
	PUBLICATION DATE:	June 6, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242.
	MISCELLANEOUS:	Issue ti.: Summer fashion sale.

4.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 15, 1991
	REGISTRATION NUMBER:	TX-3-083-055
	ISSUE:	Vol. No. 73, issue no. 362
	PUBLICATION DATE:	March 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood.
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242.

5.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 27, 1992
	REGISTRATION NUMBER:	TX-3-229-421
	ISSUE:	Vol. 76, issue no. 369
	PUBLICATION DATE:	November 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

26

6.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24, 1992
	REGISTRATION NUMBER:	TX-3-353-063
	ISSUE:	Vol. 79, issue no. 373
	PUBLICATION DATE:	March 30, 1992
	NEW MATTER:	additions and compilation.
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

7.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 14, 1992
	REGISTRATION NUMBER:	TX-3-445-761
	ISSUE:	Vol. 81, issue no. 378
	PUBLICATION DATE:	August 10, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

8.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	February 9, 1993
	REGISTRATION NUMBER:	TX-3-468-373
	ISSUE:	Vol. 81, issue no. 379
	PUBLICATION DATE:	September 14, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

9.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 11, 1993
	REGISTRATION NUMBER:	TX-3-458-894
	ISSUE:	Vol. 82, no. 380
	PUBLICATION DATE:	October 29; 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An. Intimate Experience Description based on: Vol. 34, issue no. 242

10.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 22, 1993
	REGISTRATION NUMBER:	TX-3-504-897
	ISSUE:	Vol. 83, no. 381
	PUBLICATION DATE:	February 25, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162.0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

27

11.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 23, 1993
	REGISTRATION NUMBER:	TX-3-589-965
	ISSUE:	Vol. 84; issue no. 383
	PUBLICATION DATE:	April 5, 1993
	NEW MATTER:	additions and compilation
	PUBLICATION DATE:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

12.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 8, 1993
	REGISTRATION NUMBER:	TX-M40-936
	ISSUE:	Vol. 84, issue no. 384
	PUBLICATION DATE:	May 10, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

13.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-818
	PUBLICATION DATE:	November 27, 1989
	NOTES:	Catalog

28

14.	CLASS:	TX (Textual Works).
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-819
	CREATED:	1989
	PUBLICATION DATE:	June 4, 1990
	NOTES:	Catalog

15.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-820
	PUBLICATION DATE:	July 9, 1990
	NOTES:	Catalog

16.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	December 17, 1990
	REGISTRATION NUMBER:	TX-2-973-520
	PUBLICATION DATE:	November 26, 1990
	NEW MATTER:	additions and compilation
	NOTES:	Catalog

17.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 1, 1987
	REGISTRATION NUMBER:	TX-2-095-037
	ISSUE:	Vol. 51, issue no. 317
	PUBLICATION DATE:	August 11, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Spectacular! 40th anniversary of beauty and fashion

29

18.	APPLICATION TITLE:	Summer fashion sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-277-414
	ISSUE:	Vol. no. 54, issue no. 325
	PUBLICATION DATE:	July 13, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7500

19.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-282-497
	ISSUE:	Vol. no. 55, issue no. 326
	PUBLICATION DATE:	August 10, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7600. Issue ti.: Frederick’s of Hollywood, an Intimate Experience.

20.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 18, 1988
	REGISTRATION NUMBER:	TX-2-374-563
	ISSUE:	Vol. no. 51, issue no. 318
	PUBLICATION DATE:	September 15;1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6700. Issue ti.: Christmas magic.

21.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 9, 1988
	REGISTRATION NUMBER:	TX-2-364-387
	ISSUE:	Vol. no. 51, issue no. 319
	PUBLICATION DATE:	October 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6800. Issue ti.: Christmas as special as you!

30

22.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-525-172
	ISSUE:	Vol. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 8800. Issue ti.: Happy holidays!

23.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-675-429, TX-2-533-225
	ISSUE:	Vol. 61, issue no. 339
	PUBLICATION DATE:	November 28, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 9100. Issue ti.: Sale.

24.	APPLICATION TITLE:	Happy Holidays!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 31, 1989
	REGISTRATION NUMBER:	TX-2-675-597
	ISSUE:	Vol. no. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

31

25.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 22, 1988
	REGISTRATION NUMBER:	TX-2-759-322
	ISSUE:	Vol. 60, no. 337
	PUBLICATION DATE:	September 12, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

26.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 18, 1989
	REGISTRATION NUMBER:	TX-2-727-721
	ISSUE:	Vol. 62, no. 340
	PUBLICATION DATE:	January 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242
	MISCELLANEOUS:	(C. O. corres.)

27.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-883-506
	ISSUE:	Vol. 65, no. 348
	PUBLICATION DATE:	October 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242

28.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 11, 1978
	REGISTRATION NUMBER:	TX-48-091
	ISSUE:	Vol. 32, issue no. 217
	PUBLICATION DATE:	December 5, 1977
	IN NOTICE YEAR:	1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32; issue no. 217, December 5, 1977
	MISCELLANEOUS:	Issue ti.: Save.

32

29.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24,1978
	REGISTRATION NUMBER:	TX-72-624
	ISSUE:	Vol. 32, no. 218
	PUBLICATION DATE:	January 20, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: The Label makes the difference.

30.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-205-088
	ISSUE:	Vol. 32, issue no. 226
	PUBLICATION DATE:	September 15, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Be wildly romantic!!!

31.	APPLICATION TITLE:	Frederick’s on sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1979
	REGISTRATION NUMBER:	TX-203-347
	ISSUE:	Vol. 33, no. 228
	PUBLICATION DATE:	December 5, 1978
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

32.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 8, 1979
	REGISTRATION NUMBER:	TX-204-564
	ISSUE:	Vol. 33, no. 229
	PUBLICATION DATE:	January 18, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

33

33.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 1, 1979
	REGISTRATION NUMBER:	TX-356-662
	ISSUE:	Vol. 33, no. 233
	PUBLICATION DATE:	June 6, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Better buy now! Save now, save now

34.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 29, 1979
	REGISTRATION NUMBER:	TX-354-315
	ISSUE:	Vol. 33, issue no. 235
	PUBLICATION DATE:	August 1, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: How to get your man and keep him!

35.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 15, 1983
	REGISTRATION NUMBER:	TX-1-152-466
	ISSUE:	Vol. 36, issue no. 266
	PUBLICATION DATE:	additions and compilations
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale, sale, sale, buy now!: It’s worth every thrill.

36.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 29, 1983
	REGISTRATION NUMBER:	TX-1-237-999
	ISSUE:	Vol. 40, issue no. 279
	PUBLICATION DATE:	September 15, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Fall fantasies for you and your lover. (C. O. corres.)

34

37.	APPLICATION TITLE:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 2, 1984
	REGISTRATION NUMBER:	TX-1-380-803
	ISSUE:	Vol. 38, issue no. 276
	PUBLICATION DATE:	June 10, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sultry summer savings!

38.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-706-524
	ISSUE:	Vol. 38, issue no. 291
	PUBLICATION DATE:	September 17, 1984
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: The Glamour of Hollywood holidays is yours! : catalog no. 4601.

39.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-733-066
	ISSUE:	Vol. 40, issue no. 298
	PUBLICATION DATE:	January 18, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sizzling sexy.

40.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-713-998
	ISSUE:	Vol. 42, issue no. 301
	PUBLICATION DATE:	June 10, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale-a-brate : catalog no. 5401.

35

41.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30, 1986
	REGISTRATION NUMBER:	TX-1-846-894
	ISSUE:	Vol. 47, no. 310
	PUBLICATION DATE:	December 9, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

42.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30;1986
	REGISTRATION NUMBER:	TX-1-838-969
	ISSUE:	Vol. 48, issue no. 311
	PUBLICATION DATE:	January 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242 Issue ti.: The Best kept secrets of sex appeal.

43.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-485-679
	ISSUE:	Vol. 32, issue no. 224
	PUBLICATION DATE:	August 1, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Action! Take, love! thrills! ecstasy! (C.O. corres.)

36

44.	APPLICATION TITLE:	Break out .. . the news . now!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 5, 1979
	REGISTRATION NUMBER:	TX-396-541
	ISSUE:	Vol. 33, issue no. 231
	ISSUE DATE:	July 10, 1979
	PUBLICATION DATE:	April 11, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	(C.O. corres.)

45.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 30;1979
	REGISTRATION NUMBER:	TX-419-642
	ISSUE:	Vol. 33, issue no. 237
	PUBLICATION DATE:	September 21, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Frederick’s special report, how to do it for the holidays. (C.O. corres.)

46.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 16, 1980
	REGISTRATION NUMBER:	TX-509-248
	ISSUE:	Vol. 34, issue no. 239
	PUBLICATION DATE:	December 5, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Better buy now! : Sale, more for less.

47.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 18, 1980
	REGISTRATION NUMBER:	TX-511-877
	ISSUE:	Vol. 34, issue no. 240
	PUBLICATION DATE:	January 21, 1980
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Summer love : how to get it by spring.

37

48.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 29, 1980
	REGISTRATION NUMBER:	TX-646-970
	ISSUE:	Vol. 34, issue no. 248
	PUBLICATION DATE:	September 23, 1980
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Follow me, surrender to Frederick’s.

49.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 5, 1981
	REGISTRATION NUMBER:	TX-641-660
	ISSUE:	Vol. 35, issue no. 251
	PUBLICATION DATE:	January 23, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: I’ve got my man! You deserve yours!

50.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 8, 1981
	REGISTRATION NUMBER:	TX-707-738
	ISSUE:	Vol. 35, issue no. 253
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Show off now!

51.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 22, 1981
	REGISTRATION NUMBER:	TX-852-256
	ISSUE:	Vol. 35, issue no. 255
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

52.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-895-688
	ISSUE:	Vol. 35, issue no. 257
	PUBLICATION DATE:	August 1, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Just imagine, a new sexier you! (C.O. corres.)

38

53.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-872-313
	ISSUE:	Vol. 35, issue no. 259
	PUBLICATION DATE:	September 15, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Don’t miss it.

54.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Crédit Agricole Indosuez
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1990
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

55.	APPLICATION TIME:	Intimate details by Frederick’s of Hollywood.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 24, 1990
	ISSUE:	Vol. 1, issue no. 1
	PUBLICATION DATE:	September 19, 1990
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	NOTES:	Frequency unknown.
56.	OWNER:	Private Moments, Inc.
	APPLICATION AUTHOR:	New textual and pictorial material; Private Moments, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	September 23, 1982
	REGISTRATION NUMBER:	TX-1-085-885
	PUBLICATION DATE:	September 17, 1982
	NEW MATTER:	“new textual and pictorial material.”
	REGISTRATION DEPOSIT:	23 p.
	IMPRINT:	Los Angeles: Private Moments, c1982.
	MISCELLANEOUS:	C.O. corres.

39

57.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	June 1, 1987
	PUBLICATION DATE:	February 23, 1987
	NEW MATTER:	additions and compilation
58.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1987
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

Domain Names

Domain Name	Expires
BRAPOWER.COM	3/4/2013
CORSETINI.COM	2/18/2013
DOLLICIOUSBYFREDERICKS.COM	2/18/2013
FOH-INC.COM	2/18/2013
FOHBELTS.COM	2/18/2013
FOHCOSMETICS.COM	2/18/2013
FOHCOSTUMES.COM	2/18/2013
FOHFRAGRANCE.COM	2/18/2013
FOHGROUP.COM	2/18/2013
FOHGROUP.NET	2/18/2013
FOHINC.BIZ	5/16/2012
FOHINC.COM	2/18/2013
FOHINC.INFO	5/17/2012
FOHINC.MOBI	5/17/2012
FOHINC.NET	2/18/2013
FOHINC.ORG	5/17/2012
FOHINC.US	5/16/2012
FOHJEWELRY.COM	2/18/2013
FOHSCARVES.COM	2/18/2013
FOHSHOES.COM	2/18/2013
FOHTOPS.COM	2/18/2013
FREDERICKOFHOLLYWOODLINGERIE.COM	2/18/2013
FREDERICKS.COM	2/18/2013
FREDERICKS.XXX	12/10/2012
FREDERICKSBELTS.COM	2/18/2013
FREDERICKSBRIDAL.COM	2/18/2013
FREDERICKSCLEARANCE.COM	2/18/2013
FREDERICKSCLEARENCE.COM	2/18/2013
FREDERICKSCOSMETICS.COM	2/18/2013
FREDERICKSCOSTUMES.COM	2/18/2013
FREDERICKSFRAGRANCE.COM	2/18/2013
FREDERICKSGROUP.COM	2/18/2013
FREDERICKSGROUP.NET	2/18/2013
FREDERICKSHOLLYWOOD.COM	2/18/2013
FREDERICKSOFHOLLYWOOD.BIZ	9/14/2012
FREDERICKSOFHOLLYWOOD.NET	2/18/2013
FREDERICKSOFHOLLYWOOD.ORG	12/6/2012
FREDERICKSOFHOLLYWOOD.WS	9/15/2012
FREDERICKSOFHOLLYWOOD.XXX	12/10/2012
FREDERICKSOFHOLLYWOODBELTS.COM	2/18/2013

40

Domain Name	Expires
FREDERICKSOFHOLLYWOODCOSMETICS.COM	2/18/2013
FREDERICKSOFHOLLYWOODFRAGRANCE.COM	2/18/2013
FREDERICKSOFHOLLYWOODJEWELRY.COM	2/18/2013
FREDERICKSOFHOLLYWOODLING.COM	2/18/2013
FREDERICKSOFHOLLYWOODLING.NET	2/18/2013
FREDERICKSOFHOLLYWOODLING.ORG	9/15/2012
FREDERICKSOFHOLLYWOODLINGERIE.COM	2/18/2013
FREDERICKSOFHOLLYWOODSCARVES.COM	2/18/2013
FREDERICKSOFHOLLYWOODSHOES.COM	2/18/2013
FREDERICKSOFHOLLYWOODSWIM.COM	2/18/2013
FREDERICKSOFHOLLYWOODTOPS.COM	2/18/2013
FREDERICKSSALE.COM	2/18/2013
FREDERICKSSCARVES.COM	2/18/2013
FREDERICKSSWIM.COM	2/18/2013
FREDERICKSTOPS.COM	2/18/2013
FREDRICKHOLLYWOOD.COM	2/18/2013
FREDRICKOFHOLYWOOD.COM	2/18/2013
FREDRICKS-OF-HOLLYWOOD.COM	2/18/2013
FREDRICKS-OF-HOLLYWOOD.NET	2/18/2013
FREDRICKS-OF-HOLLYWOOD.ORG	10/1/2012
FREDRICKS.XXX	12/10/2012
FREDRICKSCLOTHING.COM	2/18/2013
FREDRICKSDESIGN.COM	2/18/2013
FREDRICKSINHOLLYWOOD.COM	2/18/2013
FREDRICKSLINGERIE.COM	2/18/2013
FREDRICKSOFHOLLYWOOD.BIZ	9/30/2012
FREDRICKSOFHOLLYWOOD.COM	2/18/2013
FREDRICKSOFHOLLYWOOD.NET	2/18/2013
FREDRICKSOFHOLLYWOOD.ORG	10/1/2012
FREDRICKSOFHOLLYWOOD.XXX	12/10/2012
FREDRICKSOFHOLLYWOODLINGE.BIZ	9/14/2012
FREDRICKSOFHOLLYWOODLINGE.COM	2/18/2013
FREDRICKSOFHOLLYWOODLINGE.NET	2/18/2013
FREDRICKSOFHOLLYWOODLINGE.ORG	9/15/2012
FREDRICKSOFHOLLYWOODLINGERIE.COM	2/18/2013
FREDRICKSOFHOLYWOOD.COM	2/18/2013
GETCHEEKY.COM	3/1/2013
HOLLYWOODLORISE.COM	4/9/2013
HOLLYWOODLOWRISE.COM	4/9/2013
HOLLYWOODNAUGHTYKNICKERS.COM	2/18/2013
HOLLYWOODNAUGHTYKNICKERS.NET	2/18/2013
HOLLYWOODNAUGHTYKNICKERS.ORG	9/15/2012

41

Domain Name	Expires
HOLLYWOODTRIPLEFEATURE.COM	2/18/2013
HOLLYWOODTRIPLEFEATURE.NET	2/18/2013
HOLLYWOODTRIPLETHREAT.COM	3/27/2013
MYSEXYWEDDING.COM	2/18/2013
OHYESIDO.COM	2/18/2013
ORIGINALSEXSYMBOL.COM	2/18/2013
ORIGINALSEXSYMBOL.INFO	9/15/2012
ORIGINALSEXSYMBOL.NET	2/18/2013
ORIGINALSEXSYMBOL.ORG	9/15/2012
SEDUCTIONBYFREDERICKS.COM	2/18/2013
SEDUCTIONBYFREDERICKS.NET	2/18/2013
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.COM	2/18/2013
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.NET	2/18/2013
SUPERSTARSALE.COM	2/18/2013
THEORIGINALSEXSYMBOL.COM	2/18/2013
TRIPLEFEATUREBRA.COM	2/18/2013
TRIPLEFEATUREBRA.NET	2/18/2013
VOWTOBESEXY.COM	2/18/2013
WWWFREDERICKS.COM	2/18/2013
WWWFREDRICKS.COM	2/18/2013

42

(i)	See Schedule 7.2 for Liens to which Owned Intellectual Property is subject.

(ii)	License Agreements of Owned Intellectual Property

1.	License Agreement, dated as of June 3, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Silver Moon Creations, Inc., as Licensee

2.	License Agreement, dated as of June 17, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Pacific Group NY, LLC – Mystery House Costumes, as Licensee

3.	License Agreement, dated as of July 6, 2010, by and between Frederick’s of Hollywood, Inc., as Licensor, and Roffe Accessories, Inc., as Licensee

4.	License Agreement, dated as of October 26, 2010, by and between Frederick’s of Hollywood, Inc. as Licensor, and Lady Sandra Home Fashions Inc., as Licensee *

5.	Master Development Agreement, dated as of March 3, 2011, by and between Frederick’s of Hollywood Inc., as Licensor, and Safeer Establishment, as subsidiary of Emirates Associated Business Group, as Licensee

__________________

*	The Licensee is currently in default under the License Agreement. Frederick’s of Hollywood, Inc. intends to terminate the License Agreement and take legal action against the Licensee as necessary to enforce its rights under the License Agreement.

43

Schedule 5.8(b)

Intellectual Property Rights Licensed from Others

1.	End user Software License and Maintenance Agreement, dated February 24, 2005, between ANTUSA, Inc. and Fredrick’s of Hollywood, Inc.

2.	Software License Agreement, dated as of March 10, 1986, as amended, between Island Pacific, Inc. and Frederick’s of Hollywood, Inc., amended July 23, 2006

3.	Software Product License Agreement, dated as of September 23, 2003, as amended, between Island Pacific, Inc. and Frederick’s of Hollywood, Inc.

4.	Software License Agreement, dated as of May 31, 1988, between Micros Retail, Inc. (formerly Commercialware, Inc.) and Frederick’s of Hollywood, Inc.

5.	Software License/Hardware Purchase Agreement (Tradewinds POS), dated June 23, 1999, between Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

6.	Licensed Program Maintenance Agreement (Tradewinds POS), dated June 23, 1999, as amended, between Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

7.	Master Subscription Agreement, dated as of June 17, 2008, between Demandware, Inc. and Frederick’s of Hollywood, Inc., as amended by Amendment No.1 dated September 1, 2010 and Amendment No. 2 dated April 1, 2011 between Demandware, Inc. and Frederick’s of Hollywood, Inc.

8.	Allocation 1 License Agreement, dated November 10, 2004, between Lauzau Associates and Frederick’s of Hollywood

9.	Master Software License and Service Agreement, dated March 10, 2010, between Nubridges, Inc. and Frederick’s of Hollywood, Inc.

10.	Maintenance Agreement, dated June 14, 2004, between Direct Tech, Inc. and Frederick’s of Hollywood, Inc., as amended by Addendum One, dated August 1, 2009 and Addendum Two, dated September 13, 2011

11.	Software License and Services Agreement, dated June 30, 2004 between Egain Communications Corporation and Frederick’s of Hollywood

12.	Purchase Authorization Software Service Agreement, dated December 2, 2010, between Adobe Systems Incorporated and Frederick’s of Hollywood, Inc.

13.	Master Services Agreement (ClearEdge and ChannelView Applications), dated as of December 23, 2005, between DoubleClick Inc., including its Abacus and Data Management Solutions Divisions (now a division of Epsilon Targeting), and Frederick’s of Hollywood, Inc., as amended by Amendment No.1 dated March 5, 2009 between Epsilon Data Management, LLC and Frederick’s of Hollywood

44

Schedule 5.8(d)

Infringement

None

45

Schedule 5.11

Defaults

Notice to Frederick’s of Hollywood, Inc. of Pending Draw of Letter of Credit, dated May 24, 2012, from USA Sunset Media Management, LLC, as authorized agent for the tenant-in-common owners (“Agent”) under that certain Lease Agreement dated August 19, 2004, as amended (“Lease”), with respect to the premises located at 6255 Sunset Blvd, Suites 600/702 and 718/724, Hollywood, CA. The Notice states that Frederick’s nonpayment of past due rent is an Event of Default under the Lease, and, accordingly, the Agent, on behalf of the Landlord, is entitled to (i) collect late fees and default interest and (ii) on or before the close of business on May 31, 2012, to draw upon a letter of credit in an amount equal to past due rent, late fees and default interest charges in the aggregate amount of $176,234.06.

46

Schedule 5.13

Labor Matters

(b) Frederick’s has been named in a class action law suit for alleged labor violations see Schedule 5.7

(d) Group is a party to the following consulting, employment, restricted stock, stock option and equity related agreements:

Consulting Agreements

1.	Independent Contractor, Consultant and/or Freelance Agreement, dated as of December 20, 2011, by and between Frederick’s of Hollywood, Inc., and Garrett Larson

Employment Agreements

2.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of June 29, 2010

3.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Donald Jones, dated as of September 8, 2011 and amendment thereto, dated as of February 9, 2012

4.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated as of June 1, 2010

5.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated as of June 24, 2010.

6.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Saul Pomerantz, dated as of December 18, 2009. We are currently paying severance under this agreement.

7.	Transitional Services, Separation Agreement and General Release, by and between Frederick’s of Hollywood Group Inc. and Linda LoRe, dated as of August 19, 2011

Restricted Stock Agreements

8.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of June 29, 2010

9.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 12, 2011

10.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 11, 2012

11.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Donald Jones, dated as of September 8, 2011

12.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Donald Jones, dated as of January 12, 2012

13.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated as of June 1, 2010

14.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated as of January 12, 2011

47

15.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated as of January 11, 2012

16.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated as of June 24, 2010

17.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated as of January 12, 2011

18.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated as of January 11, 2012

19.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Dan Klink, dated as of January 12, 2011

20.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Dan Klink, dated as of January 11, 2012

21.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Michaelee Stack, dated as of January 12, 2011

22.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Michaelee Stack, dated as of January 11, 2012

23.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Wanda Anesh, dated as of January 12, 2011

24.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and John Eisel, dated January 12, 2011

25.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and John Eisel, dated January 11, 2012

26.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and William Harley, dated January 12, 2011

27.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and William Harley, dated January 11, 2012

28.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC, dated January 12, 2011

29.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC, dated January 11, 2012

30.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Sagebrush Group Inc., dated January 12, 2011

31.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Sagebrush Group Inc., dated January 11, 2012

Stock Option Agreements

32.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 29, 2009

33	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of June 29, 2010

48

34.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 12, 2011

35.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 11, 2012

36.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Donald Jones, dated as of September 8, 2011

37.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Donald Jones, dated as of January 11, 2012

38.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated December 10, 2004

39.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende dated October 13, 2006

40.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated January 28, 2008

41.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende, dated June 1, 2010

42.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende dated as of January 12, 2011

43.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas Rende dated as of January 11, 2012

44.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated June 2, 2008

45.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated June 24, 2010

46.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated January 12, 2011

47.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Marci Frankenthaler, dated January 11, 2012

48.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and John Eisel, dated December 6, 2004

49.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Michael Salberg, dated December 6, 2004

50.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Joel Simon, dated December 6, 2004

51.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Peter Cole, dated January 28, 2008

52.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Tina Kelly, dated October 13, 2006.

49

53.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Albin Zila, dated October 13, 2006.

54.	Stock Option Agreement between Fredrick’s of Hollywood Group Inc. and Albin Zila, dated March 10, 2008

55.	Stock Option Agreement between Fredrick’s of Hollywood Group Inc. and Richard Morin, dated September 24, 2008

56.	Stock Option Agreement between Fredrick’s of Hollywood Group Inc. and Tracy Ryhan, dated September 24, 2008

57.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Milton J. Walters, dated December 8, 2006

58.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Saul Pomerantz, dated January 28, 2008

59.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Dan Klink, dated July 1, 2010

60.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Dan Klink, dated January 12, 2011

61.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Dan Klink, dated January 11, 2012

62.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Michaelee Stack, dated January 12, 2011

63.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Michaelee Stack, dated January 11, 2012

64.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Marianne Johns, dated April 30, 2007

65.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Wanda Anesh, dated April 30, 2007

66.	Stock Option Agreement between Fredrick’s of Hollywood Group Inc. and Wanda Anesh, dated October 15, 2007

67.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Wanda Anesh, dated January 12, 2011

68.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and John Eisel, dated January 12, 2011

69.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and John Eisel, dated January 11, 2012

70.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and William Harley, dated January 12, 2011

71.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and William Harley, dated January 11, 2012

72.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC, dated January 12, 2011

50

73.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC, dated January 11, 2012

74.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Sagebrush Group Inc., dated January 12, 2011

75.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Sagebrush Group Inc., dated January 11, 2012

Equity Related Plans

76.	1988 Amended and Restated Non-Qualified Stock Option Plan.

77.	2000 Performance Equity Plan

78.	2003 Employee Equity Incentive Plan

79.	2010 Long-Term Incentive Equity Plan

80.	Non-Employee Director Compensation Plan effective January 1, 2005

81.	Annual Incentive Bonus Plan, effective June 29, 2010

51

Schedule 5.15

Employee Benefit Plans

(a)	Maintenance and Contribution to Plans :

Frederick’s of Hollywood Group Inc., 401k Retirement Savings Plan

(b)	Knowledge of Plan Noncompliance with Applicable Law :

None

52

Schedule 5.16

Environmental Matters

None

53

Schedule 5.18

Material Agreements

A. Agreements Involving Aggregate Consideration of $250,000 or More in Any Calendar Year

Service Agreements

1.	Select Merchant Payment Instrument Processing Agreement, dated as of November 22, 2011, between JPMorgan Chase Bank, N.A., Paymentech, LLC and Frederick’s of Hollywood Stores, Inc.

2.	Printing Agreement, dated as of April 1, 2010, between Hollywood Mail Order, LLC and World Color (USA) Corp.

3.	Business Service Agreement, dated June 26, 2009, between Frederick’s of Hollywood, Inc. and Verizon Business Network Services, Inc., and amendment thereto, dated July 7, 2009.

IT Related Agreements

4.	Master Subscription Agreement, dated as of June 17, 2008, between Demandware, Inc. and Frederick’s of Hollywood, Inc., as amended by Amendment No.1 dated September 1, 2010 and Amendment No. 2 dated April 1, 2011 between Demandware, Inc. and Frederick’s of Hollywood, Inc.

5.	Client Services Agreement, dated as of June 17, 2008, between Demandware, Inc. and Frederick’s of Hollywood, Inc.

Marketing Agreements

6.	Master Services Agreement (ClearEdge and ChannelView Applications), dated as of December 23, 2005, between DoubleClick Inc., including its Abacus and Data Management Solutions Divisions (now a division of Epsilon Targeting), and Frederick’s of Hollywood, Inc., as amended by Amendment No.1 dated March 5, 2009 between Epsilon Data Management, LLC and Frederick’s of Hollywood.

7.	Paid Search Work Order, dated September 14, 2009, between Frederick’s of Hollywood, Inc. and Range Online Media, Inc.

Real Property Lease Agreements

8.	Lease Agreement by and between WXI, Sun Real Estate Limited Partnership, as landlord, and Frederick’s of Hollywood, Inc., as tenant, dated August 19, 2004, for corporate headquarter premises located at 6255 Sunset Boulevard, Los Angeles, CA 90028, and First Amendment dated July 20, 2007, between USA Sunset Media LLC, as successor in interest to landlord, and tenant.

9.	Lease Agreement by and between Ryan Companies USA Inc., as landlord, and Frederick’s of Hollywood, Inc., as tenant, dated September 25, 1998 for Distribution Center premises at 5005 S. 40th Street, Phoenix, AZ 85040, as amended by First Amendment dated August 1, 1999, Second Amendment dated January 12, 2000, Third Amendment dated February 15, 2002, Fourth Amendment dated May 9, 2005, Fifth Amendment dated December 27, 2007, between Cotton Fredericks, LLC as successor in interest to Ryan Companies USA Inc., as landlord and Frederick’s of Hollywood Inc., as tenant and Sixth Amendment dated May 8, 2012.

10.	Lease Agreement by and between Hollywood Associates LLC, as landlord, and Frederick’s of Hollywood Stores Inc., as tenant, dated March 2, 2005 for Flagship Store at 6751 Hollywood Boulevard, Los Angeles, CA 90028.

54

Financing Agreements

11.	Engagement letter, dated as of May 3, 2012, between Frederick’s of Hollywood Group Inc. and Allen & Company LLC

B.	Other Contracts Material to the Business

IT Related Agreements

12.	Software License Agreement, dated as of March 10, 1986, as amended, between Island Pacific, Inc. and Frederick’s of Hollywood, Inc., amended July 23, 2006

13.	Software Support Agreement, dated as of July 1, 2003, as amended, between Island Pacific, Inc. and Frederick’s of Hollywood, Inc.

14.	Software Product License Agreement, dated as of September 23, 2003, as amended, between Island Pacific, Inc. and Frederick’s of Hollywood, Inc.

15.	Software License Agreement, dated as of May 31, 1988, between Micros Retail, Inc. (formerly Commercialware, Inc.) and Frederick’s of Hollywood, Inc.

16.	Software Maintenance Agreement, dated as of December 5, 1995 between Micros Retail, Inc. (formerly Commercialware, Inc.) and Frederick’s of Hollywood, Inc.

17.	Software License/Hardware Purchase Agreement (Tradewinds POS), dated June 23, 1999, between Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

18.	Licensed Program Maintenance Agreement (Tradewinds POS), dated June 23, 1999, as amended, between Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

19.	Help Desk Services Agreement (Tradewinds POS), dated July 31, 2002, as amended, between Datavantage, Inc. (a successor to STR, Inc. and a subsidiary of Micros Systems, Inc.) and Frederick’s of Hollywood Stores, Inc.

Insurance Policies

20.	Hartford Fire Insurance Company Commercial Package Policy No. 31UUNZS4985, held by Company for Commercial Property with limits of $75,000 (blanket business personal property)

21.	Hartford Fire Insurance Company Commercial Package Policy No. 31UUNZS4985, held by Company for Commercial General Liability with an aggregate limit of $2,000,000

22.	Hartford Fire Insurance Company Commercial Package Policy No. 31UUNZS4985, held by Company for Commercial Automobile with a limit of liability of $1,000,000

23.	Federal Insurance Company Excess Liability Policy No. 79816813, held by Company with a limit of $20,000,000

24.	Illinois National Insurance Company Directors and Officers Liability Policy No. 019108484, held by Company with a limit of $10,000,000

25.	XL Speciality Insurance Company Excess Directors and Officers Liability Policy No. ELU12561512, held by Company with a limit of $5,000,000

26.	Illinois National Insurance Company Employment Practices Liability Policy No. 01541666 held by Company with a limit of $10,000,000

55

27.	Federal Insurance Company Commercial Property Coverage Policy No. 35960090 held by Company with a limit of $74,856,779 (blanket personal property excluding FL), and $15,533,873 (blanket business interruption and extra expense excluding FL) and a limit of $8,596,928 (blanket personal property FL locations only), and $1,808,148 (blanket business interruption and extra expense FL locations only)

28.	St. Paul Fire and Marine Crime Coverage Policy No. CR06800010 with a limit of $1,000,000

29.	Illinois National Insurance Company Internet Liability Policy No. 035053656, held by Company with a limit of $3,000,000

30.	Hartford Casualty Insurance Company Workers Compensation (excludes Hawaii) Policy No. 31WBIV5908, held by Company with a limit of $1,000,000

31.	Hartford Casualty Insurance Company Workers Compensation (Hawaii only) Policy No. 31WBIV5142, held by Company with a limit of $1,000,000

32.	Illinois National Insurance Company Fiduciary/Pension Trust Liability Policy No. 047666479, held by Company with a limit of $4,000,000

33.	Hartford Casualty Insurance Company Commercial Umbrella Policy No. 31RHUZ3839, held by Company with a limit of $10,000,000

34.	St Paul Travelers Insurance Company Pension Bond, Policy No. 10485278, held by company with a limit of $700,000

Equity Related Plans

35.	1988 Amended and Restated Non-Qualified Stock Option Plan.

36.	2000 Performance Equity Plan

37.	2003 Employee Equity Incentive Plan

38.	2010 Long-Term Incentive Equity Plan

39.	Non-Employee Director Compensation Plan effective January 1, 2005

40.	Annual Incentive Bonus Plan, effective June 29, 2010

C. Agreements relating to the License, Sale, acquisition, disposition or development of any Intellectual Property rights

41.	Master Development Agreement, dated as of March 3, 2011, between Frederick’s of Hollywood Inc., as Licensor, and Safeer Establishment, a subsidiary of Emirates Associated Business Group, as Developer

D. Executive Employment and Related Agreements

42.	Employment Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of June 29, 2010

43.	Stock Option Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 29, 2009

44.	Restricted Stock Agreement between Frederick’s of Hollywood Group Inc. and Thomas J. Lynch, dated as of January 29, 2009

45.	Transitional Services, Separation Agreement and General Release by and between Linda LoRe and Frederick’s of Hollywood Group Inc., dated August 19, 2011

56

Schedule 7.1

Indebtedness

1.	Frederick’s of Hollywood, Inc. has $620,000 of outstanding standby letters of credit, No. NZS322100, with Wells Fargo Bank, National Association, with an expiration date of March 20, 2014, pursuant to Section 6 of Lease Agreement by and between WXI, Sun Real Estate Limited Partnership, as landlord, and Frederick’s of Hollywood, Inc., as tenant, dated August 19, 2004. However, notice was given to Wells Fargo not to renew. See Schedule 5.11

2.	Business Service Agreement, dated June 26, 2009, between Frederick’s of Hollywood, Inc. and Verizon Business Network Services, Inc., and amendment thereto, dated July 7, 2009

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Schedule 7.2

Permitted Liens

DEBTOR	SECURED PARTY/creditor	STATE	UCC or filing NUMBEr	FILING DATE	collateral	additional filing information
Frederick’s of Hollywood Group Inc.	Verizon Credit Inc.	NY	200907205660035	7/20/09	Cisco data equipment.	Lessee/Lessor
Frederick’s of Hollywood, Inc.	Raymond Leasing Corporation	DE	20110877517	3/9/11	Raymond Leasing Corporation	Equipment.
Frederick’s of Hollywood, Inc.	Raymond Leasing Corporation	DE	20112240623	6/10/11	Raymond Leasing Corporation	Equipment.
Frederick’s of Hollywood, Inc.	Raymond Leasing Corporation	DE	20112793167	7/20/11	Raymond Leasing Corporation	Equipment.

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Schedule 7.3

Investments

None

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Schedule 7.16

Deposit Accounts

Store #	Account Name	Account#	Accounts to Stay Temporarily Open	Bank Name	Bank Address	City, State, Zip Code
Wells Fargo Bank
	Fredericks of Hollywood, Inc. - Concentration Account	XXXXXXXXXX		Wells Fargo Bank	PO BOX 63020	San Francisco, CA 94163	*
	Hollywood Mail Order, LLC		XXXXXXXXXX	Wells Fargo Bank	PO BOX 63020	San Francisco, CA 94163
	Fredericks of Hollywood Payroll Account	XXXXXXXXXX		Wells Fargo Bank	PO BOX 63021	San Francisco, CA 94164	****
	WF Retail Finance, LLC Frederick's of Hollywood		XXXXXXXXXX	Wells Fargo Bank	PO BOX 63022	San Francisco, CA 94165
	Fredericks of Hollywood Accounts Payable	XXXXXXXXXX		Wells Fargo Bank	PO BOX 63023	San Francisco, CA 94166	****
	Fredericks of Hollywood Refund Account	XXXXXXXXXX		Wells Fargo Bank	PO BOX 63024	San Francisco, CA 94167	****
	WF Retail Finance, LLC Concentration Account		XXXXXXXXXX	Wells Fargo Bank	PO BOX 63025	San Francisco, CA 94168
	WF Retail Finance, LLC Chase Merchant Card		XXXXXXXXXX	Wells Fargo Bank	PO BOX 63026	San Francisco, CA 94169
	WF Retail Finance, LLC Payment Tech merchant Card		XXXXXXXXXX	Wells Fargo Bank	PO BOX 63027	San Francisco, CA 94170
	Fredericks of Hollywood Controlled Disbursement	XXXXXXXXXX		Wells Fargo Bank	PO BOX 63028	San Francisco, CA 94171	****

Concentration Accounts
	Frederick's of Hollywood, Inc.	XXXXXXXXXX		Bank of America	Customer Connection	Dallas, TX 75283-2406	**
	Frederick's of Hollywood Stores Inc.	XXXXXXXXXX		Chase Commercial Banking	300 S. Grand Ave., Suite 350	Los Angeles, CA 90071	*

Independent Banks
160	Fredericks of Hollywood	XXXXXXXXXX		Bank of Hawaii	98-211 Palimomi Street	Aiea, HI 96701	***
342	Fredericks of Hollywood Stores	XXXXXXXXXX		Citibank	PO BOX 226526	Dallas, TX 75260	***
326	Fredericks of Hollywood Stores Inc #326	XXXXXXXXXX		Fifth Third Bank	PO BOX 630900	Cincinnati, OH 45263-0900	***
367	FOH Stores Inc	XXXXXXXXXX		IBC	130 East Travis Street	San Antonio, TX 78205	***
293	Fredericks of Hollywood Store 293	XXXXXXXXXX		People's United Bank	716 Broad Street EXT	Waterford, CT 06385	***
113	Fredericks of Hollywood	XXXXXXXXXX		Regions Bank	10950 Lincoln Trail	Fairview Heights, IL 62208	***

* Control Agreement is required under the terms of the agreement.

** No Control Agreement is required under the terms of the agreement unless account is comprised of more than 25 store branches after December 31, 2012.

*** Control Agreement is not required for this account or any banking relationship with less than 10 store branches.

**** No Control Agreement is required as this represents a disbursement account.

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